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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices)(Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/14

Item 1 — Reports to Shareholders

annual report
December 31, 2014

Janus Aspen Balanced Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Balanced Portfolio

Janus Aspen Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 8.51% and 8.24%, respectively, for the 12-month period ended December 31, 2014, compared with a return of 13.69% for the S&P 500 Index and 5.97% for the Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally-calculated benchmark that combines the total returns from the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%), returned 10.23%.

INVESTMENT ENVIRONMENT

The S&P 500 Index ended the year with strong gains, though geopolitical events and global growth concerns at times caused temporary setbacks. The U.S. economy stumbled in the beginning of the year due to a winter-related slowdown. However, it regained its footing in subsequent quarters with better-than-expected U.S. GDP growth and a declining unemployment rate. The Federal Reserve signaled that it would not raise rates until 2015 as healthy consumer spending and an improving labor market occurred amid tame inflation. This created a beneficial environment for stocks.

While equities ended the period up, the monetary policy and growth divergence between the U.S. and its major trading partners sparked a rally in the U.S. dollar against most other currencies. It also boosted volatility in the fixed income market. Volatility was further fueled by a plunge in crude oil prices. A risk-averse mentality overtook the fixed income market, and high-yield bond prices fell. However, prices of long-end Treasurys rallied and their yields declined significantly. A number of factors drove the rally in long-end Treasurys, including tame inflation and increased purchases by foreign investors, especially those whose currencies were depreciating against the U.S. dollar.

PORTFOLIO OVERVIEW

The Portfolio, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index. The Portfolio also underperformed its primary benchmark, the S&P 500 Index, but it outperformed its secondary benchmark, the Barclays U.S. Aggregate Bond Index.

The equity-to-fixed-income allocation ended the period with an equity weighting around 60% and fixed income at around 40%. The Portfolio’s equity asset allocation may vary between 35% and 65% depending on market conditions.

We believe that valuations in equities, while not cheap, are reasonable and that they offer greater risk-adjusted return potential than fixed income securities at this juncture. Adhering strictly to Janus’ philosophy of fundamental, bottom-up investing, the Portfolio selectively bought stocks that met our criteria of unrecognized but improving fundamentals and/or a solid dividend yield.

The Portfolio’s equity sleeve underperformed its benchmark, the S&P 500 Index. Sector detractors on a relative basis were led by consumer discretionary and followed by consumer staples and financials. Stock selection drove the underperformance of these three sectors, as well as our overweight in consumer discretionary.

The consumer discretionary sector’s performance was weakened by Las Vegas Sands, which was one of the leading detractors on an individual stock basis. The stock has been under pressure due to weakness in its Macau, China gambling operation. Meanwhile, there continues to be softness in the company’s VIP business, but we believe the company’s mass market business remains solid. We also believe the company can support its generous dividend yield.

Mattel’s struggle to clean up its inventory issues throughout the year made it a leading stock detractor as well. We believe profitability will improve as the company executes on its efficiency programs and refines its business mix.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

CBS was another detractor as a result of a weak advertising market. We believe advertisers may be resisting long-term commitments, but we also believe CBS will benefit from gaining market share in the premium content market, such as with its Showtime channel.

Our relative sector contributors were led by health care, energy and industrials. Stock selection drove outperformance in the healthcare and industrial sectors, while our underweight in energy was additive. The energy sector as a whole suffered from a sell-off due to the decline in crude oil prices. Our outperformance in the sector reflects our belief that what you don’t invest in can be as important to returns as what you do.

Individual equity contributors were led by Union Pacific, which reported solid volume growth throughout the year and ongoing operating improvements. Collectively, we think these factors should enable the company to produce material earnings growth over the coming years.

Shire PLC, was another top individual stock contributor. Shire had received an acquisition bid from AbbVie which drove up its stock. While AbbVie dropped the bid, we believed that Shire’s shares better reflected their value following the bid, and we exited our position.

Another top contributor was Apple. The stock was up due, in part, to excitement about new product launches from the company. We believe that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple product network.

The Portfolio’s fixed income sleeve also underperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Underperformance was driven by our yield curve positioning within corporate credit. Our material overweight within corporate credit, specifically within energy-related sectors, was also a relative detractor. In the fourth quarter, the sharp decline in crude oil prices sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market.

Among the largest relative contributors on a credit sector level were banking, automobiles, and life insurance. Our Treasury allocation was a detractor on a relative basis due to yield curve positioning. Our yield curve positioning reflected our belief that there was a greater risk of rates rising in 2014. However, rates declined significantly.

On the securitized front, our allocation within mortgage-backed securities (MBS) was also a relative detractor due to security selection. We are positioned in higher coupon, more prepayment-resistant MBS tranches, which we believe have a more stable cash-flow profile. Our MBS positioning is intended to lend defensive characteristics to the portfolio during times of market volatility. However, MBS is also typically priced off the 10-year Treasury rate. Due to the decline in 10-year Treasury yields during the period, lower coupon mortgage-backed securities were favored over those with higher coupons due to their longer duration.

Our small position in preferred securities, which were mainly bank issued, was additive on a relative basis. Spread carry, the excess income generated by securities versus those in the index, was a significant relative contributor due to our out-of-index exposure to high-yield securities.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

Heading into 2015, we have a sanguine outlook for both the U.S economy and domestic stock markets. The economy continues to grow at a modest, but steady clip, with the Federal Reserve in no rush to raise rates. An improving economy and a benign interest rate environment historically has been a constructive backdrop for equities.

U.S. equities are trading at higher valuations than they were a year ago, but we believe those higher valuations remain reasonable given our belief that earnings growth by U.S. companies will continue to push many stocks higher. The U.S. consumer remains strong, and the steep drop in oil prices is acting as a tax cut that should bolster consumer spending power and increase revenues for many companies.

Even though we are generally bullish on U.S. stocks, there are risks we continue to monitor. Falling oil prices could continue to hurt a number of energy companies and other industries tied to the energy sector. A stronger dollar and slow economic growth outside the U.S. are still headwinds for large U.S.-based companies which derive a considerable portion of revenues overseas.

Indeed, the domestic fixed income market is more focused on the downside effect that global economic challenges could have on the U.S. economy. Uncertainty created by the diverging growth and monetary policy trajectories of the U.S. and its major trading partners could drive volatility in the fixed income markets.

First and foremost, we invest according to our two core tenets of seeking capital preservation and risk-adjusted returns. Given the potential for greater volatility ahead, we have sought to reduce risk within our fixed income sleeve

2 | DECEMBER 31, 2014

(unaudited)

by reducing our exposure to corporate credit, though we remain overweight the benchmark.

Specifically, we have reduced our weighting within the energy credit sector as we believe crude oil prices could remain at lower levels. Within energy, we are focused on less leveraged credits, those cost-efficient producers that are hedging their output and, in our view, are solid capital stewards. Depending on market conditions, we may reduce our energy sector exposure further.

While the Fed has signaled that it is preparing to exit loose monetary policy, we believe near-term global growth concerns and tame inflation trends may contain long-end Treasury rates. We are also mindful of stepped up Treasury purchases by foreign investors hungry for yield. As part of our defensive positioning, we have increased our Treasury exposure to be more in line with the benchmark’s. We also believe it is prudent at this juncture for the Portfolio’s overall duration to be more in line with the benchmark’s and allow for flexibility to adjust upward or downward as conditions warrant.

On the securitized front, MBS generally does better in a market with lower volatility, so we have decreased our MBS allocation overall. Thus, we remain underweight MBS versus the benchmark.

Meanwhile, solid U.S. economic growth bodes well for corporate prospects. Moreover, with yields low, corporate credit will continue to be in demand. Nevertheless, at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions.

Selectivity is key, and that plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements. We believe that equities offer better opportunities to take advantage of corporate prospects on a risk-adjusted return basis than fixed income at this juncture, and we intend to maintain our equities overweight in the Portfolio.

On behalf of every member of our investment team, thank you for your investment in Janus Aspen Balanced Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Union Pacific Corp.	1.07%
Apple, Inc.	1.06%
Shire PLC (ADR)	1.00%
Allergan, Inc.	0.94%
United Continental Holdings, Inc.	0.85%

5 Bottom Performers – Equity Holdings

Contribution

Mattel, Inc.	–0.78%
Las Vegas Sands Corp.	–0.70%
CBS Corp. – Class B	–0.39%
CIT Group, Inc.	–0.32%
Chevron Corp.	–0.22%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Health Care	1.68%	17.92%	13.62%
Energy	1.54%	5.43%	9.98%
Industrials	0.91%	13.59%	10.55%
Telecommunication Services	0.40%	0.86%	2.39%
Materials	–0.17%	7.29%	3.45%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–2.76%	18.40%	11.98%
Consumer Staples	–0.73%	6.51%	9.64%
Financials	–0.67%	12.45%	16.24%
Other**	–0.49%	2.28%	0.00%
Utilities	–0.44%	0.00%	3.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

EI du Pont de Nemours & Co. Chemicals	2.0%
MasterCard, Inc. – Class A Information Technology Services	2.0%
Blackstone Group LP Capital Markets	1.9%
Union Pacific Corp. Road & Rail	1.8%
LyondellBasell Industries NV – Class A Chemicals	1.8%

9.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	8.51%	10.29%	8.61%	10.27%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	8.24%	10.01%	8.33%	10.11%	0.84%

S&P 500® Index	13.69%	15.45%	7.67%	9.38%

Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	5.65%

Balanced Index	10.23%	10.64%	6.57%	7.96%

Morningstar Quartile – Institutional Shares	1st	2nd	1st	1st

Morningstar Ranking – based on total returns for Moderate Allocation Funds	209/892	206/727	13/593	8/269

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,034.00	$3.02	$1,000.00	$1,022.23	$3.01	0.59%

Service Shares	$1,000.00	$1,032.40	$4.30	$1,000.00	$1,020.97	$4.28	0.84%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.7%
$1,092,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$1,100,749
351,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	356,723
4,472,000	Applebee’s/IHOP Funding LLC 4.2770%, 9/5/21 (144A)	4,486,637
953,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A),‡	928,340
160,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	165,034
233,045	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	246,489
600,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2108%, 8/15/26 (144A),‡	599,636
2,155,883	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	2,186,194
706,289	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	749,927
2,284,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	2,475,525
1,376,906	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	1,443,484
330,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5553%, 10/25/24‡	328,974
396,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8053%, 10/25/24‡	393,795
1,227,824	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	1,064,625
1,041,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	979,443
422,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.6490%, 1/10/18 (144A),‡	427,327
452,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	462,300
1,141,000	Hilton USA Trust 2013-HLT 5.2216%, 11/5/30 (144A),‡	1,169,026
730,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1508%, 4/15/30 (144A),‡	730,274
292,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.9008%, 4/15/30 (144A),‡	292,365
351,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6610%, 12/15/28 (144A),‡	350,918
1,459,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	1,537,672
418,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	419,964
446,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	459,350
1,364,000	Starwood Retail Property Trust 2014-STAR 3.4108%, 11/15/27 (144A),‡	1,369,794
811,000	Starwood Retail Property Trust 2014-STAR 4.3108%, 11/15/27 (144A),‡	814,325
1,550,400	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,644,815
1,213,310	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47	1,256,660
636,752	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 5.9413%, 2/15/51‡	667,172
390,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9050%, 1/15/27 (144A),‡	389,777
188,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4050%, 2/15/27 (144A),‡	187,884
188,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4050%, 2/15/27 (144A),‡	187,779

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $29,912,740)		29,872,977

Bank Loans and Mezzanine Loans – 0.6%
Communications – 0.1%
1,201,514	Tribune Media Co. 4.0000%, 12/27/20‡	1,181,244
Consumer Cyclical – 0.1%
1,389,640	MGM Resorts International 3.5000%, 12/20/19‡	1,350,563
Consumer Non-Cyclical – 0.1%
305,910	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	304,827
1,323,003	IMS Health, Inc. 3.5000%, 3/17/21‡	1,289,928
685,873	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	676,730

		2,271,485
Technology – 0.3%
5,530,210	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	5,504,882

Total Bank Loans and Mezzanine Loans (cost $10,426,589)		10,308,174

Common Stocks – 58.8%
Aerospace & Defense – 4.5%
231,609	Boeing Co.	30,104,538
208,060	Honeywell International, Inc.	20,789,355
107,952	Precision Castparts Corp.	26,003,478

		76,897,371
Airlines – 1.4%
345,730	United Continental Holdings, Inc.*	23,125,880
Automobiles – 1.3%
620,643	General Motors Co.	21,666,647
Beverages – 0.4%
255,381	Diageo PLC	7,323,719

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Biotechnology – 0.7%
76,929	Amgen, Inc.	$12,254,020
Capital Markets – 1.9%
954,199	Blackstone Group LP	32,280,552
Chemicals – 3.8%
469,032	EI du Pont de Nemours & Co.	34,680,226
379,913	LyondellBasell Industries NV – Class A	30,161,293

		64,841,519
Commercial Banks – 2.5%
247,914	JPMorgan Chase & Co.	15,514,458
588,932	U.S. Bancorp	26,472,494

		41,986,952
Consumer Finance – 0.8%
147,964	American Express Co.	13,766,571
Diversified Financial Services – 0.5%
92,038	CME Group, Inc.	8,159,169
Diversified Telecommunication Services – 0.2%
64,425	Verizon Communications, Inc.	3,013,801
Electronic Equipment, Instruments & Components – 1.3%
340,284	TE Connectivity, Ltd. (U.S. Shares)	21,522,963
Food Products – 0.5%
81,758	Hershey Co.	8,497,109
Health Care Equipment & Supplies – 0.8%
318,182	Abbott Laboratories	14,324,554
Health Care Providers & Services – 2.4%
286,023	Aetna, Inc.	25,407,423
186,490	Express Scripts Holding Co.*	15,790,108

		41,197,531
Hotels, Restaurants & Leisure – 2.5%
391,897	Las Vegas Sands Corp.	22,792,729
127,865	Six Flags Entertainment Corp.	5,517,375
169,512	Starwood Hotels & Resorts Worldwide, Inc.	13,742,338

		42,052,442
Industrial Conglomerates – 0.8%
78,898	3M Co.	12,964,519
Information Technology Services – 2.4%
90,187	Automatic Data Processing, Inc.	7,518,890
394,201	MasterCard, Inc. – Class A	33,964,358

		41,483,248
Insurance – 0.9%
645,099	Prudential PLC	14,843,292
Internet & Catalog Retail – 0.8%
12,799	Priceline Group, Inc.*	14,593,548
Internet Software & Services – 2.0%
105,231	Alibaba Group Holding, Ltd. (ADR)*	10,937,710
44,413	Google, Inc. – Class C*	23,379,003

		34,316,713
Leisure Products – 1.0%
537,134	Mattel, Inc.	16,621,612
Machinery – 0.3%
64,255	Dover Corp.	4,608,369
Media – 2.4%
462,972	CBS Corp. – Class B	25,620,870
74,593	Time Warner Cable, Inc.	11,342,612
45,337	Viacom, Inc. – Class B	3,411,609

		40,375,091
Oil, Gas & Consumable Fuels – 3.4%
210,155	Chevron Corp.	23,575,188
720,660	Enterprise Products Partners LP	26,030,239
321,831	Marathon Oil Corp.	9,104,599

		58,710,026
Pharmaceuticals – 6.3%
440,376	AbbVie, Inc.	28,818,205
329,455	Bristol-Myers Squibb Co.	19,447,729
138,797	Eli Lilly & Co.	9,575,605
194,947	Endo International PLC*	14,059,578
191,984	Johnson & Johnson	20,075,767
280,715	Mylan, Inc.*	15,823,904

		107,800,788
Professional Services – 0.3%
47,529	Towers Watson & Co. – Class A	5,378,857
Real Estate Investment Trusts (REITs) – 0.4%
89,160	Outfront Media, Inc.	2,393,054
73,774	Ventas, Inc.	5,289,596

		7,682,650
Real Estate Management & Development – 0.4%
6,399,631	Colony American Homes Holdings III LP*,§	7,295,579
Road & Rail – 2.6%
67,168	Canadian Pacific Railway, Ltd. (U.S. Shares)	12,942,602
265,844	Union Pacific Corp.	31,669,996

		44,612,598
Software – 1.6%
21,291	CDK Global, Inc.	867,821
561,203	Microsoft Corp.	26,067,879

		26,935,700
Specialty Retail – 1.0%
10,721	AutoZone, Inc.*	6,637,478
99,288	Home Depot, Inc.	10,422,262

		17,059,740
Technology Hardware, Storage & Peripherals – 2.9%
221,276	Apple, Inc.	24,424,445
413,180	EMC Corp.	12,287,973
180,160	Seagate Technology PLC	11,980,640

		48,693,058
Textiles, Apparel & Luxury Goods – 1.7%
307,419	NIKE, Inc. – Class B	29,558,337
Tobacco – 2.1%
318,272	Altria Group, Inc.	15,681,262
250,378	Philip Morris International, Inc.	20,393,288

		36,074,550

Total Common Stocks (cost $725,133,623)		1,002,519,075

Corporate Bonds – 16.5%
Asset-Backed Securities – 0.1%
$1,579,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,560,305

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Banking – 2.8%
$831,000	Ally Financial, Inc. 8.0000%, 3/15/20	$980,580
823,000	Ally Financial, Inc. 7.5000%, 9/15/20	964,968
1,774,000	American Express Co. 6.8000%, 9/1/66‡	1,858,265
595,000	American Express Co. 5.2000%µ	604,277
868,000	American Express Credit Corp. 1.7500%, 6/12/15	872,772
678,000	Bank of America Corp. 1.5000%, 10/9/15	680,780
1,506,000	Bank of America Corp. 8.0000%µ	1,617,068
1,563,000	Citigroup, Inc. 5.9000%, 12/29/49	1,523,925
2,638,000	Citigroup, Inc. 5.8000%µ	2,638,000
983,000	Credit Suisse, New York 3.6250%, 9/9/24	999,946
1,533,000	Discover Financial Services 3.9500%, 11/6/24	1,541,038
2,804,000	Goldman Sachs Capital I 6.3450%, 2/15/34	3,335,652
609,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	653,212
381,000	Goldman Sachs Group, Inc. 5.7000%µ	385,382
981,000	HBOS PLC 6.7500%, 5/21/18 (144A)	1,093,321
1,588,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	1,541,178
2,629,000	Morgan Stanley 1.8750%, 1/5/18	2,619,378
957,000	Morgan Stanley 5.0000%, 11/24/25	1,021,229
387,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	390,875
2,841,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	3,081,334
2,929,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	3,170,344
5,148,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	5,236,499
1,415,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	1,494,517
1,641,000	SVB Financial Group 5.3750%, 9/15/20	1,845,242
1,834,000	Synchrony Financial 3.0000%, 8/15/19	1,854,069
2,522,000	Synchrony Financial 4.2500%, 8/15/24	2,587,897
2,477,000	Zions Bancorporation 5.8000%µ	2,338,288

		46,930,036
Basic Industry – 0.8%
2,164,000	Albemarle Corp. 4.1500%, 12/1/24	2,198,637
1,778,000	Albemarle Corp. 5.4500%, 12/1/44	1,913,213
877,000	Ashland, Inc. 3.8750%, 4/15/18	885,770
1,132,000	Ashland, Inc. 6.8750%, 5/15/43	1,205,580
2,632,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	2,647,729
2,467,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	2,477,531
1,353,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	1,326,016

		12,654,476
Brokerage – 1.6%
2,103,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,250,210
947,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	970,162
1,447,000	Charles Schwab Corp. 7.0000%µ	1,672,197
1,982,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	2,100,920
1,091,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	1,115,547
438,000	Lazard Group LLC 6.8500%, 6/15/17	487,582
1,820,000	Lazard Group LLC 4.2500%, 11/14/20	1,918,189
2,843,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	2,970,935
1,631,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,716,627
2,153,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,232,243
4,064,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	4,628,823
1,231,000	Stifel Financial Corp. 4.2500%, 7/18/24	1,238,295
3,087,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	3,128,715

		26,430,445
Capital Goods – 0.5%
932,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	918,020
1,295,000	Exelis, Inc. 4.2500%, 10/1/16	1,339,302
585,000	Exelis, Inc. 5.5500%, 10/1/21	631,355
1,612,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,670,903
1,496,000	Hanson, Ltd. 6.1250%, 8/15/16	1,585,760
1,027,000	KLX, Inc. 5.8750%, 12/1/22 (144A)	1,037,270
870,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	891,840

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Capital Goods – (continued)
$635,000	Owens Corning 4.2000%, 12/1/24	$626,660
278,000	Vulcan Materials Co. 7.0000%, 6/15/18	305,800

		9,006,910
Communications – 0.3%
705,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	708,525
745,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	748,725
879,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	890,230
1,327,000	Sprint Corp. 7.2500%, 9/15/21	1,315,389
1,726,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,882,828

		5,545,697
Consumer Cyclical – 1.5%
2,528,000	Brinker International, Inc. 3.8750%, 5/15/23	2,520,960
291,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	301,454
563,000	DR Horton, Inc. 4.7500%, 5/15/17	588,335
1,217,000	DR Horton, Inc. 3.7500%, 3/1/19	1,204,830
2,684,000	General Motors Co. 3.5000%, 10/2/18	2,737,680
6,906,000	General Motors Co. 4.8750%, 10/2/23	7,389,420
1,446,000	General Motors Co. 6.2500%, 10/2/43	1,727,392
1,254,000	General Motors Co. 5.2000%, 4/1/45	1,322,970
651,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	651,814
361,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	368,180
828,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	898,399
1,389,000	MDC Holdings, Inc. 5.5000%, 1/15/24	1,343,857
682,000	MGM Resorts International 8.6250%, 2/1/19	773,217
1,202,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	1,171,950
505,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	507,525
460,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	491,050
258,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	252,840
805,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	764,750

		25,016,623
Consumer Non-Cyclical – 1.1%
454,000	Actavis Funding SCS 3.8500%, 6/15/24	456,319
403,000	Actavis Funding SCS 4.8500%, 6/15/44	408,939
1,496,000	Becton Dickinson and Co. 1.8000%, 12/15/17	1,501,517
2,134,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	2,315,390
883,000	HCA, Inc. 3.7500%, 3/15/19	884,104
1,580,000	Life Technologies Corp. 6.0000%, 3/1/20	1,805,095
391,000	Life Technologies Corp. 5.0000%, 1/15/21	432,131
686,000	Omnicare, Inc. 4.7500%, 12/1/22	694,575
907,000	Omnicare, Inc. 5.0000%, 12/1/24	929,675
1,040,000	Safeway, Inc. 4.7500%, 12/1/21	1,052,996
405,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	412,087
816,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	817,349
1,182,000	Tyson Foods, Inc. 6.6000%, 4/1/16	1,260,017
2,710,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	2,729,081
2,708,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	2,767,920

		18,467,195
Electric – 0.2%
820,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	865,100
1,071,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	1,102,599
1,257,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	1,412,714

		3,380,413
Energy – 3.1%
2,616,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	2,236,680
2,194,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	1,853,930
2,203,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	2,201,623
2,955,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	2,873,737
3,170,000	Chevron Corp. 1.3450%, 11/15/17	3,172,568
2,904,000	Cimarex Energy Co. 5.8750%, 5/1/22	3,020,160
2,414,000	Cimarex Energy Co. 4.3750%, 6/1/24	2,305,370
1,700,000	Continental Resources, Inc. 5.0000%, 9/15/22	1,644,750
2,257,000	DCP Midstream Operating LP 4.9500%, 4/1/22	2,395,668
1,185,000	DCP Midstream Operating LP 3.8750%, 3/15/23	1,133,969
1,058,000	DCP Midstream Operating LP 5.6000%, 4/1/44	1,081,671

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Energy – (continued)
$1,348,000	Devon Energy Corp. 2.2500%, 12/15/18	$1,343,142
773,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	812,987
812,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	813,572
835,000	Energy Transfer Partners LP 4.1500%, 10/1/20	856,025
1,225,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	1,240,975
1,002,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	1,046,687
627,000	Ensco PLC 4.5000%, 10/1/24	609,430
1,273,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	1,196,620
349,000	Frontier Oil Corp. 6.8750%, 11/15/18	355,980
82,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	92,782
916,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	1,126,680
1,199,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,337,831
2,206,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,166,667
1,713,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	1,644,480
3,305,000	Oceaneering International, Inc. 4.6500%, 11/15/24	3,236,101
1,614,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	1,647,010
1,957,000	Spectra Energy Partners LP 4.7500%, 3/15/24	2,097,747
2,826,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	2,720,025
2,749,000	Western Gas Partners LP 5.3750%, 6/1/21	3,016,032
2,207,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	2,063,545

		53,344,444
Finance Companies – 0.7%
3,458,000	CIT Group, Inc. 4.2500%, 8/15/17	3,527,160
138,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	149,730
2,730,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	2,880,150
966,000	CIT Group, Inc. 3.8750%, 2/19/19	963,585
650,000	GE Capital Trust I 6.3750%, 11/15/67‡	700,084
571,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	612,398
2,300,000	General Electric Capital Corp. 6.2500%µ	2,504,125
900,000	General Electric Capital Corp. 7.1250%µ	1,047,375

		12,384,607
Financial – 0.3%
1,825,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,894,016
3,232,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	3,233,387

		5,127,403
Industrial – 0.1%
741,000	Cintas Corp. No 2 2.8500%, 6/1/16	759,726
776,000	Cintas Corp. No 2 4.3000%, 6/1/21	836,281

		1,596,007
Insurance – 0.2%
2,758,000	Primerica, Inc. 4.7500%, 7/15/22	3,008,357
1,122,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	1,110,780

		4,119,137
Real Estate Investment Trusts (REITs) – 1.0%
1,240,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	1,228,143
2,175,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,313,463
1,261,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	1,291,306
1,300,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,497,210
2,011,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	2,016,028
1,050,000	Post Apartment Homes LP 4.7500%, 10/15/17	1,128,987
590,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	621,938
338,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	366,389
641,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	642,331
517,000	Senior Housing Properties Trust 6.7500%, 4/15/20	584,206
570,000	Senior Housing Properties Trust 6.7500%, 12/15/21	658,094
1,253,000	SL Green Realty Corp. 5.0000%, 8/15/18	1,343,939
2,419,000	SL Green Realty Corp. 7.7500%, 3/15/20	2,889,783

		16,581,817
Technology – 1.8%
1,018,000	Autodesk, Inc. 3.6000%, 12/15/22	1,006,624
2,763,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	2,807,330
363,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	384,981

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Technology – (continued)
$856,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	$864,647
1,068,000	Fiserv, Inc. 3.1250%, 10/1/15	1,086,394
548,000	Motorola Solutions, Inc. 4.0000%, 9/1/24	551,300
683,000	MSCI, Inc. 5.2500%, 11/15/24 (144A)	706,905
1,713,000	National Semiconductor Corp. 3.9500%, 4/15/15	1,730,115
742,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	744,249
593,000	Seagate HDD Cayman 4.7500%, 6/1/23	615,918
5,662,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	5,832,794
335,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	353,302
3,045,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	3,119,892
4,377,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	4,296,113
1,039,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,115,399
3,843,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,329,839
1,603,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,652,045

		31,197,847
Transportation – 0.4%
293,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	296,423
1,626,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,653,901
204,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	206,807
1,707,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,762,305
1,141,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	1,134,042
174,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	187,436
936,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	971,550
1,108,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,186,922

		7,399,386

Total Corporate Bonds (cost $275,403,644)		280,742,748

Mortgage-Backed Securities – 6.7%
	Fannie Mae Pool:
259,932	5.5000%, 1/1/25	285,647
605,690	5.0000%, 9/1/29	671,110
920,070	3.5000%, 10/1/29	973,369
236,939	5.0000%, 1/1/30	262,507
173,304	5.5000%, 1/1/33	195,483
693,096	6.0000%, 10/1/35	791,443
801,459	6.0000%, 12/1/35	915,254
122,177	6.0000%, 2/1/37	141,232
628,120	6.0000%, 9/1/37	689,223
552,414	6.0000%, 10/1/38	643,826
194,938	7.0000%, 2/1/39	217,544
861,063	5.5000%, 3/1/40	981,845
2,560,975	5.5000%, 4/1/40	2,875,751
275,705	4.5000%, 10/1/40	302,563
1,712,579	5.0000%, 2/1/41	1,902,612
470,008	5.5000%, 2/1/41	535,949
534,750	5.0000%, 4/1/41	594,018
935,046	5.0000%, 5/1/41	1,038,602
856,896	5.5000%, 5/1/41	957,851
4,803,470	5.5000%, 6/1/41	5,385,718
839,506	5.0000%, 7/1/41	932,575
1,338,989	5.5000%, 7/1/41	1,499,543
704,055	4.5000%, 8/1/41	769,244
1,327,849	5.5000%, 12/1/41	1,492,348
1,470,570	4.5000%, 1/1/42	1,612,704
1,366,368	4.0000%, 6/1/42	1,473,909
2,539,705	4.5000%, 6/1/42	2,761,503
8,156,804	3.5000%, 7/1/42	8,544,165
2,458,297	4.0000%, 7/1/42	2,651,401
605,040	4.0000%, 8/1/42	652,629
731,668	4.0000%, 9/1/42	788,881
2,290,021	4.0000%, 9/1/42	2,470,198
881,333	4.0000%, 11/1/42	950,895
3,632,947	4.5000%, 2/1/43	3,990,778
1,732,474	4.0000%, 5/1/43	1,868,717
1,827,308	4.0000%, 7/1/43	1,971,225
2,146,255	4.0000%, 8/1/43	2,315,603
542,564	4.0000%, 9/1/43	585,374
1,960,420	4.0000%, 9/1/43	2,114,649
1,167,430	3.5000%, 1/1/44	1,224,377
2,631,607	3.5000%, 1/1/44	2,759,983
1,385,925	4.0000%, 2/1/44	1,494,853
1,384,383	3.5000%, 4/1/44	1,450,238
4,169,714	3.5000%, 5/1/44	4,373,168
3,787,754	4.0000%, 7/1/44	4,093,818
927,522	4.0000%, 8/1/44	1,002,552
2,396,168	4.0000%, 8/1/44	2,589,779
	Freddie Mac Gold Pool:
221,722	5.0000%, 1/1/19	233,033
179,385	5.5000%, 8/1/19	189,733
240,739	5.0000%, 6/1/20	256,511
556,932	5.5000%, 12/1/28	622,599
869,392	3.5000%, 2/1/29	917,539
469,053	5.5000%, 10/1/36	528,672
2,064,823	6.0000%, 4/1/40	2,353,001
696,375	4.5000%, 1/1/41	762,275
1,489,789	5.0000%, 5/1/41	1,662,282
689,310	5.5000%, 5/1/41	771,103
3,640,896	5.5000%, 9/1/41	4,072,357
2,795,440	4.5000%, 9/1/44	3,095,589
	Ginnie Mae I Pool:
675,111	5.1000%, 1/15/32	768,932
727,246	4.9000%, 10/15/34	807,366
89,493	5.5000%, 9/15/35	102,735
484,031	5.5000%, 3/15/36	546,137

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

	Ginnie Mae I Pool: (continued)
$567,108	5.5000%, 8/15/39	$673,400
1,678,745	5.5000%, 8/15/39	1,937,177
469,861	5.0000%, 10/15/39	521,415
647,164	5.5000%, 10/15/39	738,691
724,658	5.0000%, 11/15/39	802,356
216,302	5.0000%, 1/15/40	239,437
81,483	5.0000%, 5/15/40	90,828
240,857	5.0000%, 5/15/40	267,607
183,257	5.0000%, 7/15/40	202,475
729,749	5.0000%, 7/15/40	807,889
776,883	5.0000%, 2/15/41	864,132
315,819	5.0000%, 5/15/41	355,962
221,899	4.5000%, 7/15/41	244,135
1,506,184	4.5000%, 8/15/41	1,680,905
172,822	5.0000%, 9/15/41	192,952
	Ginnie Mae II Pool:
419,827	6.0000%, 11/20/34	481,380
544,599	5.5000%, 11/20/37	607,287
172,862	6.0000%, 1/20/39	194,131
1,028,241	4.5000%, 10/20/41	1,127,923
75,359	6.0000%, 10/20/41	86,048
217,799	6.0000%, 12/20/41	248,087
483,838	5.5000%, 1/20/42	546,581
237,112	6.0000%, 1/20/42	270,767
199,693	6.0000%, 2/20/42	227,801
145,342	6.0000%, 3/20/42	165,947
337,751	6.0000%, 4/20/42	385,140
340,220	3.5000%, 5/20/42	359,312
716,730	5.5000%, 5/20/42	808,573
288,566	6.0000%, 5/20/42	324,570
858,916	5.5000%, 7/20/42	957,328
182,501	6.0000%, 7/20/42	208,102
196,314	6.0000%, 8/20/42	223,981
435,425	6.0000%, 9/20/42	496,956
187,483	6.0000%, 11/20/42	213,369
230,624	6.0000%, 2/20/43	262,918

Total Mortgage-Backed Securities (cost $112,356,647)		114,302,082

Preferred Stocks – 0.7%
Capital Markets – 0.2%
56,050	Morgan Stanley, 6.8750%	1,491,490
60,780	Morgan Stanley, 7.1250%	1,673,273
34,375	State Street Corp., 5.9000%	888,938

		4,053,701
Commercial Banks – 0.1%
78,450	Wells Fargo & Co., 6.6250%	2,176,203
Construction & Engineering – 0.1%
37,575	Citigroup Capital XIII, 7.8750%	998,744
Consumer Finance – 0.3%
2,468	Ally Financial, Inc., 7.0000% (144A)	2,466,997
63,650	Discover Financial Services, 6.5000%	1,612,891

		4,079,888

Total Preferred Stocks (cost $10,849,446)		11,308,536

U.S. Treasury Notes/Bonds – 14.0%
$15,343,000	0.5000%, 11/30/16	15,304,643
14,203,000	0.6250%, 12/31/16	14,184,138
4,496,000	0.7500%, 6/30/17	4,479,140
560,000	0.8750%, 7/15/17	559,344
81,000	1.0000%, 9/15/17	81,044
138,000	0.8750%, 10/15/17	137,472
773,000	0.7500%, 10/31/17	766,840
11,124,000	1.0000%, 12/15/17	11,097,925
1,137,000	0.7500%, 12/31/17	1,125,008
456,000	0.8750%, 1/31/18	452,331
1,839,000	0.7500%, 3/31/18	1,810,696
10,610,000	1.3750%, 7/31/18	10,620,780
10,850,000	1.5000%, 8/31/18	10,902,557
36,225,000	1.3750%, 9/30/18	36,201,742
7,146,000	1.2500%, 10/31/18	7,099,665
6,194,000	1.6250%, 7/31/19	6,203,675
5,581,000	1.7500%, 9/30/19	5,613,699
8,118,000	1.5000%, 10/31/19	8,068,529
18,776,000	1.5000%, 11/30/19	18,657,186
4,533,000	2.1250%, 9/30/21	4,583,996
1,898,000	1.7500%, 5/15/23	1,848,029
6,986,000	2.5000%, 8/15/23	7,210,314
9,749,000	2.7500%, 11/15/23	10,263,104
4,951,000	2.5000%, 5/15/24	5,100,302
1,326,000	2.3750%, 8/15/24	1,350,552
32,892,000	2.2500%, 11/15/24	33,113,001
7,550,000	3.7500%, 11/15/43	9,075,923
1,451,000	3.6250%, 2/15/44	1,707,532
1,386,000	3.3750%, 5/15/44	1,560,333
3,330,000	3.1250%, 8/15/44	3,584,952
5,114,000	3.0000%, 11/15/44	5,374,497

Total U.S. Treasury Notes/Bonds (cost $234,823,234)		238,138,949

Investment Companies – 0.5%
Money Markets – 0.5%
7,849,944	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $7,849,944)	7,849,944

Total Investments (total cost $1,406,755,867) – 99.5%		1,695,042,485

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		9,008,284

Net Assets – 100%		$1,704,050,769

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,609,157,502	94.9%
United Kingdom	40,102,489	2.4
Canada	12,942,602	0.8
China	10,937,710	0.6
Singapore	5,504,882	0.3
Taiwan	4,296,113	0.3
Germany	3,788,794	0.2
Netherlands	3,233,387	0.2
Australia	1,793,633	0.1
Italy	1,541,178	0.1
Switzerland	999,946	0.1
South Korea	744,249	0.0

Total	$1,695,042,485	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 1/22/15	1,755,000	$2,734,594	$275

Credit Suisse International: British Pound 1/8/15	1,300,000	2,025,878	13,692

HSBC Securities (USA), Inc.: British Pound 1/15/15	980,000	1,527,105	15,072

JPMorgan Chase & Co.: British Pound 1/22/15	1,430,000	2,228,188	16,436

RBC Capital Markets Corp.: British Pound 1/29/15	1,675,000	2,609,777	21,647

Total		$11,125,542	$67,122

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%).

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2014 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$88,591,777	5.2%

*	Non-income producing security.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
Colony American Homes Holdings III LP	1/30/13	$6,407,653	$7,295,579	0.4%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,042,211	1,064,625	0.1

Total		$7,449,864	$8,360,204	0.5%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

16 | DECEMBER 31, 2014

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	10,478,159	835,327,329	(837,955,544)	7,849,944	$–	$17,408	$7,849,944

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Balanced Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$29,872,977	$–

Bank Loans and Mezzanine Loans	–	10,308,174	–

Common Stocks
Beverages	–	7,323,719	–
Insurance	–	14,843,292	–
Real Estate Management & Development	–	–	7,295,579
All Other	973,056,485	–	–

Corporate Bonds	–	280,742,748	–

Mortgage-Backed Securities	–	114,302,082	–

Preferred Stocks	–	11,308,536	–

U.S. Treasury Notes/Bonds	–	238,138,949	–

Investment Companies	–	7,849,944	–

Total Investments in Securities	$973,056,485	$714,690,421	$7,295,579

Other Financial Instruments(a):
Forward Currency Contracts	$–	$67,122	$–

Total Assets	$973,056,485	$714,757,543	$7,295,579

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series | 17

Statement of Assets and Liabilities

Janus Aspen
Balanced
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$1,406,755,867
Unaffiliated investments at value	$1,687,192,541
Affiliated investments at value	7,849,944
Forward currency contracts	67,122
Non-interested Trustees’ deferred compensation	34,842
Receivables:
Investments sold	4,867,010
Portfolio shares sold	5,257,548
Dividends	1,351,533
Dividends from affiliates	1,884
Foreign dividend tax reclaim	34,716
Interest	4,337,531
Other assets	22,047
Total Assets	1,711,016,718
Liabilities:
Due to custodian	195,295
Payables:
Investments purchased	4,955,808
Portfolio shares repurchased	567,021
Advisory fees	808,166
Portfolio administration fees	14,694
Transfer agent fees and expenses	734
12b-1 Distribution and shareholder servicing fees	263,026
Non-interested Trustees’ fees and expenses	9,264
Non-interested Trustees’ deferred compensation fees	34,842
Accrued expenses and other payables	117,099
Total Liabilities	6,965,949
Net Assets	$1,704,050,769
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,330,828,696
Undistributed net investment income/(loss)*	11,306,232
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	73,556,927
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	288,358,914
Total Net Assets	$1,704,050,769
Net Assets - Institutional Shares	$475,806,883
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,140,479
Net Asset Value Per Share	$31.43
Net Assets - Service Shares	$1,228,243,886
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	37,250,822
Net Asset Value Per Share	$32.97

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Statement of Operations

Janus Aspen
Balanced
For the year ended December 31, 2014	Portfolio

Investment Income:
Interest	$19,701,624
Dividends	18,774,185
Dividends from affiliates	17,408
Other income	232,770
Foreign tax withheld	(10,957)
Total Investment Income	38,715,030
Expenses:
Advisory fees	8,179,293
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,536,725
Other transfer agent fees and expenses:
Institutional Shares	1,340
Service Shares	3,531
Shareholder reports expense	63,427
Registration fees	29,059
Custodian fees	25,813
Professional fees	88,854
Non-interested Trustees’ fees and expenses	39,733
Portfolio administration fees	137,383
Other expenses	123,339
Total Expenses	11,228,497
Net Expenses	11,228,497
Net Investment Income/(Loss)	27,486,533
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	69,498,515
Total Net Realized Gain/(Loss) on Investments	69,498,515
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,976,994
Total Change in Unrealized Net Appreciation/Depreciation	22,976,994
Net Increase/(Decrease) in Net Assets Resulting from Operations	$119,962,042

See Notes to Financial Statements.

Janus Aspen Series | 19

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$27,486,533	$18,196,548
Net realized gain/(loss) on investments	69,498,515	40,110,607
Change in unrealized net appreciation/depreciation	22,976,994	133,018,410
Net Increase/(Decrease) in Net Assets Resulting from Operations	119,962,042	191,325,565
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(8,234,908)	(6,960,262)
Service Shares	(15,983,324)	(8,326,696)
Net Realized Gain from Investment Transactions*
Institutional Shares	(12,417,608)	(25,781,443)
Service Shares	(25,030,597)	(30,435,072)
Net Decrease from Dividends and Distributions to Shareholders	(61,666,437)	(71,503,473)
Capital Share Transactions:
Shares Sold
Institutional Shares	28,106,105	25,257,529
Service Shares	398,303,471	363,391,242
Reinvested Dividends and Distributions
Institutional Shares	20,652,516	32,741,705
Service Shares	41,013,921	38,761,768
Shares Repurchased
Institutional Shares	(65,968,474)	(69,173,368)
Service Shares	(114,711,837)	(102,852,378)
Net Increase/(Decrease) from Capital Share Transactions	307,395,702	288,126,498
Net Increase/(Decrease) in Net Assets	365,691,307	407,948,590
Net Assets:
Beginning of period	1,338,359,462	930,410,872
End of period	$1,704,050,769	$1,338,359,462

Undistributed Net Investment Income/(Loss)*	$11,306,232	$8,630,918

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Financial Highlights

Institutional Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$30.26	$27.17	$26.62	$28.30	$26.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.62(1)	0.56	1.14	0.73	0.81
Net gain/(loss) on investments (both realized and unrealized)	1.92	4.67	2.30	(0.22)	1.39
Total from Investment Operations	2.54	5.23	3.44	0.51	2.20
Less Distributions:
Dividends (from net investment income)*	(0.55)	(0.45)	(0.80)	(0.69)	(0.78)
Distributions (from capital gains)*	(0.82)	(1.69)	(2.09)	(1.50)	–
Total Distributions	(1.37)	(2.14)	(2.89)	(2.19)	(0.78)
Net Asset Value, End of Period	$31.43	$30.26	$27.17	$26.62	$28.30
Total Return	8.54%	20.11%	13.66%	1.60%	8.39%
Net Assets, End of Period (in thousands)	$475,807	$475,100	$435,689	$843,446	$955,585
Average Net Assets for the Period (in thousands)	$472,445	$455,356	$509,335	$906,725	$970,582
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.58%	0.58%	0.60%	0.57%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.58%	0.58%	0.60%	0.57%	0.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.01%	1.87%	2.23%	2.50%	2.74%
Portfolio Turnover Rate	87%	76%	77%	108%	90%

Service Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$31.72	$28.42	$27.74	$29.42	$27.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.57(1)	0.58	0.57	0.66	0.71
Net gain/(loss) on investments (both realized and unrealized)	2.00	4.82	2.94	(0.20)	1.51
Total from Investment Operations	2.57	5.40	3.51	0.46	2.22
Less Distributions:
Dividends (from net investment income)*	(0.50)	(0.41)	(0.74)	(0.64)	(0.73)
Distributions (from capital gains)*	(0.82)	(1.69)	(2.09)	(1.50)	–
Total Distributions	(1.32)	(2.10)	(2.83)	(2.14)	(0.73)
Net Asset Value, End of Period	$32.97	$31.72	$28.42	$27.74	$29.42
Total Return	8.24%	19.80%	13.37%	1.35%	8.12%
Net Assets, End of Period (in thousands)	$1,228,244	$863,259	$494,722	$763,208	$764,603
Average Net Assets for the Period (in thousands)	$1,013,680	$596,154	$533,254	$770,420	$705,784
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.84%	0.84%	0.85%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.84%	0.84%	0.85%	0.82%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.77%	1.62%	2.00%	2.25%	2.49%
Portfolio Turnover Rate	87%	76%	77%	108%	90%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Aspen Series | 21

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained

22 | DECEMBER 31, 2014

subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 23

Notes to Financial Statements (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Portfolio	to Level 2

Janus Aspen Balanced Portfolio	$15,051,817

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from

24 | DECEMBER 31, 2014

purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal

Janus Aspen Series | 25

Notes to Financial Statements (continued)

course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the year, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward contracts during the year ended December 31, 2014.

Portfolio	Sold

Janus Aspen Balanced Portfolio	$15,627,314

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted	Asset Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Balanced Portfolio
Currency Contracts	Forward currency contracts	$67,122

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Aspen Balanced Portfolio
Currency Contracts	$(36,636)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Balanced Portfolio
Currency Contracts	$393,185

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

26 | DECEMBER 31, 2014

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will

Janus Aspen Series | 27

Notes to Financial Statements (continued)

change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

28 | DECEMBER 31, 2014

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$275	$–	$–	$275
Credit Suisse International	13,692	–	–	13,692
HSBC Securities (USA), Inc.	15,072	–	–	15,072
JPMorgan Chase & Co.	16,436	–	–	16,436
RBC Capital Markets Corp.	21,647	–	–	21,647

Total	$67,122	$–	$–	$67,122

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may

Janus Aspen Series | 29

Notes to Financial Statements (continued)

not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and

30 | DECEMBER 31, 2014

these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Balanced Portfolio	$16,971,770	$63,769,765	$–	$–	$–	$(29,668)	$292,510,206

Janus Aspen Series | 31

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$1,402,532,279	$296,492,049	$(3,981,843)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$24,218,232	$37,448,205	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$22,565,797	$48,937,675	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Balanced Portfolio	$–	$(592,987)	$592,987

32 | DECEMBER 31, 2014

6.	Capital Share Transactions

	Janus Aspen Balanced Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	915,113	874,843
Reinvested dividends and distributions	675,377	1,195,907
Shares repurchased	(2,148,096)	(2,407,466)
Net Increase/(Decrease) in Portfolio Shares	(557,606)	(336,716)
Shares Outstanding, Beginning of Period	15,698,085	16,034,801
Shares Outstanding, End of Period	15,140,479	15,698,085
Transactions in Portfolio Shares – Service Shares
Shares sold	12,324,980	11,870,431
Reinvested dividends and distributions	1,277,515	1,347,765
Shares repurchased	(3,565,814)	(3,414,318)
Net Increase/(Decrease) in Portfolio Shares	10,036,681	9,803,878
Shares Outstanding, Beginning of Period	27,214,141	17,410,263
Shares Outstanding, End of Period	37,250,822	27,214,141

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$824,082,990	$585,296,664	$735,657,992	$703,100,299

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

34 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

36 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

38 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

40 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 41

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

42 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

44 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 45

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

46 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 47

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Balanced Portfolio	$37,448,205

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	45%

Janus Aspen Series | 49

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

50 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

52 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81189	109-02-81113 02-15

annual report
December 31, 2014

Janus Aspen Enterprise Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Enterprise Portfolio

Janus Aspen Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2014, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 12.52% and 12.24%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 11.90%.

INVESTMENT ENVIRONMENT

Mid-cap equities had strong gains during the year, but the march forward was not without volatility. The index was up through the first half of the year, lifted by evidence the U.S. economy was improving and also supported by low interest rates. Markets ended the year more volatile, selling off early in the fourth quarter as several data points showed the economy outside the U.S. was weakening. Markets then rose but were volatile again in December as investors considered whether the sharp slide in oil prices was a consequence of declining expectations of global growth.

PERFORMANCE DISCUSSION

The portfolio outperformed its benchmark, the Russell Midcap Growth Index, during the year. Our portfolio tends to emphasize companies that have high returns on invested capital (ROIC), and often have more predictable business models, recurring revenue streams and strong competitive positioning that allows the companies to take market share and experience sustainable, long-term growth, even when the economy is less strong. We believe this focus should help the portfolio outperform when markets are down and the economy is weak, driving relative outperformance over full market cycles. Over the course of the year, much of our relative outperformance came during the volatile periods in October and December when the index was down.

Our stock selection in the energy sector was a large contributor to relative performance this year, and in our view it underscores the importance of focusing on companies with strong balance sheets and high ROIC. Sinking oil prices drove the Russell Midcap Growth energy sector down more than 20% at the end of the year, but our energy holdings were able to eke out positive gains in the fourth quarter. Our relative performance was helped by the fact that we have avoided many of the highly levered exploration and production companies in the index, which have very capital intensive businesses and are in a worse position to withstand lower oil prices. Instead, we’ve tended to focus our energy holdings on fuel logistics companies, service companies that provide a source of recurring revenues, or pipeline companies whose contracts are less tied to the price of the underlying commodity, making their revenues less susceptible to a drop in oil prices. To be clear, these companies are not completely insulated from a drop in oil prices, and some of our energy holdings were detractors from our absolute performance this year, but such business models should hold up much better than the energy production companies we have avoided. Dresser-Rand Group, a top contributor to the portfolio’s performance, highlights the characteristics we typically look for in energy companies. The bulk of the company’s revenues come from its aftermarket business, which provides a more stable and predictable revenue source for drilling services companies than original equipment manufacturing. The stock rose in the third quarter after it was announced Dresser-Rand Group would be acquired by Siemens. We were not surprised to see the company acquired, as we have long believed it was an attractive business.

Our stock selection in the technology sector was also a large driver of relative outperformance. Within the sector we held a number of companies that had impressive results. Sensata was our top contributor this year. The industrial technology company is engaged in the development, manufacture and sale of sensors and controls. We like that Sensata is a low-cost producer of low-priced products, holds a high market share and boasts a high-retention rate in its client base, the majority of which are automakers. The stock rose during the year due to increased confidence about Sensata’s ability to grow content on automobiles, particularly in European high-end

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

luxury automobiles, which tend to have a high level of Sensata content in their vehicles.

Ryanair was another top contributor to performance. The stock was up early in the year after the market received confirmation a new pricing strategy was proving successful for the company. We like the fact that Ryanair has centered its business model on being the lowest-cost airline in Europe. Ryanair is also benefiting as many of its routes in Europe are becoming more mature. We believe the company’s position as a low-cost airline carrier is a competitive advantage, as most leisure travelers view air travel as a commoditized service and look for the cheapest option. Like other airlines, Ryanair benefits from capacity being reduced from the entire airline industry, which allows all airlines, even low-cost carriers, to demand relatively higher prices.

While generally pleased with our performance, we still held stocks that disappointed during the year and detracted from our performance. Solera Holdings was our largest detractor. The company provides estimation tools and analytics for insurance companies and body shops to help assess the likely cost of an auto repair. The information from Solera’s databases plays a critical role in helping insurers reduce the cost of processing claims. In addition to its recurring revenue stream from existing insurance clients, we think Solera could experience significant growth in emerging markets, which will adopt the technology to replace paper-based processes. The stock was down due to weakness in European auto claims. Some market participants also believed the company overpaid for a recent acquisition. While the acquisition was expensive, we do not think it was value-destructive, and we continue to like the long-term growth outlook for the company.

Aimia also detracted from relative performance. The Canadian-based company manages a number of frequent flier and other customer loyalty programs for different businesses. A new Canadian law reducing interchange fees is a headwind for the company and weighed on the stock late this year, but we continue to like Aimia’s business model and long-term growth potential. Aimia gets paid as the customer for an airline company or other business earns their airline miles or other rewards points, then holds that cash until the customer redeems their miles or rewards. We believe this is a highly cash generative business model. Recent investments to improve the reward profile for the underlying customers should help accelerate growth for the company as it will make customers more incentivized to use their rewards programs.

Finally, Colfax Corp. was another detractor this year. The diversified manufacturing and engineering company provides gas- and fluid-handling and fabrication technology products to industrial customers worldwide. The stock was down in the third quarter after Colfax missed earnings, due largely to weaker demand from some of its end market in Europe and also in the oil and gas industry. We continue to like Colfax’s long-term growth potential, however. The chairman of Colfax’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would then grow earnings by consolidating these fragmented industries, and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which we believe should lead to steady earnings growth over time.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

We expect more robust U.S. economic growth in 2015. We believe the combination of stronger economic growth and subdued inflation is a favorable environment for U.S. equities. Given that investment backdrop, we still don’t believe stocks are overvalued. However, after significant gains over the last two years, finding new investment opportunities is more challenging.

As we approach 2015, we plan to stick to our high-quality approach, focusing on companies with strong balance sheets, high levels of ROIC, and often more predictable, recurring revenue streams. With interest rates sitting well below normal levels and likely to rise this year, we think such a focus is prudent. Some mid-cap companies have benefited from access to cheap debt in recent years and equity value for these companies is at risk if interest rates start rising. Companies that have maintained a strong balance sheet and produced high levels of ROIC should be in a much better position to carry out their long-term growth initiatives and business plans, regardless of changes in interest rates.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Sensata Technologies Holding NV	1.02%
Dresser-Rand Group, Inc.	0.88%
Cimpress NV	0.71%
Celgene Corp.	0.70%
Ryanair Holdings PLC (ADR)	0.67%

5 Bottom Performers – Holdings

Contribution

Solera Holdings, Inc.	–0.88%
Aimia, Inc.	–0.28%
Colfax Corp.	–0.22%
Precision Castparts Corp.	–0.18%
Li & Fung, Ltd.	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	2.85%	3.77%	6.41%
Information Technology	0.57%	32.70%	17.06%
Industrials	0.44%	22.91%	15.80%
Materials	0.08%	1.72%	5.34%
Utilities	–0.09%	0.00%	0.34%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–0.97%	10.01%	23.92%
Health Care	–0.83%	17.84%	13.32%
Consumer Staples	–0.46%	0.84%	7.89%
Financials	–0.30%	8.32%	8.90%
Other**	–0.23%	1.52%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Sensata Technologies Holding NV Electrical Equipment	3.6%
Crown Castle International Corp. Real Estate Investment Trusts (REITs)	3.0%
Verisk Analytics, Inc. – Class A Professional Services	3.0%
Varian Medical Systems, Inc. Health Care Equipment & Supplies	2.7%
Celgene Corp. Biotechnology	2.5%

14.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Cash Equivalents and Other (0.2)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

4 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	12.52%	16.73%	10.65%	10.63%	0.69%

Janus Aspen Enterprise Portfolio – Service Shares	12.24%	16.44%	10.37%	10.35%	0.94%

Russell Midcap® Growth Index	11.90%	16.94%	9.43%	9.78%

Morningstar Quartile – Institutional Shares	1st	1st	1st	2nd

Morningstar Ranking – based on total returns for Mid-Cap Growth Funds	61/766	97/679	37/614	62/220

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,069.30	$3.55	$1,000.00	$1,021.78	$3.47	0.68%

Service Shares	$1,000.00	$1,067.70	$4.85	$1,000.00	$1,020.52	$4.74	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 97.0%
Aerospace & Defense – 2.9%
118,804	HEICO Corp. – Class A	$5,626,557
38,290	Precision Castparts Corp.	9,223,295
26,396	TransDigm Group, Inc.	5,182,855

		20,032,707
Air Freight & Logistics – 1.3%
196,470	Expeditors International of Washington, Inc.	8,764,527
Airlines – 1.7%
163,956	Ryanair Holdings PLC (ADR)	11,685,144
Biotechnology – 5.0%
156,680	Celgene Corp.*	17,526,225
49,923	Incyte Corp.*	3,649,871
59,990	Medivation, Inc.*	5,975,604
98,916	NPS Pharmaceuticals, Inc.*	3,538,225
35,686	Pharmacyclics, Inc.*	4,362,970

		35,052,895
Building Products – 0.6%
79,318	AO Smith Corp	4,474,328
Capital Markets – 2.3%
249,996	LPL Financial Holdings, Inc.	11,137,322
59,698	T Rowe Price Group, Inc.	5,125,670

		16,262,992
Chemicals – 1.9%
32,136	Air Products & Chemicals, Inc.	4,634,975
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	8,809,515

		13,444,490
Commercial Services & Supplies – 1.5%
189,633	Edenred	5,264,932
197,076	Ritchie Bros Auctioneers, Inc. (U.S. Shares)#	5,299,374

		10,564,306
Diversified Financial Services – 1.6%
231,777	MSCI, Inc.	10,995,501
Electrical Equipment – 4.1%
76,108	AMETEK, Inc.	4,005,564
475,407	Sensata Technologies Holding NV*	24,916,081

		28,921,645
Electronic Equipment, Instruments & Components – 6.1%
229,762	Amphenol Corp. – Class A	12,363,493
610,556	Flextronics International, Ltd.*	6,826,016
178,394	National Instruments Corp.	5,546,269
276,491	TE Connectivity, Ltd. (U.S. Shares)	17,488,056

		42,223,834
Food Products – 0.9%
63,042	Mead Johnson Nutrition Co.	6,338,243
Health Care Equipment & Supplies – 5.2%
370,462	Boston Scientific Corp.*	4,908,621
37,195	IDEXX Laboratories, Inc.*	5,514,903
279,193	Masimo Corp.	7,353,943
215,013	Varian Medical Systems, Inc.*	18,600,775

		36,378,242
Health Care Providers & Services – 2.4%
99,323	Henry Schein, Inc.*	13,522,827
87,204	Premier, Inc. – Class A*	2,923,950

		16,446,777
Health Care Technology – 2.0%
97,316	athenahealth, Inc.*,#	14,178,941
Hotels, Restaurants & Leisure – 0.6%
96,000	Dunkin’ Brands Group, Inc.	4,094,400
Industrial Conglomerates – 1.0%
45,537	Roper Industries, Inc.	7,119,710
Information Technology Services – 8.0%
349,182	Amdocs, Ltd. (U.S. Shares)	16,291,086
105,393	Broadridge Financial Solutions, Inc.	4,867,049
145,538	Fidelity National Information Services, Inc.	9,052,464
115,977	Gartner, Inc.*	9,766,423
173,619	Jack Henry & Associates, Inc.	10,788,685
47,121	WEX, Inc.*	4,661,209

		55,426,916
Insurance – 1.9%
136,556	Aon PLC	12,949,605
Internet & Catalog Retail – 0.2%
69,602	Wayfair, Inc. – Class A*,#	1,381,600
Internet Software & Services – 2.4%
175,459	Cimpress NV*,#	13,131,352
14,299	CoStar Group, Inc.*	2,625,725
69,350	Youku Tudou, Inc. (ADR)*,#	1,235,123

		16,992,200
Life Sciences Tools & Services – 3.4%
63,693	Bio-Techne Corp.	5,885,233
18,680	Mettler-Toledo International, Inc.*	5,649,953
110,580	PerkinElmer, Inc.	4,835,663
62,650	Waters Corp.*	7,061,908

		23,432,757
Machinery – 3.5%
108,901	Colfax Corp.*	5,616,025
415,211	Rexnord Corp.*	11,713,102
78,688	Wabtec Corp.	6,837,200

		24,166,327
Media – 4.8%
311,835	Aimia, Inc.	3,922,436
112,780	Discovery Communications, Inc. – Class C*	3,802,942
253,742	Lamar Advertising Co. – Class A	13,610,721
138,528	Markit, Ltd.*	3,661,295
110,071	Omnicom Group, Inc.	8,527,200

		33,524,594
Oil, Gas & Consumable Fuels – 1.3%
189,480	World Fuel Services Corp.	8,892,296
Pharmaceuticals – 0.8%
77,573	Endo International PLC*	5,594,565
Professional Services – 3.0%
322,092	Verisk Analytics, Inc. – Class A*,†	20,629,993
Real Estate Investment Trusts (REITs) – 3.0%
262,614	Crown Castle International Corp.	20,667,722
Road & Rail – 1.2%
43,193	Canadian Pacific Railway, Ltd. (U.S. Shares)	8,322,859

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Semiconductor & Semiconductor Equipment – 6.3%
1,270,630	Atmel Corp.*	$10,666,939
141,765	KLA-Tencor Corp.	9,968,915
1,211,278	ON Semiconductor Corp.*	12,270,246
260,502	Xilinx, Inc.	11,277,132

		44,183,232
Software – 8.6%
666,576	Cadence Design Systems, Inc.*,#	12,644,947
30,202	FactSet Research Systems, Inc.	4,250,931
110,281	Intuit, Inc.	10,166,805
134,964	NICE Systems, Ltd. (ADR)	6,835,927
295,041	Solera Holdings, Inc.	15,100,198
185,679	SS&C Technologies Holdings, Inc.	10,860,365

		59,859,173
Textiles, Apparel & Luxury Goods – 4.8%
80,658	Carter’s, Inc.	7,042,250
210,122	Gildan Activewear, Inc.	11,882,399
7,049,720	Li & Fung, Ltd.	6,593,631
267,294	Wolverine World Wide, Inc.	7,877,154

		33,395,434
Trading Companies & Distributors – 2.7%
89,983	Fastenal Co.#	4,279,592
94,045	MSC Industrial Direct Co., Inc. – Class A	7,641,156
27,653	WW Grainger, Inc.	7,048,473

		18,969,221

Total Common Stocks (cost $387,029,873)		675,367,176

Investment Companies – 3.2%
Money Markets – 3.2%
22,265,533	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $22,265,533)	22,265,533

Investments Purchased with Cash Collateral From Securities Lending – 3.2%
22,171,100	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $22,171,100)	22,171,100

Total Investments (total cost $431,466,506) – 103.4%		719,803,809

Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(23,668,247)

Net Assets – 100%		$696,135,562

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	649,952,469	90.3%
Canada	38,236,583	5.3
Ireland	11,685,144	1.6
Israel	6,835,927	1.0
Hong Kong	6,593,631	0.9
France	5,264,932	0.7
China	1,235,123	0.2

Total	$719,803,809	100.0%

††	Includes Cash Equivalents of 3.1%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: Euro 1/22/15	3,740,000	$4,525,882	$71,130

Credit Suisse International:
Canadian Dollar 1/8/15	3,865,000	3,327,361	97,236
Euro 1/8/15	2,925,000	3,539,092	89,179

		6,866,453	186,415

HSBC Securities (USA), Inc.:
Canadian Dollar 1/15/15	5,365,000	4,617,948	83,439
Euro 1/15/15	3,085,000	3,732,966	111,837

		8,350,914	195,276

JPMorgan Chase & Co.: Euro 1/22/15	705,000	853,141	19,385

RBC Capital Markets Corp.:
Canadian Dollar 1/29/15	4,420,000	3,803,291	10,725
Euro 1/29/15	2,775,000	3,358,362	100,676

		7,161,653	111,401

Total		$27,758,043	$583,607

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$16,653,000

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Enterprise Portfolio
Janus Cash Collateral Fund LLC	–	218,676,637	(196,505,537)	22,171,100	$–	$88,022(1)	$22,171,100
Janus Cash Liquidity Fund LLC	5,999,739	108,106,794	(91,841,000)	22,265,533	–	7,511	22,265,533

Total					$–	$95,533	$44,436,633

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Enterprise Portfolio
Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$5,299,374	$5,264,932	$–
Textiles, Apparel & Luxury Goods	26,801,803	6,593,631	–
All Other	631,407,436	–	–

Investment Companies	–	22,265,533	–

Investments Purchased with Cash Collateral From Securities Lending	–	22,171,100	–

Total Investments in Securities	$663,508,613	$56,295,196	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$583,607	$–

Total Assets	$663,508,613	$56,878,803	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

10 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen
Enterprise
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$431,466,506
Unaffiliated investments at value(1)	$675,367,176
Affiliated investments at value	44,436,633
Cash	156,431
Cash denominated in foreign currency(2)	41,240
Forward currency contracts	583,607
Closed foreign currency contracts	11,824
Non-interested Trustees’ deferred compensation	14,228
Receivables:
Portfolio shares sold	368,856
Dividends	261,013
Dividends from affiliates	2,217
Other assets	9,336
Total Assets	721,252,561
Liabilities:
Collateral for securities loaned (Note 3)	22,171,100
Closed foreign currency contracts	943
Payables:
Investments purchased	1,808,953
Portfolio shares repurchased	594,255
Advisory fees	388,650
Portfolio administration fees	6,073
Transfer agent fees and expenses	337
12b-1 Distribution and shareholder servicing fees	60,478
Non-interested Trustees’ fees and expenses	4,075
Non-interested Trustees’ deferred compensation fees	14,228
Accrued expenses and other payables	67,907
Total Liabilities	25,116,999
Net Assets	$696,135,562
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$327,904,427
Undistributed net investment income/(loss)*	2,339,738
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	76,968,596
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	288,922,801
Total Net Assets	$696,135,562
Net Assets - Institutional Shares	$417,895,210
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,767,055
Net Asset Value Per Share	$61.75
Net Assets - Service Shares	$278,240,352
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,695,221
Net Asset Value Per Share	$59.26

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $21,688,511 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $41,077.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Enterprise
For the year ended December 31, 2014	Portfolio

Investment Income:
Affiliated securities lending income, net	$88,022
Dividends	7,624,800
Dividends from affiliates	7,511
Foreign tax withheld	(173,458)
Total Investment Income	7,546,875
Expenses:
Advisory fees	4,258,745
12b-1 Distribution and shareholder servicing fees:
Service Shares	656,882
Other transfer agent fees and expenses:
Institutional Shares	1,839
Service Shares	694
Shareholder reports expense	37,164
Registration fees	28,435
Custodian fees	23,409
Professional fees	59,812
Non-interested Trustees’ fees and expenses	17,438
Portfolio administration fees	60,760
Other expenses	46,320
Total Expenses	5,191,498
Net Expenses	5,191,498
Net Investment Income/(Loss)	2,355,377
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	77,239,085
Total Net Realized Gain/(Loss) on Investments	77,239,085
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,208,984)
Total Change in Unrealized Net Appreciation/Depreciation	(1,208,984)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$78,385,478

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$2,355,377	$1,103,573
Net realized gain/(loss) on investments	77,239,085	57,079,976
Change in unrealized net appreciation/depreciation	(1,208,984)	111,693,386
Net Increase/(Decrease) in Net Assets Resulting from Operations	78,385,478	169,876,935
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(640,569)	(1,885,685)
Service Shares	(89,019)	(855,706)
Net Realized Gain from Investment Transactions*
Institutional Shares	(27,409,527)	–
Service Shares	(18,585,932)	–
Net Decrease from Dividends and Distributions to Shareholders	(46,725,047)	(2,741,391)
Capital Share Transactions:
Shares Sold
Institutional Shares	22,332,377	22,796,712
Service Shares	46,862,838	36,587,775
Reinvested Dividends and Distributions
Institutional Shares	28,050,096	1,885,685
Service Shares	18,674,951	855,706
Shares Repurchased
Institutional Shares	(59,205,592)	(62,151,419)
Service Shares	(59,958,407)	(54,061,210)
Net Increase/(Decrease) from Capital Share Transactions	(3,243,737)	(54,086,751)
Net Increase/(Decrease) in Net Assets	28,416,694	113,048,793
Net Assets:
Beginning of period	667,718,868	554,670,075
End of period	$696,135,562	$667,718,868

Undistributed Net Investment Income/(Loss)*	$2,339,738	$717,240

*	See “Federal Income Tax” in Notes to Financial Statements.

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$58.96	$44.77	$38.17	$38.72	$30.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.22	0.30	0.10	0.09
Net gain/(loss) on investments (both realized and unrealized)	6.79	14.23	6.30	(0.65)	7.86
Total from Investment Operations	7.06	14.45	6.60	(0.55)	7.95
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.26)	–	–	(0.02)
Distributions (from capital gains)*	(4.17)	–	–	–	–
Total Distributions	(4.27)	(0.26)	–	–	(0.02)
Net Asset Value, End of Period	$61.75	$58.96	$44.77	$38.17	$38.72
Total Return	12.50%	32.38%	17.29%	(1.42)%	25.85%
Net Assets, End of Period (in thousands)	$417,895	$407,049	$341,699	$333,094	$394,500
Average Net Assets for the Period (in thousands)	$402,634	$373,893	$344,014	$367,307	$359,669
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.68%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.68%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45%	0.28%	0.52%	(0.17)%	(0.01)%
Portfolio Turnover Rate	16%	15%	15%	15%	24%

Service Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$56.80	$43.18	$36.91	$37.53	$29.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	(0.03)	0.09	(0.17)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	6.53	13.83	6.18	(0.45)	7.73
Total from Investment Operations	6.65	13.80	6.27	(0.62)	7.63
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.18)	–	–	–
Distributions (from capital gains)*	(4.17)	–	–	–	–
Total Distributions	(4.19)	(0.18)	–	–	–
Net Asset Value, End of Period	$59.26	$56.80	$43.18	$36.91	$37.53
Total Return	12.24%	32.04%	16.99%	(1.65)%	25.52%
Net Assets, End of Period (in thousands)	$278,240	$260,670	$212,971	$190,788	$243,756
Average Net Assets for the Period (in thousands)	$262,698	$234,925	$206,153	$223,285	$220,145
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.93%	0.94%	0.94%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.93%	0.94%	0.94%	0.93%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.20%	0.03%	0.28%	(0.41)%	(0.26)%
Portfolio Turnover Rate	16%	15%	15%	15%	24%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in

Janus Aspen Series | 15

Notes to Financial Statements (continued)

foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

16 | DECEMBER 31, 2014

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 1 to
Portfolio	Level 2

Janus Aspen Enterprise Portfolio	$9,091,720

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

18 | DECEMBER 31, 2014

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the year, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward contracts during the year ended December 31, 2014.

Portfolio	Sold

Janus Aspen Enterprise Portfolio	$27,046,319

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted	Asset Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Enterprise Portfolio
Currency Contracts	Forward currency contracts	$583,607

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Aspen Enterprise Portfolio
Currency Contracts	$2,161,085

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Enterprise Portfolio
Currency Contracts	$516,979

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

20 | DECEMBER 31, 2014

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$71,130	$–	$–	$71,130
Credit Suisse International	186,415	–	–	186,415
Deutsche Bank AG	21,688,511	–	(21,688,511)	–
HSBC Securities (USA), Inc.	195,276	–	–	195,276
JPMorgan Chase & Co.	19,385	–	–	19,385
RBC Capital Markets Corp.	111,401	–	–	111,401

Total	$22,272,118	$–	$(21,688,511)	$583,607

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves

Janus Aspen Series | 21

Notes to Financial Statements (continued)

as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to

22 | DECEMBER 31, 2014

compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Enterprise Portfolio	$4,029,601	$76,074,658	$–	$–	$–	$(12,336)	$288,139,212

Janus Aspen Series | 23

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Enterprise Portfolio	$431,664,597	$294,773,265	$(6,634,053)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$729,588	$45,995,459	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$2,741,391	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Enterprise Portfolio	$(73)	$(3,291)	$3,364

24 | DECEMBER 31, 2014

6.	Capital Share Transactions

	Janus Aspen Enterprise Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	378,818	443,879
Reinvested dividends and distributions	487,573	37,218
Shares repurchased	(1,003,722)	(1,209,318)
Net Increase/(Decrease) in Portfolio Shares	(137,331)	(728,221)
Shares Outstanding, Beginning of Period	6,904,386	7,632,607
Shares Outstanding, End of Period	6,767,055	6,904,386
Transactions in Portfolio Shares – Service Shares
Shares sold	824,572	736,333
Reinvested dividends and distributions	337,825	17,658
Shares repurchased	(1,056,210)	(1,096,972)
Net Increase/(Decrease) in Portfolio Shares	106,187	(342,981)
Shares Outstanding, Beginning of Period	4,589,034	4,932,015
Shares Outstanding, End of Period	4,695,221	4,589,034

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$107,292,931	$164,254,992	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

26 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

28 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

30 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

32 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

34 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

36 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

38 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Enterprise Portfolio	$45,995,459

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Enterprise Portfolio	100%

Janus Aspen Series | 41

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

42 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

44 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81401	109-02-81116 02-15

annual report
December 31, 2014

Janus Aspen Flexible Bond Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Flexible Bond Portfolio

Janus Aspen Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2014, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 4.94% and 4.69%, respectively, compared with 5.97% for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

After the U.S. economy kicked off 2014 with a winter-related slowdown, the U.S. economy recovered and gathered momentum in the second half of the year. Economic growth abroad deteriorated, however. Uneven global growth created a push and pull within the U.S. fixed income market. Prices on fixed income risk assets, like high yield, fell. Long-end Treasurys (those with maturities of 10 years or more) benefited from safe-haven purchases, especially from foreign investors. Yields on the 10-year and 30-year Treasurys defied expectations by declining throughout the year.

A risk-averse mentality grew in the second half of the year as the global economic outlook darkened and plummeting oil prices fueled overall volatility in the fixed income market. However, with U.S. growth bucking the global trend, the Federal Reserve (Fed) remained on track to hike rates in the second half of 2015. This pushed yields on the short-end of the curve upward. With long-end yields contained and front-end yields higher, the U.S. yield curve flattened. The flattening curve signaled concern that slowing global growth will create headwinds for the U.S. economy.

PERFORMANCE DISCUSSION

We continue to believe that the most effective way to generate consistent risk-adjusted outperformance long term is by bottom-up security selection based on fundamental research. However, macroeconomic challenges, in the form of slowing global growth and falling crude oil prices took hold of the fixed income market in 2014, in our view, and the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

Underperformance was driven by our security selection in mortgage-backed securities (MBS). We are positioned in higher coupon, more prepayment-resistant MBS tranches, which we believe have a more stable cash-flow profile. Our MBS positioning is intended to lend defensive characteristics to the Portfolio during times of market volatility. However, MBS is also typically priced off the 10-year Treasury rate. Due to the decline in 10-year Treasury yields throughout the year, lower coupon mortgage-backed securities were favored over those with higher coupons due to their longer duration (duration is a bond’s price sensitivity to changes in interest rates).

Our Treasury allocation was also a relative detractor partly due to its yield curve positioning. The Treasury allocation’s yield curve positioning reflected our belief that there was a greater risk of rates rising in 2014. However, rates declined significantly.

Our yield curve positioning in our corporate credit exposure also drove underperformance of our credit allocation. We had greater exposure to shorter duration credit when the market favored longer duration credit during the year as rates declined.

Our overweight in the independent energy sector also drove underperformance of our credit allocation. Our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. However, we believe individual company fundamentals were eclipsed by the sharp decline in oil prices during the period.

Our banking and life insurance sector exposures within corporate credit were additive on a relative basis. Our small out-of-index allocation to primarily bank-issued preferred securities was also a relative contributor.

Spread carry, or the excess income generated over similar securities in the benchmark, helped relative performance due to our out-of-index exposure to the higher yielding segment of the below investment-grade market.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

OUTLOOK

We believe that U.S. economic growth has established a strong foundation and that unprecedented monetary stimulus measures abroad could eventually spark the beginnings of a global economic recovery over the next year. In the near term, however, the global economy faces headwinds, such as the threat of deflation and China’s slowing growth. Uncertainty created by the diverging growth and monetary policy trajectories of the U.S. and its major trading partners could drive volatility in the fixed income markets.

First and foremost, we invest according to our two core tenets of seeking capital preservation and risk-adjusted returns. Consequently, we have sought to reduce risk within our Portfolio by reducing our exposure to corporate credit, though we remain overweight the benchmark. Specifically, we have reduced our weighting within the energy credit sector as we believe crude oil prices could remain at lower levels. Within energy, we are focused on less leveraged credits, those cost efficient producers that are hedging their output and, in our view, are solid capital stewards. Depending on market conditions, we may reduce our energy sector exposure in the future and boost exposure to more defensive sectors.

While the Fed has signaled that it is preparing to exit loose monetary policy, we believe near-term global growth concerns and tame inflation trends may contain long-end Treasury rates. We are also mindful of stepped up Treasury purchases by foreign investors hungry for yield. As part of our defensive positioning, we have increased our Treasury exposure to be more in line with the benchmark’s. We also believe it is prudent at this juncture for the Portfolio’s overall duration to be more in line with the benchmark’s and allow for flexibility to adjust upward or downward as conditions warrant.

On the securitized front, the MBS sector’s favorable supply/demand profile should keep spread levels tight, in our view. However, we also believe that the fixed income market is vulnerable to increased volatility over the near term. Our MBS allocation is defensively positioned to weather volatility and for the current flattening yield curve through the use of higher coupon MBS, in our view. MBS generally does better in a market with lower volatility, so we have decreased our MBS allocation overall. We remain underweight MBS versus the benchmark.

Meanwhile, solid U.S. economic growth bodes well for corporate prospects. Moreover, with yields low, corporate credit will continue to be in demand. Nevertheless, at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions. Selectivity is key, and that plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements.

Not taking on excessive risk, being diversified and defensive in one’s positioning does not require giving up solid risk-adjusted returns. When the U.S. fixed income market begins to register signs of a global economic recovery, a portfolio that didn’t take excessive bets and instead, focused on capital preservation and risk-adjusted returns should have the flexibility to take advantage of the opportunities that arise.

Thank you for your investment in Janus Aspen Flexible Bond Portfolio.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2014

Weighted Average Maturity	9.6 Years
Average Effective Duration*	5.4 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.36%
With Reimbursement	2.36%
Service Shares
Without Reimbursement	2.11%
With Reimbursement	2.11%
Number of Bonds/Notes	351

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings† Summary – (% of Total Investments)
December 31, 2014

AAA	0.2%
AA	53.8%
A	4.9%
BBB	23.3%
BB	13.7%
B	1.1%
Not Rated	1.1%
Other	1.9%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	4.94%	5.52%	5.98%	6.95%	0.56%

Janus Aspen Flexible Bond Portfolio – Service Shares	4.69%	5.27%	5.71%	6.72%	0.81%

Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	5.65%

Morningstar Quartile – Institutional Shares	3rd	1st	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	699/1,066	228/955	34/849	4/417

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,007.40	$3.09	$1,000.00	$1,022.13	$3.11	0.61%

Service Shares	$1,000.00	$1,006.00	$4.35	$1,000.00	$1,020.87	$4.38	0.86%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.8%
$1,424,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$1,435,409
376,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	382,131
3,509,000	Applebee’s/IHOP Funding LLC 4.2770%, 9/5/21 (144A)	3,520,485
684,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A),‡	666,301
150,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	154,719
224,471	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	237,420
549,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2108%, 8/15/26 (144A),‡	548,667
1,482,048	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	1,502,885
621,246	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	659,630
1,702,585	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	1,845,355
1,059,976	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	1,111,229
281,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5553%, 10/25/24‡	280,127
254,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8053%, 10/25/24‡	252,586
1,508,400	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	1,307,909
973,805	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	916,221
445,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.6490%, 1/10/18 (144A),‡	450,617
398,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	407,070
766,000	Hilton USA Trust 2013-HLT 5.2216%, 11/5/30 (144A),‡	784,815
668,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1508%, 4/15/30 (144A),‡	668,251
327,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.9008%, 4/15/30 (144A),‡	327,408
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	1,009,250
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	1,023,159
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6610%, 12/15/28 (144A),‡	249,941
1,164,143	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	1,226,916
467,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	469,194
462,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	475,829
1,101,000	Starwood Retail Property Trust 2014-STAR 3.4108%, 11/15/27 (144A),‡	1,105,677
689,000	Starwood Retail Property Trust 2014-STAR 4.3108%, 11/15/27 (144A),‡	691,825
1,489,339	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,580,035
81,043	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	86,493
1,040,428	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47	1,077,602
473,296	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 5.9413%, 2/15/51‡	495,907
304,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9050%, 1/15/27 (144A),‡	303,826
111,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4050%, 2/15/27 (144A),‡	110,931
122,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4050%, 2/15/27 (144A),‡	121,857

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $27,513,383)		27,487,677

Bank Loans and Mezzanine Loans – 1.7%
Communications – 0.2%
1,116,680	Tribune Media Co. 4.0000%, 12/27/20‡	1,097,841
Consumer Cyclical – 0.3%
1,862,980	MGM Resorts International 3.5000%, 12/20/19‡	1,810,593
Consumer Non-Cyclical – 0.4%
261,360	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	260,435
1,097,705	IMS Health, Inc. 3.5000%, 3/17/21‡	1,070,263
917,077	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	904,852

		2,235,550
Technology – 0.8%
4,711,325	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	4,689,747

Total Bank Loans and Mezzanine Loans (cost $9,956,411)		9,833,731

Corporate Bonds – 38.0%
Asset-Backed Securities – 0.2%
1,435,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,418,010

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Banking – 6.4%
$702,000	Ally Financial, Inc. 8.0000%, 3/15/20	$828,360
694,000	Ally Financial, Inc. 7.5000%, 9/15/20	813,715
1,016,000	American Express Co. 6.8000%, 9/1/66‡	1,064,260
509,000	American Express Co. 5.2000%µ	516,936
618,000	Bank of America Corp. 1.5000%, 10/9/15	620,534
2,153,000	Bank of America Corp. 8.0000%µ	2,311,784
1,263,000	Citigroup, Inc. 5.9000%, 12/29/49	1,231,425
2,283,000	Citigroup, Inc. 5.8000%µ	2,283,000
886,000	Credit Suisse, New York 3.6250%, 9/9/24	901,274
1,303,000	Discover Financial Services 3.9500%, 11/6/24	1,309,832
1,983,000	Goldman Sachs Capital I 6.3450%, 2/15/34	2,358,987
600,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	643,558
273,000	Goldman Sachs Group, Inc. 5.7000%µ	276,140
716,000	HBOS PLC 6.7500%, 5/21/18 (144A)	797,979
1,189,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	1,153,942
2,219,000	Morgan Stanley 1.8750%, 1/5/18	2,210,879
656,000	Morgan Stanley 5.0000%, 11/24/25	700,027
287,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	289,873
2,254,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	2,444,677
2,135,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	2,310,920
3,686,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	3,749,366
1,084,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	1,144,916
1,113,000	SVB Financial Group 5.3750%, 9/15/20	1,251,526
1,391,000	Synchrony Financial 3.0000%, 8/15/19	1,406,222
1,742,000	Synchrony Financial 4.2500%, 8/15/24	1,787,517
2,114,000	Zions Bancorporation 5.8000%µ	1,995,616

		36,403,265
Basic Industry – 1.9%
1,787,000	Albemarle Corp. 4.1500%, 12/1/24	1,815,603
1,515,000	Albemarle Corp. 5.4500%, 12/1/44	1,630,213
789,000	Ashland, Inc. 3.8750%, 4/15/18	796,890
1,038,000	Ashland, Inc. 6.8750%, 5/15/43	1,105,470
2,238,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	2,251,374
2,098,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	2,106,956
1,139,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	1,116,284

		10,822,790
Brokerage – 3.3%
1,029,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,101,030
942,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	965,040
1,095,000	Charles Schwab Corp. 7.0000%µ	1,265,415
1,460,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	1,547,600
942,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	963,195
174,000	Lazard Group LLC 6.8500%, 6/15/17	193,697
1,399,000	Lazard Group LLC 4.2500%, 11/14/20	1,474,476
2,384,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	2,491,280
1,426,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,500,865
3,261,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,714,220
960,000	Stifel Financial Corp. 4.2500%, 7/18/24	965,689
2,708,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	2,744,593

		18,927,100
Capital Goods – 1.2%
848,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	835,280
881,000	Exelis, Inc. 4.2500%, 10/1/16	911,139
381,000	Exelis, Inc. 5.5500%, 10/1/21	411,190
1,243,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,288,419
859,000	Hanson, Ltd. 6.1250%, 8/15/16	910,540
863,000	KLX, Inc. 5.8750%, 12/1/22 (144A)	871,630
659,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	675,544
545,000	Owens Corning 4.2000%, 12/1/24	537,842
240,000	Vulcan Materials Co. 7.0000%, 6/15/18	264,000

		6,705,584

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Communications – 0.6%
$500,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	$502,500
562,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	564,810
794,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	804,144
1,206,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,315,580

		3,187,034
Consumer Cyclical – 3.1%
2,253,000	Brinker International, Inc. 3.8750%, 5/15/23	2,246,725
376,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	389,508
486,000	DR Horton, Inc. 4.7500%, 5/15/17	507,870
855,000	DR Horton, Inc. 3.7500%, 3/1/19	846,450
1,117,000	General Motors Co. 3.5000%, 10/2/18	1,139,340
3,721,000	General Motors Co. 4.8750%, 10/2/23	3,981,470
1,154,000	General Motors Co. 6.2500%, 10/2/43	1,378,568
1,070,000	General Motors Co. 5.2000%, 4/1/45	1,128,850
498,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	498,623
301,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	306,987
343,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	372,163
972,000	MDC Holdings, Inc. 5.5000%, 1/15/24	940,410
479,000	MGM Resorts International 8.6250%, 2/1/19	543,066
904,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	881,400
775,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	913,391
418,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	420,090
340,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	362,950
233,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	228,340
722,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	685,900

		17,772,101
Consumer Non-Cyclical – 2.5%
383,000	Actavis Funding SCS 3.8500%, 6/15/24	384,957
341,000	Actavis Funding SCS 4.8500%, 6/15/44	346,025
1,258,000	Becton Dickinson and Co. 1.8000%, 12/15/17	1,262,640
1,658,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	1,798,930
613,000	HCA, Inc. 3.7500%, 3/15/19	613,766
1,387,000	Life Technologies Corp. 6.0000%, 3/1/20	1,584,599
296,000	Life Technologies Corp. 5.0000%, 1/15/21	327,138
590,000	Omnicare, Inc. 4.7500%, 12/1/22	597,375
729,000	Omnicare, Inc. 5.0000%, 12/1/24	747,225
969,000	Safeway, Inc. 4.7500%, 12/1/21	981,109
345,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	351,038
696,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	697,150
597,000	Tyson Foods, Inc. 6.6000%, 4/1/16	636,404
1,890,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	1,903,307
2,034,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	2,079,006

		14,310,669
Electric – 0.4%
555,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	585,525
743,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	764,921
1,027,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	1,154,223

		2,504,669
Energy – 7.4%
1,723,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	1,473,165
1,751,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	1,479,595
1,974,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	1,972,766
1,989,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	1,934,303
2,693,000	Chevron Corp. 1.3450%, 11/15/17	2,695,181
2,364,000	Cimarex Energy Co. 5.8750%, 5/1/22	2,458,560
1,794,000	Cimarex Energy Co. 4.3750%, 6/1/24	1,713,270
1,501,000	Continental Resources, Inc. 5.0000%, 9/15/22	1,452,218
1,631,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	1,671,775
1,800,000	DCP Midstream Operating LP 4.9500%, 4/1/22	1,910,590
769,000	DCP Midstream Operating LP 3.8750%, 3/15/23	735,884
793,000	DCP Midstream Operating LP 5.6000%, 4/1/44	810,742
957,000	Devon Energy Corp. 2.2500%, 12/15/18	953,551

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Energy – (continued)
$567,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	$596,331
585,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	586,133
635,000	Energy Transfer Partners LP 4.1500%, 10/1/20	650,989
852,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	863,111
683,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	713,460
484,000	Ensco PLC 4.5000%, 10/1/24	470,437
1,070,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	1,005,800
233,000	Frontier Oil Corp. 6.8750%, 11/15/18	237,660
65,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	73,547
700,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	861,000
561,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	625,958
1,331,000	Nabors Industries, Inc. 5.0000%, 9/15/20	1,307,268
1,247,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	1,197,120
2,783,000	Oceaneering International, Inc. 4.6500%, 11/15/24	2,724,983
138,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	145,075
1,547,000	Spectra Energy Partners LP 4.7500%, 3/15/24	1,658,260
2,480,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	2,387,000
2,431,000	Western Gas Partners LP 5.3750%, 6/1/21	2,667,142
439,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	423,635
2,058,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	1,924,230

		42,380,739
Finance Companies – 1.7%
2,944,000	CIT Group, Inc. 4.2500%, 8/15/17	3,002,880
129,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	139,965
1,959,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	2,066,745
602,000	CIT Group, Inc. 3.8750%, 2/19/19	600,495
562,000	GE Capital Trust I 6.3750%, 11/15/67‡	605,304
335,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	359,287
1,900,000	General Electric Capital Corp. 6.2500%µ	2,068,625
900,000	General Electric Capital Corp. 7.1250%µ	1,047,375

		9,890,676
Financial – 0.8%
1,705,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,769,478
2,931,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	2,932,257

		4,701,735
Industrial – 0.2%
430,000	Cintas Corp. No 2 2.8500%, 6/1/16	440,866
460,000	Cintas Corp. No 2 4.3000%, 6/1/21	495,734

		936,600
Insurance – 0.6%
2,409,000	Primerica, Inc. 4.7500%, 7/15/22	2,627,677
962,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	952,380

		3,580,057
Owned No Guarantee – 0.1%
755,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	787,540
Real Estate Investment Trusts (REITs) – 2.4%
946,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	936,954
2,518,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,678,298
691,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	795,825
1,828,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,103,459
1,699,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	1,703,247
800,000	Post Apartment Homes LP 4.7500%, 10/15/17	860,181
240,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	252,992
244,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	264,494
540,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	541,122
355,000	Senior Housing Properties Trust 6.7500%, 4/15/20	401,147
415,000	Senior Housing Properties Trust 6.7500%, 12/15/21	479,139
766,000	SL Green Realty Corp. 5.0000%, 8/15/18	821,594
1,362,000	SL Green Realty Corp. 7.7500%, 3/15/20	1,627,071

		13,465,523

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Technology – 4.2%
$1,019,000	Autodesk, Inc. 3.6000%, 12/15/22	$1,007,613
2,228,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	2,263,746
240,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	254,533
945,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	954,546
805,000	Fiserv, Inc. 3.1250%, 10/1/15	818,864
409,000	Motorola Solutions, Inc. 4.0000%, 9/1/24	411,463
583,000	MSCI, Inc. 5.2500%, 11/15/24 (144A)	603,405
579,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	580,755
441,000	Seagate HDD Cayman 4.7500%, 6/1/23	458,044
4,167,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	4,292,698
281,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	296,352
2,657,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	2,722,349
3,902,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	3,829,891
733,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	786,898
2,898,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	3,265,124
1,392,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,434,590

		23,980,871
Transportation – 1.0%
167,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	168,951
1,205,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,225,677
1,539,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,588,862
697,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	692,750
106,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	114,185
766,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	795,093
181,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	183,491
756,000	Southwest Airlines Co. 5.1250%, 3/1/17	809,849

		5,578,858

Total Corporate Bonds (cost $212,706,378)		217,353,821

Mortgage-Backed Securities – 16.5%
	Fannie Mae Pool:
253,013	5.5000%, 1/1/25	278,043
821,802	5.0000%, 9/1/29	910,564
1,276,160	3.5000%, 10/1/29	1,350,087
301,516	5.0000%, 1/1/30	334,053
165,776	5.5000%, 1/1/33	186,992
785,962	6.0000%, 12/1/35	897,558
274,702	6.0000%, 2/1/37	317,546
835,720	6.0000%, 9/1/37	917,018
752,740	6.0000%, 10/1/38	877,302
231,802	7.0000%, 2/1/39	258,683
772,732	5.5000%, 3/1/40	881,123
2,119,999	5.5000%, 4/1/40	2,380,574
219,317	4.5000%, 10/1/40	240,681
3,181,143	5.0000%, 10/1/40	3,537,438
428,637	5.5000%, 2/1/41	488,774
427,237	5.0000%, 4/1/41	474,589
356,787	5.0000%, 5/1/41	396,302
726,715	5.5000%, 5/1/41	812,333
1,248,858	5.5000%, 6/1/41	1,400,237
919,078	5.0000%, 7/1/41	1,020,968
668,597	5.5000%, 7/1/41	748,766
882,471	4.5000%, 8/1/41	964,181
476,106	5.0000%, 10/1/41	529,438
2,393,627	5.5000%, 12/1/41	2,690,159
1,043,500	4.0000%, 6/1/42	1,125,630
464,599	4.0000%, 8/1/42	501,142
561,833	4.0000%, 9/1/42	605,767
688,095	4.0000%, 9/1/42	742,234
739,407	4.0000%, 11/1/42	797,767
4,420,260	4.5000%, 2/1/43	4,855,638
1,598,498	4.0000%, 7/1/43	1,724,394
1,798,174	4.0000%, 8/1/43	1,940,057
546,230	4.0000%, 9/1/43	589,329
1,559,564	4.0000%, 9/1/43	1,682,257
993,747	3.5000%, 1/1/44	1,042,222
2,209,080	3.5000%, 1/1/44	2,316,843
1,091,342	4.0000%, 2/1/44	1,177,117
1,215,332	3.5000%, 4/1/44	1,273,145
3,335,258	3.5000%, 5/1/44	3,497,996
2,987,387	4.0000%, 7/1/44	3,228,778
725,158	4.0000%, 8/1/44	783,818
1,889,849	4.0000%, 8/1/44	2,042,549
	Freddie Mac Gold Pool:
176,595	5.0000%, 1/1/19	185,604
176,071	5.5000%, 8/1/19	186,227
304,731	5.0000%, 6/1/20	324,696
698,136	5.5000%, 12/1/28	780,452
679,711	3.5000%, 2/1/29	717,354
582,961	5.5000%, 10/1/36	657,058
2,693,982	6.0000%, 4/1/40	3,069,969
571,345	4.5000%, 1/1/41	625,413
1,186,255	5.0000%, 5/1/41	1,323,604
756,363	5.5000%, 5/1/41	846,113
3,291,404	4.5000%, 9/1/44	3,644,806
	Ginnie Mae I Pool:
438,315	4.0000%, 8/15/24	465,849
779,550	5.1000%, 1/15/32	887,885
876,527	4.9000%, 10/15/34	973,093
255,381	5.5000%, 9/15/35	293,169
451,782	5.5000%, 3/15/36	509,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

	Ginnie Mae I Pool: (continued)
$688,077	5.5000%, 8/15/39	$817,041
1,012,771	5.5000%, 8/15/39	1,168,680
730,404	5.0000%, 9/15/39	825,412
1,557,501	5.0000%, 9/15/39	1,761,291
466,012	5.0000%, 10/15/39	517,143
796,006	5.0000%, 11/15/39	881,354
241,603	5.0000%, 1/15/40	267,444
79,581	5.0000%, 5/15/40	88,707
261,362	5.0000%, 5/15/40	290,389
231,214	5.0000%, 7/15/40	255,461
809,343	5.0000%, 7/15/40	896,005
789,274	5.0000%, 2/15/41	877,915
975,864	4.5000%, 5/15/41	1,080,383
311,565	5.0000%, 5/15/41	351,167
231,720	4.5000%, 7/15/41	254,941
818,092	4.5000%, 7/15/41	896,708
1,888,612	4.5000%, 8/15/41	2,107,696
275,098	5.0000%, 9/15/41	307,141
	Ginnie Mae II Pool:
413,493	6.0000%, 11/20/34	474,117
1,751,676	5.5000%, 3/20/35	1,977,467
474,355	5.5000%, 3/20/36	535,566
418,188	5.5000%, 11/20/37	466,325
225,081	6.0000%, 1/20/39	252,774
200,621	5.0000%, 6/20/41	222,124
844,156	5.0000%, 6/20/41	934,993
84,283	6.0000%, 10/20/41	96,238
303,921	6.0000%, 12/20/41	346,185
649,893	5.5000%, 1/20/42	734,170
293,164	6.0000%, 1/20/42	334,775
305,436	6.0000%, 2/20/42	348,428
216,491	6.0000%, 3/20/42	247,183
913,514	6.0000%, 4/20/42	1,041,685
444,797	3.5000%, 5/20/42	469,757
565,282	5.5000%, 5/20/42	637,719
655,639	6.0000%, 5/20/42	737,442
1,118,973	5.5000%, 7/20/42	1,247,181
251,095	6.0000%, 7/20/42	286,318
251,022	6.0000%, 8/20/42	286,399
289,545	6.0000%, 9/20/42	330,462
246,211	6.0000%, 11/20/42	280,206
289,956	6.0000%, 2/20/43	330,558

Total Mortgage-Backed Securities (cost $93,419,342)		94,574,084

Preferred Stocks – 1.5%
Capital Markets – 0.6%
38,000	Morgan Stanley, 6.8750%	1,011,180
55,000	Morgan Stanley, 7.1250%	1,514,150
24,000	State Street Corp., 5.9000%	620,640

		3,145,970
Commercial Banks – 0.3%
56,675	Wells Fargo & Co., 6.6250%	1,572,164
Construction & Engineering – 0.1%
26,875	Citigroup Capital XIII, 7.8750%	714,338
Consumer Finance – 0.5%
1,605	Ally Financial, Inc., 7.0000% (144A)	1,604,348
60,000	Discover Financial Services, 6.5000%	1,520,400

		3,124,748

Total Preferred Stocks (cost $8,189,771)		8,557,220

U.S. Treasury Notes/Bonds – 36.4%
$12,095,000	0.3750%, 5/31/16	12,087,441
12,653,000	0.5000%, 8/31/16	12,648,053
7,920,000	0.3750%, 10/31/16	7,887,203
23,238,000	0.5000%, 11/30/16	23,179,905
11,407,000	0.6250%, 12/31/16	11,391,851
9,799,000	0.8750%, 1/31/17	9,827,329
1,146,000	0.8750%, 2/28/17	1,148,775
1,821,000	0.7500%, 6/30/17	1,814,171
570,000	0.8750%, 7/15/17	569,332
66,000	1.0000%, 9/15/17	66,036
112,000	0.8750%, 10/15/17	111,571
612,000	0.7500%, 10/31/17	607,123
12,562,000	1.0000%, 12/15/17	12,532,555
753,000	0.7500%, 12/31/17	745,058
1,197,000	0.8750%, 1/31/18	1,187,368
896,000	0.7500%, 3/31/18	882,210
1,210,000	2.3750%, 5/31/18	1,254,240
3,942,000	1.3750%, 7/31/18	3,946,005
14,329,000	1.5000%, 8/31/18	14,398,410
7,522,000	1.6250%, 7/31/19	7,533,749
4,529,000	1.7500%, 9/30/19	4,555,535
6,680,000	1.5000%, 10/31/19	6,639,292
18,902,000	1.5000%, 11/30/19	18,782,388
3,953,000	2.1250%, 9/30/21	3,997,471
26,730,000	2.2500%, 11/15/24	26,921,868
760,000	3.7500%, 11/15/43	913,603
5,476,000	3.6250%, 2/15/44	6,444,140
344,000	3.3750%, 5/15/44	387,269
8,736,000	3.1250%, 8/15/44	9,404,846
5,728,000	3.0000%, 11/15/44	6,019,773

Total U.S. Treasury Notes/Bonds (cost $206,193,352)		207,884,570

Investment Companies – 0.5%
Money Markets – 0.5%
2,952,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $2,952,000)	2,952,000

Total Investments (total cost $560,930,637) – 99.4%		568,643,103

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		3,183,767

Net Assets – 100%		$571,826,870

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	534,665,773	94.0%
United Kingdom	12,963,851	2.3
Singapore	4,689,747	0.8
Taiwan	3,829,891	0.7
Germany	3,069,838	0.5
Australia	3,068,235	0.5
Netherlands	2,932,257	0.5
South Korea	1,368,295	0.3
Italy	1,153,942	0.2
Switzerland	901,274	0.2

Total	$568,643,103	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2014 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$75,107,568	13.1%

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,280,373	$1,307,909	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	7,446,236	475,482,957	(479,977,193)	2,952,000	$–	$7,770	$2,952,000

12 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Flexible Bond Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$27,487,677	$–

Bank Loans and Mezzanine Loans	–	9,833,731	–

Corporate Bonds	–	217,353,821	–

Mortgage-Backed Securities	–	94,574,084	–

Preferred Stocks	–	8,557,220	–

U.S. Treasury Notes/Bonds	–	207,884,570	–

Investment Companies	–	2,952,000	–

Total Assets	$–	$568,643,103	$–

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
Flexible
Bond
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$560,930,637
Unaffiliated investments at value	$565,691,103
Affiliated investments at value	2,952,000
Cash	46,743
Non-interested Trustees’ deferred compensation	11,723
Receivables:
Investments sold	2,299,837
Portfolio shares sold	345,001
Dividends	40,820
Dividends from affiliates	508
Interest	3,392,336
Other assets	6,535
Total Assets	574,786,606
Liabilities:
Payables:
Investments purchased	2,283,096
Portfolio shares repurchased	262,643
Advisory fees	249,803
Portfolio administration fees	4,967
Transfer agent fees and expenses	278
12b-1 Distribution and shareholder servicing fees	44,472
Non-interested Trustees’ fees and expenses	2,977
Non-interested Trustees’ deferred compensation fees	11,723
Accrued expenses and other payables	99,777
Total Liabilities	2,959,736
Net Assets	$571,826,870
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$559,273,853
Undistributed net investment income/(loss)*	2,636,720
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	2,203,831
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,712,466
Total Net Assets	$571,826,870
Net Assets - Institutional Shares	$363,976,662
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,377,797
Net Asset Value Per Share	$11.98
Net Assets - Service Shares	$207,850,208
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,016,996
Net Asset Value Per Share	$12.98

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Operations

Janus Aspen
Flexible
Bond
For the year ended December 31, 2014	Portfolio

Investment Income:
Interest	$15,516,837
Dividends	586,557
Dividends from affiliates	7,770
Other income	240,595
Total Investment Income	16,351,759
Expenses:
Advisory fees	2,514,180
12b-1 Distribution and shareholder servicing fees:
Service Shares	367,294
Other transfer agent fees and expenses:
Institutional Shares	1,702
Service Shares	611
Shareholder reports expense	134,630
Registration fees	25,649
Custodian fees	17,687
Professional fees	73,159
Non-interested Trustees’ fees and expenses	11,340
Portfolio administration fees	44,935
Other expenses	97,220
Total Expenses	3,288,407
Less: Excess Expense Reimbursement	(47,921)
Net Expenses	3,240,486
Net Investment Income/(Loss)	13,111,273
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,765,516
Total Net Realized Gain/(Loss) on Investments	5,765,516
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,705,948
Total Change in Unrealized Net Appreciation/Depreciation	3,705,948
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,582,737

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$13,111,273	$11,098,174
Net realized gain/(loss) on investments	5,765,516	2,066,163
Change in unrealized net appreciation/depreciation	3,705,948	(14,094,663)
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,582,737	(930,326)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,284,719)	(8,656,136)
Service Shares	(4,923,698)	(2,541,416)
Net Realized Gain from Investment Transactions*
Institutional Shares	–	(13,122,583)
Service Shares	–	(4,137,828)
Net Decrease from Dividends and Distributions to Shareholders	(17,208,417)	(28,457,963)
Capital Share Transactions:
Shares Sold
Institutional Shares	64,729,908	30,611,491
Service Shares	125,752,126	28,561,254
Reinvested Dividends and Distributions
Institutional Shares	12,284,719	21,778,719
Service Shares	4,923,698	6,679,244
Shares Repurchased
Institutional Shares	(61,352,772)	(67,704,325)
Service Shares	(41,451,769)	(39,229,010)
Net Increase/(Decrease) from Capital Share Transactions	104,885,910	(19,302,627)
Net Increase/(Decrease) in Net Assets	110,260,230	(48,690,916)
Net Assets:
Beginning of period	461,566,640	510,257,556
End of period	$571,826,870	$461,566,640

Undistributed Net Investment Income/(Loss)*	$2,636,720	$5,090,653

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Institutional Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$11.82	$12.59	$12.27	$12.70	$12.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(1)	0.38	0.43	0.49	0.49
Net gain/(loss) on investments (both realized and unrealized)	0.25	(0.40)	0.57	0.32	0.51
Total from Investment Operations	0.58	(0.02)	1.00	0.81	1.00
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.30)	(0.44)	(0.49)	(0.50)
Distributions (from capital gains)*	–	(0.45)	(0.24)	(0.75)	(0.36)
Total Distributions	(0.42)	(0.75)	(0.68)	(1.24)	(0.86)
Net Asset Value, End of Period	$11.98	$11.82	$12.59	$12.27	$12.70
Total Return	4.94%	(0.06)%	8.34%	6.66%	8.06%
Net Assets, End of Period (in thousands)	$363,977	$344,028	$381,593	$376,299	$368,544
Average Net Assets for the Period (in thousands)	$345,064	$360,706	$378,140	$364,656	$351,717
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.59%	0.56%	0.57%	0.57%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.58%	0.55%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.74%	2.35%	2.87%	3.82%	4.04%
Portfolio Turnover Rate	144%	138%	140%	164%	169%

Service Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.78	$13.56	$13.17	$13.54	$13.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.38	0.40	0.48	0.51
Net gain/(loss) on investments (both realized and unrealized)	0.28	(0.44)	0.65	0.36	0.51
Total from Investment Operations	0.60	(0.06)	1.05	0.84	1.02
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.27)	(0.42)	(0.46)	(0.47)
Distributions (from capital gains)*	–	(0.45)	(0.24)	(0.75)	(0.36)
Total Distributions	(0.40)	(0.72)	(0.66)	(1.21)	(0.83)
Net Asset Value, End of Period	$12.98	$12.78	$13.56	$13.17	$13.54
Total Return	4.69%	(0.32)%	8.09%	6.47%	7.73%
Net Assets, End of Period (in thousands)	$207,850	$117,539	$128,665	$98,058	$91,870
Average Net Assets for the Period (in thousands)	$146,672	$124,401	$109,071	$90,661	$83,557
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.85%	0.81%	0.82%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.84%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.49%	2.10%	2.60%	3.57%	3.79%
Portfolio Turnover Rate	144%	138%	140%	164%	169%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from

18 | DECEMBER 31, 2014

foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 19

Notes to Financial Statements (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands

20 | DECEMBER 31, 2014

federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity

Janus Aspen Series | 21

Notes to Financial Statements (continued)

interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s

22 | DECEMBER 31, 2014

policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory
Portfolio	of the Portfolio	Fee (%)

Janus Aspen Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55 0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(May 1, 2014	(until May
Portfolio	to present)	1, 2014)

Janus Aspen Flexible Bond Portfolio	0.65	0.55

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

24 | DECEMBER 31, 2014

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$2,648,443	$2,675,529	$–	$–	$–	$(11,723)	$7,240,768

During the year ended December 31, 2014, the following capital loss carryovers were utilized by the Portfolio as indicated in the table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Flexible Bond Portfolio	$1,636,483

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$561,402,335	$10,273,100	$(3,032,332)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$17,208,417	$–	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$19,282,643	$9,175,321	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Flexible Bond Portfolio	$–	$1,643,211	$(1,643,211)

Janus Aspen Series | 25

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	Janus Aspen Flexible Bond Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	5,343,180	2,499,240
Reinvested dividends and distributions	1,023,406	1,855,828
Shares repurchased	(5,092,096)	(5,550,107)
Net Increase/(Decrease) in Portfolio Shares	1,274,490	(1,195,039)
Shares Outstanding, Beginning of Period	29,103,307	30,298,346
Shares Outstanding, End of Period	30,377,797	29,103,307
Transactions in Portfolio Shares – Service Shares
Shares sold	9,611,775	2,173,579
Reinvested dividends and distributions	378,929	526,497
Shares repurchased	(3,171,646)	(2,990,786)
Net Increase/(Decrease) in Portfolio Shares	6,819,058	(290,710)
Shares Outstanding, Beginning of Period	9,197,938	9,488,648
Shares Outstanding, End of Period	16,016,996	9,197,938

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$292,263,955	$313,908,360	$511,936,509	$384,157,730

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

28 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

30 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

32 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

34 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

36 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

40 | DECEMBER 31, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 41

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Flexible Bond Portfolio	3%

42 | DECEMBER 31, 2014

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

44 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81190	109-02-81114 02-15

annual report
December 31, 2014

Janus Aspen Forty Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Forty Portfolio

Janus Aspen Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2014, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned 8.73% and 8.47%, respectively, versus a return of 13.05% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 13.69% for the period.

INVESTMENT ENVIRONMENT

Equities enjoyed another year of strong gains. Generally positive corporate earnings reports, a declining unemployment rate and a pickup in GDP growth later in the year provided evidence the U.S. economy was strengthening. Low interest rates in most developed regions also provided a supportive backdrop for equities. While U.S. equity markets enjoyed strong gains, volatility picked up considerably in the final months of the year.

OVERVIEW

The Portfolio underperformed both its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have clear, sustainable competitive “moats” around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. Over the course of the year, we were pleased to see a number of the companies we own continue to work hard to widen their competitive moats and find opportunities to grow in excess of the market. However, we also held stocks that fell during the period and negatively impacted performance.

Amazon was our largest detractor. Investments the company is making have weighed on profit growth, but we continue to like the long-term outlook for the company. We believe Amazon’s size, scale and efficiency have allowed it to be a disruptive force. The company has completely rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, the company’s cloud business, Amazon Web Services, has come to market with scale and a disruptive pricing model for businesses seeking cloud-based services. We believe the online retailer’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

Precision Castparts was another top detractor. Disappointing earnings results reported negatively impacted the stock. The parts that Precision Castparts manufactures for airplanes must be lightweight, yet strong and durable to withstand extremely harsh temperatures and conditions. This requires a difficult manufacturing process, and we believe there are very few companies that manufacture these parts to the standard that an airplane or engine manufacturer needs. The unique positioning and difficulty of the manufacturing process presents a significant barrier to entry for competitors, in our opinion, and should set Precision Castparts up for long-term growth as airplane and engine manufacturers meet a record-level backlog of orders from airline carriers. We also believe Precision Castparts’ ability to make difficult-to-manufacture parts could translate into growth opportunities in other areas, such as the oil and gas industry.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

L Brands, an international retailer, was another top detractor. We sold the position during the period due to concerns the company was not well positioned as more shopping moves from malls to mobile and online channels.

While the aforementioned companies were a drag on performance, we were pleased by the results of many other holdings in our portfolio. Lowe’s Companies was our top contributor to performance this year. Lowe’s embodies many of the characteristics we tend to emphasize for companies in our portfolio. With only one other large competitor, Lowe’s operates in a much friendlier market structure than many other retail companies. Many of its products also don’t lend themselves to e-commerce, which means the company is less impacted by the migration of online sales than most retail businesses. The size and scale of Lowe’s gives it a favorable cost structure to smaller hardware stores. A housing rebound and an increase in consumer spending on home improvement projects, which was suppressed for the last half decade coming out of the financial crisis, are also a tailwind for Lowe’s. Signs the consumer was spending more on home improvement were evident this year, as Lowe’s reported strong same-store sales growth late in the year, which helped drive the stock’s performance.

Celgene was another top contributor during the year. The stock was up after the company announced encouraging results about the effectiveness of a treatment it is developing for Crohn’s disease. In addition to the new treatment for Crohn’s disease, we continue to be encouraged about a number of other products being developed by Celgene. We believe there will be expanded use opportunities for the company’s multiple myeloma treatment, Revlimid, and are also encouraged by the potential for several other drugs including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. Similar to other biotechnology holdings in our portfolio, we believe the innovative nature of Celgene’s therapies, and the long patent protection around them, represent durable growth opportunities.

Finally, Canadian Pacific Railway was another top contributor to performance this year. We trimmed the position after substantial gains, but Canadian Pacific remains a holding in our portfolio due to the long-term growth potential inherent in the company. In short, we believe Canadian Pacific’s railroad network across Canada and the U.S. is a valuable asset that would be nearly impossible for other transportation and logistics companies to replicate. The company also has a significant cost advantage over the trucking industry. Going forward, we believe the company can continue to grow revenues and railroad volumes as it improves execution around its railroad network. Canadian Pacific has made substantial investments to improve its service and reliability to customers. As service and reliability improves, it will likely drive more shippers to use Canadian Pacific instead of trucking services.

OUTLOOK

Heading into 2015, we have a positive outlook for both the U.S. economy and domestic equities. The U.S. is clearly showing economic strength relative to the rest of the world. While declining commodity prices may create some short-term uncertainty, lower oil prices ultimately represent a tax cut for most consumers around the world. In a country such as the U.S., where such a large portion of the economy is driven by consumer spending, the tailwind from a sharp drop in oil prices can be considerable.

Looking at equity markets, we believe valuations are reasonable. However, after considerable multiple expansions in 2013 and the first half of 2014, we expect further stock price appreciation will need to be accompanied by earnings growth. If earnings growth again becomes the primary driver of stock returns next year, we believe such an environment is favorable for our investment process. We continue to be encouraged by the competitive advantages of the companies we invest in, and remain confident they are poised to grow in excess of the market over longer time horizons.

Thank you for your investment in Janus Aspen Forty Portfolio.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Lowe’s Cos., Inc.	1.54%
Celgene Corp.	1.22%
Canadian Pacific Railway, Ltd. (U.S. Shares)	1.21%
Zoetis, Inc.	0.96%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.84%

5 Bottom Performers – Holdings

Contribution

Amazon.com, Inc.	–0.74%
Precision Castparts Corp.	–0.42%
L Brands, Inc.	–0.35%
MGM Resorts International	–0.29%
T-Mobile U.S., Inc.	–0.27%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Energy	1.28%	0.01%	5.15%
Health Care	0.58%	20.39%	13.13%
Utilities	–0.03%	0.00%	0.12%
Materials	–0.16%	3.12%	4.35%
Consumer Staples	–0.19%	0.09%	11.10%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–2.27%	24.20%	27.60%
Consumer Discretionary	–1.40%	25.79%	18.77%
Financials	–0.68%	10.58%	5.34%
Industrials	–0.51%	12.61%	12.20%
Telecommunication Services	–0.22%	1.52%	2.24%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Lowe’s Cos., Inc. Specialty Retail	4.9%
Precision Castparts Corp. Aerospace & Defense	4.6%
Celgene Corp. Biotechnology	4.4%
Google, Inc. – Class C Internet Software & Services	4.0%
Endo International PLC Pharmaceuticals	4.0%

21.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Other (0.0)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

4 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	8.73%	12.03%	9.32%	10.95%	0.55%

Janus Aspen Forty Portfolio – Service Shares	8.47%	11.74%	9.05%	10.64%	0.81%

Russell 1000® Growth Index	13.05%	15.81%	8.49%	6.66%

S&P 500® Index	13.69%	15.45%	7.67%	7.47%

Morningstar Quartile – Institutional Shares	3rd	4th	1st	1st

Morningstar Ranking – based on total returns for Large Growth Funds	1,177/1,760	1,336/1,538	143/1,331	29/806

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 1, 1997

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,089.60	$2.95	$1,000.00	$1,022.38	$2.85	0.56%

Service Shares	$1,000.00	$1,088.30	$4.26	$1,000.00	$1,021.12	$4.13	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 97.7%
Aerospace & Defense – 4.6%
150,283	Precision Castparts Corp.	$36,200,169
Auto Components – 3.5%
380,792	Delphi Automotive PLC	27,691,194
Biotechnology – 8.3%
54,166	Biogen Idec, Inc.*	18,386,649
309,289	Celgene Corp.*	34,597,067
104,684	Pharmacyclics, Inc.*	12,798,666

		65,782,382
Capital Markets – 1.6%
515,055	E*TRADE Financial Corp.*	12,492,659
Chemicals – 2.1%
137,238	Monsanto Co.	16,395,824
Commercial Banks – 2.5%
449,893	U.S. Bancorp	20,222,690
Diversified Financial Services – 2.0%
72,233	Intercontinental Exchange, Inc.	15,839,975
Electronic Equipment, Instruments & Components – 1.5%
215,434	Amphenol Corp. – Class A	11,592,504
Energy Equipment & Services – 0.5%
70,649	Baker Hughes, Inc.	3,961,289
Health Care Equipment & Supplies – 1.0%
610,514	Boston Scientific Corp.*	8,089,310
Health Care Technology – 0.8%
44,687	athenahealth, Inc.*	6,510,896
Hotels, Restaurants & Leisure – 3.7%
151,551	Las Vegas Sands Corp.	8,814,206
254,697	Starbucks Corp.	20,897,889

		29,712,095
Information Technology Services – 3.7%
340,604	MasterCard, Inc. – Class A	29,346,441
Insurance – 2.7%
224,048	Aon PLC	21,246,472
Internet & Catalog Retail – 5.5%
72,945	Amazon.com, Inc.*	22,638,481
18,360	Priceline Group, Inc.*	20,934,255

		43,572,736
Internet Software & Services – 12.5%
189,084	Alibaba Group Holding, Ltd. (ADR)*	19,653,391
85,464	CoStar Group, Inc.*	15,693,754
60,023	Google, Inc. – Class C*	31,596,107
49,871	LinkedIn Corp. – Class A*	11,455,868
793,100	Tencent Holdings, Ltd.	11,380,913
185,473	Yahoo!, Inc.*	9,368,241

		99,148,274
Media – 2.6%
354,997	Comcast Corp. – Class A	20,593,376
Pharmaceuticals – 11.9%
436,194	Endo International PLC*	31,458,311
49,028	Salix Pharmaceuticals, Ltd.*	5,635,279
207,311	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	29,668,277
633,170	Zoetis, Inc.	27,245,305

		94,007,172
Professional Services – 2.9%
507,940	Nielsen NV	22,720,156
Real Estate Investment Trusts (REITs) – 2.8%
286,002	Crown Castle International Corp.	22,508,357
Road & Rail – 4.7%
135,286	Canadian Pacific Railway, Ltd. (U.S. Shares)	26,068,259
90,698	Kansas City Southern	11,067,877

		37,136,136
Semiconductor & Semiconductor Equipment – 2.1%
354,396	ARM Holdings PLC (ADR)	16,408,535
Software – 6.1%
180,134	Adobe Systems, Inc.*	13,095,742
67,405	NetSuite, Inc.*	7,358,604
472,030	Salesforce.com, Inc.*	27,996,099

		48,450,445
Specialty Retail – 7.2%
561,420	Lowe’s Cos., Inc.	38,625,696
264,334	TJX Cos., Inc.	18,128,026

		56,753,722
Wireless Telecommunication Services – 0.9%
272,324	T-Mobile U.S., Inc.	7,336,409

Total Common Stocks (cost $592,506,707)		773,719,218

Investment Companies – 2.3%
Money Markets – 2.3%
18,546,315	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $18,546,315)	18,546,315

Total Investments (total cost $611,053,022) – 100.0%		792,265,533

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(466,288)

Net Assets – 100%		$791,799,245

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	689,086,158	87.0%
Canada	55,736,536	7.0
China	31,034,304	3.9
United Kingdom	16,408,535	2.1

Total	$792,265,533	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of December 31, 2014.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	13,728,000	275,215,667	(270,397,352)	18,546,315	$–	$9,208	$18,546,315

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Forty Portfolio
Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$87,767,361	$11,380,913	$–
All Other	674,570,944	–	–

Investment Companies	–	18,546,315	–

Total Assets	$762,338,305	$29,927,228	$–

8 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen
Forty
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$611,053,022
Unaffiliated investments at value	$773,719,218
Affiliated investments at value	18,546,315
Cash	209
Non-interested Trustees’ deferred compensation	16,252
Receivables:
Investments sold	870,108
Portfolio shares sold	7,357
Dividends	201,491
Dividends from affiliates	2,047
Foreign dividend tax reclaim	113,759
Other assets	11,323
Total Assets	793,488,079
Liabilities:
Payables:
Portfolio shares repurchased	853,467
Advisory fees	444,547
Portfolio administration fees	6,946
Transfer agent fees and expenses	363
12b-1 Distribution and shareholder servicing fees	108,009
Non-interested Trustees’ fees and expenses	4,902
Non-interested Trustees’ deferred compensation fees	16,252
Accrued expenses and other payables	254,348
Total Liabilities	1,688,834
Net Assets	$791,799,245
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$450,910,714
Undistributed net investment income/(loss)*	(16,251)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	159,696,277
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	181,208,505
Total Net Assets	$791,799,245
Net Assets - Institutional Shares	$299,545,774
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,439,055
Net Asset Value Per Share	$40.27
Net Assets - Service Shares	$492,253,471
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,555,096
Net Asset Value Per Share	$39.21

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
Forty
For the year ended December 31, 2014	Portfolio

Investment Income:
Interest	$6,278
Dividends	5,228,862
Dividends from affiliates	9,208
Foreign tax withheld	(105,406)
Total Investment Income	5,138,942
Expenses:
Advisory fees	4,099,684
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,233,739
Other transfer agent fees and expenses:
Institutional Shares	882
Service Shares	866
Shareholder reports expense	156,469
Registration fees	52,669
Custodian fees	18,252
Professional fees	63,928
Non-interested Trustees’ fees and expenses	19,940
Portfolio administration fees	72,056
Other expenses	57,975
Total Expenses	5,776,460
Net Expenses	5,776,460
Net Investment Income/(Loss)	(637,518)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	160,492,743
Total Net Realized Gain/(Loss) on Investments	160,492,743
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(96,604,872)
Total Change in Unrealized Net Appreciation/Depreciation	(96,604,872)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$63,250,353

See Notes to Financial Statements.

10 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Forty
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$(637,518)	$1,676,872
Net realized gain/(loss) on investments	160,492,743	311,909,801
Change in unrealized net appreciation/depreciation	(96,604,872)	(50,019,249)
Net Increase/(Decrease) in Net Assets Resulting from Operations	63,250,353	263,567,424
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(503,982)	(3,544,826)
Service Shares	(154,665)	(2,838,756)
Net Realized Gain from Investment Transactions*
Institutional Shares	(93,285,383)	–
Service Shares	(152,735,352)	–
Net Decrease from Dividends and Distributions to Shareholders	(246,679,382)	(6,383,582)
Capital Share Transactions:
Shares Sold
Institutional Shares	19,546,852	40,696,153
Service Shares	25,026,559	32,866,372
Reinvested Dividends and Distributions
Institutional Shares	93,789,365	3,544,826
Service Shares	152,890,017	2,838,756
Shares Repurchased
Institutional Shares	(99,632,827)	(305,138,229)
Service Shares	(98,791,422)	(108,967,925)
Net Increase/(Decrease) from Capital Share Transactions	92,828,544	(334,160,047)
Net Increase/(Decrease) in Net Assets	(90,600,485)	(76,976,205)
Net Assets:
Beginning of period	882,399,730	959,375,935
End of period	$791,799,245	$882,399,730

Undistributed Net Investment Income/(Loss)*	$(16,251)	$643,073

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$53.34	$40.95	$33.22	$35.74	$33.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.38	0.47	0.23	0.19
Net gain/(loss) on investments (both realized and unrealized)	3.08	12.34	7.54	(2.62)	2.06
Total from Investment Operations	3.11	12.72	8.01	(2.39)	2.25
Less Distributions:
Dividends (from net investment income)*	(0.09)	(0.33)	(0.28)	(0.13)	(0.12)
Distributions (from capital gains)*	(16.09)	–	–	–	–
Total Distributions	(16.18)	(0.33)	(0.28)	(0.13)	(0.12)
Net Asset Value, End of Period	$40.27	$53.34	$40.95	$33.22	$35.74
Total Return	8.73%	31.23%	24.16%	(6.69)%	6.72%
Net Assets, End of Period (in thousands)	$299,546	$355,429	$488,374	$459,459	$567,322
Average Net Assets for the Period (in thousands)	$307,359	$491,231	$512,799	$518,818	$553,994
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.57%	0.55%	0.55%	0.70%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.57%	0.55%	0.55%	0.70%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.07%	0.31%	1.03%	0.56%	0.52%
Portfolio Turnover Rate	46%	61%	10%	46%	36%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$52.40	$40.28	$32.72	$35.24	$33.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	–(2)	0.31	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	2.99	12.38	7.47	(2.52)	2.08
Total from Investment Operations	2.92	12.38	7.78	(2.43)	2.15
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.26)	(0.22)	(0.09)	(0.08)
Distributions (from capital gains)*	(16.09)	–	–	–	–
Total Distributions	(16.11)	(0.26)	(0.22)	(0.09)	(0.08)
Net Asset Value, End of Period	$39.21	$52.40	$40.28	$32.72	$35.24
Total Return	8.47%	30.89%	23.82%	(6.91)%	6.48%
Net Assets, End of Period (in thousands)	$492,253	$526,971	$471,002	$417,408	$532,645
Average Net Assets for the Period (in thousands)	$493,575	$486,845	$468,967	$475,743	$567,062
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.82%	0.81%	0.80%	0.95%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.82%	0.81%	0.80%	0.95%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.17)%	0.04%	0.81%	0.31%	0.25%
Portfolio Turnover Rate	46%	61%	10%	46%	36%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in

Janus Aspen Series | 13

Notes to Financial Statements (continued)

foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

14 | DECEMBER 31, 2014

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Forty Portfolio	0.51

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the

16 | DECEMBER 31, 2014

1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table

Janus Aspen Series | 17

Notes to Financial Statements (continued)

located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Forty Portfolio	$9,604,681	$150,393,076	$-	$-	$-	$(20,257)	$180,911,031

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$611,354,502	$181,009,076	$(98,045)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$658,647	$246,020,735	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$6,383,582	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Forty Portfolio	$–	$636,841	$(636,841)

18 | DECEMBER 31, 2014

5.	Capital Share Transactions

	Janus Aspen Forty Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	438,521	909,273
Reinvested dividends and distributions	2,552,786	80,463
Shares repurchased	(2,216,104)	(6,252,548)
Net Increase/(Decrease) in Portfolio Shares	775,203	(5,262,812)
Shares Outstanding, Beginning of Period	6,663,852	11,926,664
Shares Outstanding, End of Period	7,439,055	6,663,852
Transactions in Portfolio Shares – Service Shares
Shares sold	568,799	726,178
Reinvested dividends and distributions	4,268,286	65,591
Shares repurchased	(2,338,393)	(2,428,486)
Net Increase/(Decrease) in Portfolio Shares	2,498,692	(1,636,717)
Shares Outstanding, Beginning of Period	10,056,404	11,693,121
Shares Outstanding, End of Period	12,555,096	10,056,404

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$368,999,769	$535,143,933	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

20 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

22 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

24 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

26 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

28 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

30 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 31

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

32 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Forty Portfolio	$246,020,735

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Forty Portfolio	100%

Janus Aspen Series | 35

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

36 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

38 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81491	109-02-81115 02-15

annual report
December 31, 2014

Janus Aspen Global Allocation Portfolio – Moderate

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Allocation Portfolio – Moderate

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

PORTFOLIO SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions may provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2014, Janus Aspen Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 3.29% and 3.22%, respectively. This compares with a return of 4.16% for its primary benchmark, the MSCI All Country World Index, and a 2.78% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

The market environment in 2014 can generally be characterized as a period of significant change. Early in the year, U.S. and non-U.S. markets were moving in tandem with one another. Around the middle of the year, as it became clear the U.S. economy was on stronger footing than the rest of the world, U.S. equities began to outperform other equity markets. Geopolitical events in Europe and the Middle East played a role in a more favorable sentiment toward the U.S., as did skepticism about the durability of an already fragile economic recovery across most of the globe. Currency markets echoed changing market sentiments as the dollar rallied sharply in the latter half of the year.

In fixed income markets, the long end of the U.S. Treasury curve rallied strongly. Long-term yields fell sharply while short-term yields stayed anchored. Inflation expectations also changed at mid-year, as oil and gasoline prices started to plummet. Lower inflation expectations created a more friendly environment for all assets by raising expectations the Federal Reserve and other central banks would hold rates lower for longer.

INVESTMENT PROCESS

Janus Aspen Global Allocation Portfolio – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Aspen Global Allocation Portfolio – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PORTFOLIO REVIEW

The Portfolio underperformed its primary benchmark, but outperformed its secondary benchmark, during the period. On an absolute basis, our allocations to equity, fixed income and alternatives were all contributors to performance.

Our largest contributor to the Portfolio’s performance was the Janus Global Bond Fund. Two of our large-cap funds in the Portfolio, the INTECH U.S. Managed Volatility Fund

Janus Aspen Series | 1

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

and Perkins Large Cap Value Fund, were also top contributors. Due to their focus on international equities, which underperformed U.S. stocks, the Janus International Equity Fund, INTECH International Managed Volatility Fund and Janus Overseas Fund were our largest detractors from performance.

OUTLOOK

As we look across global markets, we agree with the general perception that the U.S. is currently “the best place to be” in terms of broad asset class exposure. With fixed income rates globally in the developed markets hovering at near unprecedented low levels that are arguably unsustainable, we believe there is real risk that rates will sell off as they normalize to levels more consistent with equilibrium, especially in the U.S. where economic fundamentals are showing signs of revival and strength, which ultimately will benefit global economies. Against this backdrop, we continue to believe equities offer the most attractive return to risk trade-off versus other asset classes.

Despite our relatively positive outlook for equities, we are paying close attention to volatility that is creeping back into the market. There were two spikes in volatility in the fourth quarter, and such spikes are sometimes signs that the market’s mood is shifting.

In markets of increasing volatility and uncertainty the ordinarily difficult task of correctly allocating asset classes becomes even more difficult. However, we believe such environments are good tests for a strategy that is broadly allocated across multiple asset classes and risk factors.

Thank you for investing in Janus Aspen Global Allocation Portfolio – Moderate.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Global Allocation Portfolio – Moderate (% of Net Assets)

As of December 31, 2014

Janus Global Bond Fund – Class N Shares	27.2%
Janus International Equity Fund – Class N Shares	11.7
Perkins Large Cap Value Fund – Class N Shares	9.2
Janus Diversified Alternatives Fund – Class N Shares	8.1
INTECH International Managed Volatility Fund(1) – Class I Shares	7.0
Janus Short-Term Bond Fund – Class N Shares	4.3
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	4.2
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	4.0
Janus Aspen Global Research Portfolio – Institutional Shares	3.3
Janus Overseas Fund – Class N Shares	3.2
Janus Global Real Estate Fund – Class I Shares	2.8
Janus Triton Fund – Class N Shares	2.4
Janus Global Select Fund – Class I Shares	2.3
Janus Emerging Markets Fund – Class I Shares	2.3
Perkins Small Cap Value Fund – Class N Shares	2.2
Janus Fund – Class N Shares	1.7
Janus Forty Fund – Class N Shares	1.5
Janus Twenty Fund – Class D Shares	1.4
Janus Contrarian Fund – Class I Shares	1.2
Janus Asia Equity Fund – Class I Shares	0.3

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

Janus Aspen Global Allocation Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Cash and Other of (0.3)%.

Janus Aspen Series | 3

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014			Expense Ratios – per the May 1, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Allocation Portfolio – Moderate – Institutional Shares	3.29%	9.80%	3.73%	1.05%

Janus Aspen Global Allocation Portfolio – Moderate – Service Shares	3.22%	9.69%	3.23%	1.22%

MSCI All Country World IndexSM	4.16%	11.60%

Global Moderate Allocation Index	2.78%	6.98%

Morningstar Quartile – Institutional Shares	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	147/547	62/428

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2015.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Performance of the Janus Aspen Global Allocation Portfolio – Moderate depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Portfolio and to the underlying affiliated funds held within the Portfolio, it is subject to certain potential conflicts of interest.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Portfolio.

*	The Portfolio’s inception date – August 31, 2011

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)††

Institutional Shares	$1,000.00	$980.40	$1.85	$1,000.00	$1,023.34	$1.89	0.37%

Service Shares	$1,000.00	$981.00	$2.00	$1,000.00	$1,023.19	$2.04	0.40%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.

Janus Aspen Series | 5

Janus Aspen Global Allocation Portfolio – Moderate

Schedule of Investments

As of December 31, 2014

Shares		Value

Investment Companies£ – 100.3%
Alternative Funds – 10.9%
91,318	Janus Diversified Alternatives Fund – Class N Shares	$925,053
29,032	Janus Global Real Estate Fund – Class I Shares	327,483

		1,252,536
Equity Funds – 57.9%
105,995	INTECH International Managed Volatility Fund(1) – Class I Shares	797,083
47,078	INTECH U.S. Managed Volatility Fund(2) – Class N Shares	474,070
21,247	INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	458,092
3,452	Janus Asia Equity Fund – Class I Shares	32,998
9,015	Janus Aspen Global Research Portfolio – Institutional Shares	373,677
6,413	Janus Contrarian Fund – Class I Shares	141,608
31,440	Janus Emerging Markets Fund – Class I Shares	258,123
5,796	Janus Forty Fund – Class N Shares	177,124
5,121	Janus Fund – Class N Shares	189,532
19,993	Janus Global Select Fund – Class I Shares	269,107
109,503	Janus International Equity Fund – Class N Shares	1,332,651
11,680	Janus Overseas Fund – Class N Shares	367,450
12,031	Janus Triton Fund – Class N Shares	284,893
2,689	Janus Twenty Fund – Class D Shares	157,193
64,455	Perkins Large Cap Value Fund – Class N Shares	1,055,131
11,510	Perkins Small Cap Value Fund – Class N Shares	248,835

		6,617,567
Fixed Income Funds – 31.5%
311,168	Janus Global Bond Fund – Class N Shares	3,105,457
161,680	Janus Short-Term Bond Fund – Class N Shares	491,507

		3,596,964

Total Investments (total cost $11,620,033) – 100.3%		11,467,067

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(33,042)

Net Assets – 100%		$11,434,025

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Global Allocation Portfolio – Moderate
INTECH International Managed Volatility Fund(1)- Class I Shares	85,176	40,822	(20,003)	105,995	$5,684	$19,705	$797,083
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	64,536	18,291	(82,827)	–	(13,244)	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	83,936	(36,858)	47,078	35,897	50,078	474,070
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	21,345	6,100	(6,198)	21,247	13,508	4,068	458,092
Janus Asia Equity Fund – Class I Shares	–	4,498	(1,046)	3,452	93	1,814	32,998
Janus Aspen Global Research Portfolio – Institutional Shares	8,018	2,686	(1,689)	9,015	1,985	3,921	373,677
Janus Contrarian Fund – Class I Shares	5,228	2,188	(1,003)	6,413	1,473	1,176	141,608
Janus Diversified Alternatives Fund – Class N Shares	81,360	32,191	(22,233)	91,318	(3,280)	434	925,053
Janus Emerging Markets Fund – Class I Shares	21,840	16,082	(6,482)	31,440	(1,975)	4,681	258,123
Janus Forty Fund – Class N Shares	2,688	4,198	(1,090)	5,796	(7,021)	2,959	177,124
Janus Fund – Class N Shares	3,799	1,854	(532)	5,121	1,399	3,214	189,532
Janus Global Bond Fund – Class N Shares	262,060	114,670	(65,562)	311,168	(4,657)	172,064	3,105,457
Janus Global Real Estate Fund – Class I Shares	22,114	13,751	(6,833)	29,032	163	7,717	327,483
Janus Global Select Fund – Class I Shares	17,391	6,051	(3,449)	19,993	1,371	2,169	269,107
Janus International Equity Fund – Class N Shares	90,886	38,541	(19,924)	109,503	4,619	29,554	1,332,651
Janus Overseas Fund – Class N Shares	11,243	3,592	(3,155)	11,680	(5,839)	4,705	367,450
Janus Short-Term Bond Fund – Class N Shares	126,183	74,940	(39,443)	161,680	(602)	7,765	491,507
Janus Triton Fund – Class N Shares	9,297	4,627	(1,893)	12,031	685	1,691	284,893
Janus Twenty Fund – Class D Shares	2,510	958	(779)	2,689	(6,516)	2,281	157,193
Perkins Large Cap Value Fund – Class N Shares	31,829	40,878	(8,252)	64,455	(645)	19,224	1,055,131
Perkins Small Cap Value Fund – Class N Shares	8,068	5,172	(1,730)	11,510	84	13,855	248,835

Total					$23,182	$353,075	$11,467,067

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Allocation Portfolio – Moderate
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$1,252,536	$–	$–
Equity Funds	6,617,567	–	–
Fixed Income Funds	3,596,964	–	–

Total Assets	$11,467,067	$–	$–

8 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen Global
Allocation Portfolio -
As of December 31, 2014	Moderate

Assets:
Investments at cost	$11,620,033
Affiliated investments at value	11,467,067
Non-interested Trustees’ deferred compensation	234
Receivables:
Portfolio shares sold	34,884
Due from adviser	12,450
Other assets	125
Total Assets	11,514,760
Liabilities:
Payables:
Investments purchased	13,601
Portfolio shares repurchased	30,518
Advisory fees	500
Portfolio administration fees	100
Transfer agent fees and expenses	5
12b-1 Distribution and shareholder servicing fees	2,485
Non-interested Trustees’ fees and expenses	68
Non-interested Trustees’ deferred compensation fees	234
Accrued expenses and other payables	33,224
Total Liabilities	80,735
Net Assets	$11,434,025
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$11,140,553
Undistributed net investment income/(loss)*	(235)
Undistributed net realized gain/(loss) from investments*	446,642
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(152,935)
Total Net Assets	$11,434,025
Net Assets - Institutional Shares	$64,408
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,335
Net Asset Value Per Share	$12.07
Net Assets - Service Shares	$11,369,617
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	940,949
Net Asset Value Per Share	$12.08

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen Global
Allocation Portfolio -
For the year ended December 31, 2014	Moderate

Investment Income:
Dividends from affiliates	$353,075
Total Investment Income	353,075
Expenses:
Advisory fees	5,445
12b-1 Distribution and shareholder servicing fees:
Service Shares	26,913
Other transfer agent fees and expenses:
Institutional Shares	180
Service Shares	623
Shareholder reports expense	33,307
Registration fees	6,965
Professional fees	35,885
Non-interested Trustees’ fees and expenses	307
Portfolio administration fees	1,017
Accounting systems fee expense	14,153
Other expenses	384
Total Expenses	125,179
Less: Excess Expense Reimbursement	(73,650)
Net Expenses	51,529
Net Investment Income/(Loss)	301,546
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	23,182
Capital gain distributions from underlying funds	459,001
Total Net Realized Gain/(Loss) on Investments	482,183
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(433,026)
Total Change in Unrealized Net Appreciation/Depreciation	(433,026)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$350,703

See Notes to Financial Statements.

10 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Global Allocation
	Portfolio - Moderate
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$301,546	$126,324
Net realized gain/(loss) from investments in affiliates	482,183	311,221
Change in unrealized net appreciation/depreciation	(433,026)	249,045
Net Increase/(Decrease) in Net Assets Resulting from Operations	350,703	686,590
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,009)	(2,569)
Service Shares	(308,870)	(115,173)
Net Realized Gain from Investment Transactions*
Institutional Shares	(3,271)	(2,087)
Service Shares	(230,552)	(115,262)
Net Decrease from Dividends and Distributions to Shareholders	(544,702)	(235,091)
Capital Share Transactions:
Shares Sold
Service Shares	3,431,668	9,181,213
Reinvested Dividends and Distributions
Institutional Shares	5,280	4,656
Service Shares	539,422	230,435
Shares Repurchased
Institutional Shares	(106,759)	–
Service Shares	(2,100,723)	(756,133)
Net Increase/(Decrease) from Capital Share Transactions	1,768,888	8,660,171
Net Increase/(Decrease) in Net Assets	1,574,889	9,111,670
Net Assets:
Beginning of period	9,859,136	747,466
End of period	$11,434,025	$9,859,136

Undistributed Net Investment Income/(Loss)*	$(235)	$8,818

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

	Janus Aspen Global Allocation
	Portfolio – Moderate
For a share outstanding during each year or period ended December 31	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.28	$11.00	$9.79	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.17	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.19	1.47	1.32	(0.21)
Total from Investment Operations	0.40	1.64	1.52	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.20)	(0.18)	(0.17)
Distributions (from capital gains)*	(0.26)	(0.16)	(0.13)	–
Total Distributions	(0.61)	(0.36)	(0.31)	(0.17)
Net Asset Value, End of Period	$12.07	$12.28	$11.00	$9.79
Total Return**	3.20%	14.90%	15.63%	(0.38)%
Net Assets, End of Period (in thousands)	$64	$165	$144	$125
Average Net Assets for the Period (in thousands)	$126	$154	$137	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.06%	2.92%	24.54%	69.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.39%	0.49%	0.60%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.71%	1.45%	1.87%	5.27%
Portfolio Turnover Rate	27%	68%	42%	7%

Service Shares

	Janus Aspen Global Allocation
	Portfolio – Moderate
For a share outstanding during each year or period ended December 31	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.28	$10.98	$9.79	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(2)	0.16	0.17	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.05	1.45	1.33	(0.21)
Total from Investment Operations	0.40	1.61	1.50	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.15)	(0.18)	(0.17)
Distributions (from capital gains)*	(0.26)	(0.16)	(0.13)	–
Total Distributions	(0.60)	(0.31)	(0.31)	(0.17)
Net Asset Value, End of Period	$12.08	$12.28	$10.98	$9.79
Total Return**	3.22%	14.69%	15.44%	(0.38)%
Net Assets, End of Period (in thousands)	$11,370	$9,694	$603	$124
Average Net Assets for the Period (in thousands)	$10,761	$4,800	$316	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.15%	2.42%	26.76%	70.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.47%	0.66%	0.73%	1.00%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.78%	2.58%	2.78%	5.28%
Portfolio Turnover Rate	27%	68%	42%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Allocation Portfolio – Moderate (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue its target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio’s asset class allocations generally will vary over short-term periods. The Portfolio’s long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported

Janus Aspen Series | 13

Notes to Financial Statements (continued)

amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year except that the Portfolio now classifies each of its investments in underlying funds as Level 1. Previously, the Portfolio classified each of its investments in underlying funds as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes

14 | DECEMBER 31, 2014

transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2
Portfolio	to Level 1

Janus Aspen Global Allocation Portfolio - Moderate	$9,096,927

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Allocation Portfolio - Moderate	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015.

New Expense
	Limit (%)	Previous Expense
	(May 1, 2014	Limit (%)
Portfolio	to present)	(until May 1, 2014)

Janus Aspen Global Allocation Portfolio - Moderate	0.14	0.39

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. As of December 31, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $0. The recoupment of such reimbursements expired August 31, 2014.

Effective March 1, 2014, Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, no longer acts as a consultant to Janus Capital. Wilshire provided research and advice regarding asset allocation methodologies, which Janus Capital may have used when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital paid Wilshire an annual fee, payable monthly, that was comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs

Janus Aspen Series | 15

Notes to Financial Statements (continued)

based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

As of December 31, 2014, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Portfolio
Portfolio	Owned	Owned

Janus Aspen Global Allocation Portfolio - Moderate - Institutional Shares	100%	1%
Janus Aspen Global Allocation Portfolio - Moderate - Service Shares	-	-

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Global Allocation Portfolio - Moderate	$3,636	$496,340	$–	$–	$–	$(204)	$(206,300)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Allocation Portfolio - Moderate	$11,673,367	$258,160	$(464,460)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to

16 | DECEMBER 31, 2014

differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Allocation Portfolio - Moderate	$311,032	$233,670	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Allocation Portfolio - Moderate	$158,561	$76,529	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Global Allocation Portfolio - Moderate	$(201)	$280	$(79)

4.	Capital Share Transactions

	Janus Aspen Global
	Allocation Portfolio- Moderate
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	423	383
Shares repurchased	(8,561)	–
Net Increase/(Decrease) in Portfolio Shares	(8,138)	383
Shares Outstanding, Beginning of Period	13,473	13,090
Shares Outstanding, End of Period	5,335	13,473
Transactions in Portfolio Shares – Service Shares:
Shares sold	276,900	778,006
Reinvested dividends and distributions	43,671	18,883
Shares repurchased	(168,714)	(62,764)
Net Increase/(Decrease) in Portfolio Shares	151,857	734,125
Shares Outstanding, Beginning of Period	789,092	54,967
Shares Outstanding, End of Period	940,949	789,092

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Aspen Series | 17

Notes to Financial Statements (continued)

5.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Allocation Portfolio - Moderate	$4,989,375	$3,002,252	$–	$–

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

18 | DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Global Allocation Portfolio – Moderate:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Allocation Portfolio – Moderate (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

Janus Aspen Series | 19

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

20 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

22 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

24 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

26 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

28 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

30 | DECEMBER 31, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 31

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

32 | DECEMBER 31, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gains Distributions

Portfolio

Janus Aspen Global Allocation Portfolio - Moderate	$233,670

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Global Allocation Portfolio - Moderate	$4,987	$182,038

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Global Allocation Portfolio - Moderate	14%

34 | DECEMBER 31, 2014

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 35

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

36 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Allocation Portfolio – Moderate	9/14-Present	Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and
Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Allocation Portfolio – Moderate	1/14-Present	Chief Investment Officer Equities and Asset Allocation of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

38 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81296	109-02-81125 02-15

annual report
December 31, 2014

Janus Aspen Global Research Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Research Portfolio

Janus Aspen Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE SUMMARY

Janus Aspen Global Research Portfolio’s Institutional Shares and Service Shares returned 7.44% and 7.18%, respectively, over the 12-month period ended December 31, 2014, while its primary benchmark, the MSCI World Index, returned 4.94%. The Portfolio’s secondary benchmark, the MSCI All Country World Index, returned 4.16%.

DIRECTOR OF RESEARCH COMMENTS ON ENVIRONMENT

We leave 2014 on a high note as investors shrug off global concerns and see equities for what they are: a compelling alternative to most other asset classes. The rallies have not ended our enthusiasm, although we recognize the landscape is shifting.

Valuations are not extreme in a low-interest rate, low-inflation environment but they are hardly cheap. Lower oil is generally good for the global economy but it creates winners and losers in companies and countries. If interest rates don’t rise in the U.S. in 2015, markets at least will begin to price in higher rates in the following years. Europe is still not beyond some structural problems and political and economic problems in Greece. The list is long, perhaps, but it helps that the risks are smaller than the global macro fears of the past, more disruptive than destructive.

Against this backdrop, we nevertheless remain positive on global equities with directive to distinguish winners from losers. With global growth rates constrained and uncertain, it should be a market where stock pickers must find companies that can generate growth either through superior business models, restructuring or acquisitions. Stock performance may separate from economic performance for companies that can find ways to grow earnings. We expect higher volatility in 2015 but we think stocks with high valuations and where markets are not fully pricing in the risks will be more vulnerable than predictable growth stocks at reasonable valuations.

While technology and health care have segments of overvalued names, these sectors remain interesting because there is a great deal of change and underlying demand. Energy could be under pressure but some stocks may break free because they represent compelling values, even if oil remains low through 2015. Industrials might bifurcate where companies overly exposed to energy capital expenditures face a tougher road than those where oil is an important input cost.

Europe’s market performance relative to underlying economic growth could surprise. Valuations are not demanding and many companies are finding ways to cut costs as well as take advantage of a weaker euro and more attractive export markets. The weakness in oil is a net positive to the U.S. economy but less so than in the past because of the once-booming shale business that is now under pressure.

China, while slowing, could offer inexpensive stocks. India, too, could move if government reforms live up to the market’s enthusiasm after this year’s election. While India and China benefit from lower oil, Russia’s vulnerability is a global market risk that bears watching, although it is not our likely scenario. Brazil remains the most uncertain. It is sorting through a post-election corruption probe that is touching its largest oil company.

SECTOR VIEWS

In the communications sector the transition from TV to digital should pick up considerable steam in 2015. The shift is past the point of no return in developed markets given the catalyst that mobile applications have provided. Conversely, digital applications are migrating in greater quantities to television, blurring the lines between platforms. We are investing in companies whose management teams have identified the clearest path to navigate the shifting patterns in content delivery. We prefer vertically-integrated content providers with branded distribution platforms.

Regarding consumers, cheaper oil prices are a boost to their budgets, and are particularly beneficial for consumers where energy represents a large portion of their overall spending. Low oil prices could also lead to near-term margin expansion for many consumer packaged goods companies in which oil-based derivatives are a large input cost. Despite those tailwinds, the consumer spending environment remains challenged outside of the U.S., particularly in many emerging markets where inflation and

Janus Aspen Series | 1

Janus Aspen Global Research Portfolio (unaudited)

slower GDP growth are moderating demand for many consumer staples products.

Focusing on energy, in the near term, we believe slumping oil prices could remain low. A moderating global economy has softened demand growth for oil and it will take several months for energy and production companies to cut back on resilient supply growth in reaction to the current pricing environment. Seasonal maintenance to U.S. refineries in early spring will further dislocate the supply-demand balance. The current low price environment calls for a selective approach to stock picking in the energy sector. We are carefully examining energy and production companies to determine the breakeven oil price a company requires to remain profitable at each of their respective drilling sites. We are also analyzing the balance sheet strength of each company to determine their ability to withstand low prices in the near term.

For financials, the growth outlook for most banks globally looks muted in the first half of 2015. European banks have cleared several large hurdles that had negatively impacted market sentiment. For example, most banks passed Europe’s Asset Quality review test, and European banks are in the latter innings of settling a host of litigation issues. A leverage requirement for banks set by the UK was lower than initially expected. We are presently investing in European banks. While growth for those banks is still several months out, low valuations suggest little downside risk in current stock prices. We have also invested in global insurance companies with a large presence in Asia.

Trends that have driven high returns for the health care sector remain strong. Advances in genetic analysis are leading to innovative treatments for a number of diseases, and we continue to be excited by product pipelines for many companies. The seven largest biotech companies, for example, each have innovative therapies addressing high, unmet medical needs that are in the early stages of major new launches. The innovative nature of these and other new therapies are one of the reasons for record M&A levels in the sector.

Falling commodity prices and divergent regional economic growth are shaking out a host of winners and losers in the industrial sector. Falling oil prices will benefit the airline and other transportation industries, but will be a strong headwind for many U.S. industrial companies serving the energy sector. Beyond the energy complex, other industrial companies with a U.S.-centric customer base face much better growth prospects in the coming months than companies with a heavy international focus.

Recent trends within the technology sector have begun to accelerate. Corporations are shifting a larger share of finite IT budgets to cost-effective, cloud-based solutions, which address multiple functional concerns. A primary driver in the transition to cloud-based solutions is security. Companies now recognize that the multiple layers of encryption inherent in the cloud provide greater protection than on-premises data storage. We favor companies that offer a platform of broad cloud-based solutions rather than those offering a single product.

PERFORMANCE OVERVIEW

Our selection of industrial and health care stocks drove relative outperformance during 2014. On an individual basis, United Continental Holdings contributed most to portfolio gains. Lower fuel costs, continued benefits from improved synergies after its merger with Continental and strict capital discipline led to improved cash flow for the airline operator. The strength of the U.S. economy has been a contributing factor to the airline industry as well. The company sent a powerful signal to investors by issuing a share buyback program in addition to paying down debt as the company has been generating so much cash.

Another top contributor was Apple. The electronic device maker’s stock rose over the summer in anticipation for its new product, the iPhone 6. Strong demand for the device continued to propel the stock into the fourth quarter, as the iPhone entered the holiday shopping season with no new offerings from competitors. The rollout, which included a mobile pay service, demonstrates the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view.

Despite ending the year on a weak note, railway operator Canadian Pacific was a top contributor. The company transports a wide range of materials on its network, including energy products such as crude and coal, but also non-energy products such as grains, potash, forest products and intermodal containers. The autumn’s fall in crude prices bled into sentiment for this stock, as all things related to the energy complex were negatively impacted.

For the year, our technology and utilities holdings detracted from relative performance. Given the weakening crude oil price environment, which accelerated over the latter half of the year, several individual detractors came

2 | DECEMBER 31, 2014

(unaudited)

from the energy sector. Among them were Core Laboratories, an oil field services company, and exploration and production company Noble Energy. Despite the overall weakness in the sector, we see value in Core Laboratories, as we believe the sophisticated oil field analysis it provides will continue to be a key driver in enhancing recovery rates. This expectation is reflected in the company’s consistently high operating margins. Similarly, we continue to like Noble Energy’s diversified portfolio of energy assets.

MEG Energy was also caught up in the autumn’s energy sector sell-off. Even in a tepid energy price environment, we like this company as it remains profitable with a price per barrel in the $50 range, still below the lowest crude prices registered in the quarter. Management has been disciplined in reining in capital expenditures during this period of low prices as the company sees the value of keeping assets in the ground until market conditions are more favorable. The company’s balance sheet is excellent with its first bonds not maturing until 2021.

Sberbank of Russia was another detractor. The company was affected by macro factors impacting its home market, namely the collapse in prices of all-important energy exports and the sanctions imposed due to the Ukrainian conflict. While we recognize that the company is the leading retail bank in the country, derives very little of its revenue internationally and has the most robust capital buffers of any financial institution in Russia, we have exited the position until there comes a time when there is greater clarity for the country’s economy and investment environment.

OUTLOOK

With much of the world in a slow growth mode, with central banks competing with stimulus programs (and weaker currencies), it is easier to pick stocks than to make regional or sector calls. We are assuming, however, that macro risks remain relatively subdued. Should we see another macro shock, perhaps from a flare-up of the many simmering political conflicts around the world, regional factors will matter more. Indeed, that the many smaller risks give way to a large, geopolitical event remains our greatest fear. Crisis is not our base case, naturally, and we therefore remain positive about stock pickers rather than sector or country allocators in 2015.

Thank you for your investment in Janus Aspen Global Research Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Research Portfolio (unaudited)

Janus Aspen Global Research Portfolio At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	0.68%
Apple, Inc.	0.67%
Canadian Pacific Railway, Ltd.	0.60%
Kroger Co.	0.56%
Shire PLC	0.47%

5 Bottom Performers – Holdings

Contribution

Core Laboratories NV	–0.40%
MEG Energy Corp.	–0.37%
Sberbank of Russia (ADR)	–0.30%
Noble Energy, Inc.	–0.29%
Deutsche Bank AG	–0.28%

4 Top Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Industrials	2.28%	19.90%	19.90%
Health Care	1.04%	12.63%	12.56%
Consumer	0.47%	14.23%	14.27%
Financials	0.03%	21.31%	21.58%

3 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Technology	–0.58%	9.68%	9.80%
Energy	–0.41%	12.60%	12.60%
Communications	–0.03%	9.28%	9.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	2.3%
AIA Group, Ltd. Insurance	2.1%
Canadian Pacific Railway, Ltd. Road & Rail	2.1%
Brenntag AG Trading Companies & Distributors	1.6%
Royal Dutch Shell PLC (ADR) Oil, Gas & Consumable Fuels	1.5%

9.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Global Research Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Research Portfolio – Institutional Shares	7.44%	10.61%	5.64%	8.46%	0.53%

Janus Aspen Global Research Portfolio – Service Shares	7.18%	10.33%	5.38%	8.18%	0.78%

MSCI World IndexSM	4.94%	10.20%	6.03%	6.89%

MSCI All Country World IndexSM	4.16%	9.17%	6.09%	N/A**

Morningstar Quartile – Institutional Shares	1st	2nd	3rd	2nd

Morningstar Ranking – based on total returns for World Stock Funds	139/1,197	266/791	308/503	102/205

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 15, 2014, Carmel Wellso is the Director of Research for the Portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,014.40	$3.40	$1,000.00	$1,021.83	$3.41	0.67%

Service Shares	$1,000.00	$1,013.30	$4.67	$1,000.00	$1,020.57	$4.69	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Global Research Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 98.2%
Aerospace & Defense – 0.8%
25,885	Precision Castparts Corp.	$6,235,179
Air Freight & Logistics – 0.8%
44,222	Panalpina Welttransport Holding AG	5,938,938
Airlines – 1.0%
123,845	United Continental Holdings, Inc.*	8,283,992
Auto Components – 1.5%
390,400	NGK Spark Plug Co., Ltd.	11,790,988
Automobiles – 0.5%
72,143	Maruti Suzuki India, Ltd.	3,793,163
Beverages – 3.1%
103,550	PepsiCo, Inc.	9,791,688
53,600	Pernod Ricard SA	5,942,300
168,536	SABMiller PLC	8,721,052

		24,455,040
Biotechnology – 5.9%
39,224	Actelion, Ltd.	4,513,973
56,938	Amgen, Inc.	9,069,654
29,280	Biogen Idec, Inc.*	9,939,096
62,033	Celgene Corp.*	6,939,011
392,035	Ironwood Pharmaceuticals, Inc.*	6,005,976
126,843	NPS Pharmaceuticals, Inc.*	4,537,174
43,184	Pharmacyclics, Inc.*	5,279,676

		46,284,560
Capital Markets – 3.6%
282,025	Blackstone Group LP	9,540,906
145,859	Deutsche Bank AG	4,408,176
226,357	E*TRADE Financial Corp.*	5,490,289
521,259	UBS Group AG*	8,962,990

		28,402,361
Chemicals – 2.4%
44,825	Air Products & Chemicals, Inc.	6,465,110
919,212	Alent PLC	4,585,596
49,063	LyondellBasell Industries NV – Class A	3,895,112
32,718	Monsanto Co.	3,908,819

		18,854,637
Commercial Banks – 6.0%
129,560	Citigroup, Inc.	7,010,492
843,698	HSBC Holdings PLC	7,972,372
532,053	ING Groep NV*	6,887,999
113,156	JPMorgan Chase & Co.	7,081,302
3,686,474	Lloyds Banking Group PLC*	4,352,701
1,974,700	Seven Bank, Ltd.	8,312,447
118,376	U.S. Bancorp	5,321,001

		46,938,314
Communications Equipment – 0.8%
146,081	CommScope Holding Co., Inc.*	3,335,029
47,054	Motorola Solutions, Inc.	3,156,383

		6,491,412
Consumer Finance – 0.7%
62,244	American Express Co.	5,791,182
Containers & Packaging – 0.9%
134,843	Crown Holdings, Inc.*	6,863,509
Diversified Financial Services – 0.7%
25,259	Intercontinental Exchange, Inc.	5,539,046
Electric Utilities – 0.6%
122,571	Brookfield Infrastructure Partners LP	5,132,048
Electrical Equipment – 0.9%
135,973	Sensata Technologies Holding NV*	7,126,345
Electronic Equipment, Instruments & Components – 1.5%
16,400	Keyence Corp.	7,265,394
68,560	TE Connectivity, Ltd. (U.S. Shares)	4,336,420

		11,601,814
Energy Equipment & Services – 0.7%
44,063	Core Laboratories NV	5,302,541
Food & Staples Retailing – 1.8%
159,777	Kroger Co.	10,259,281
70,292	Whole Foods Market, Inc.	3,544,123

		13,803,404
Food Products – 1.1%
82,893	Hershey Co.	8,615,070
Health Care Equipment & Supplies – 1.6%
478,545	Boston Scientific Corp.*	6,340,721
53,061	Zimmer Holdings, Inc.	6,018,179

		12,358,900
Health Care Providers & Services – 1.4%
104,990	Catamaran Corp. (U.S. Shares)*	5,433,232
64,286	Express Scripts Holding Co.*	5,443,096

		10,876,328
Hotels, Restaurants & Leisure – 1.2%
1,188,963	Bwin.Party Digital Entertainment PLC	2,167,998
85,089	Starbucks Corp.	6,981,553

		9,149,551
Household Durables – 0.3%
132,000	Sony Corp.	2,687,813
Household Products – 1.0%
119,039	Colgate-Palmolive Co.	8,236,308
Information Technology Services – 2.7%
83,093	Amdocs, Ltd. (U.S. Shares)	3,876,704
119,979	MasterCard, Inc. – Class A	10,337,391
25,582	Visa, Inc. – Class A	6,707,600

		20,921,695
Insurance – 4.4%
3,064,200	AIA Group, Ltd.	16,874,748
90,359	Aon PLC	8,568,744
403,992	Prudential PLC	9,295,583

		34,739,075
Internet & Catalog Retail – 0.8%
9,188	Amazon.com, Inc.*	2,851,496
3,183	Priceline Group, Inc.*	3,629,288

		6,480,784
Internet Software & Services – 2.4%
42,997	Alibaba Group Holding, Ltd. (ADR)*	4,469,108
51,529	Facebook, Inc. – Class A*	4,020,292
19,624	Google, Inc. – Class C*	10,330,074

		18,819,474
Leisure Products – 0.6%
159,761	Mattel, Inc.	4,943,804

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares		Value

Machinery – 1.3%
77,407	Colfax Corp.*	$3,991,879
44,085	Dover Corp.	3,161,776
107,838	Rexnord Corp.*	3,042,110

		10,195,765
Media – 3.8%
40,424	CBS Corp. – Class B	2,237,064
106,758	Comcast Corp. – Class A	6,193,032
140,497	Liberty Global PLC – Class C*	6,787,410
17,170	Time Warner Cable, Inc.	2,610,870
172,689	Twenty-First Century Fox, Inc. – Class A	6,632,121
57,592	Walt Disney Co.	5,424,591

		29,885,088
Metals & Mining – 0.6%
169,935	ThyssenKrupp AG	4,370,299
Oil, Gas & Consumable Fuels – 10.3%
117,552	Anadarko Petroleum Corp.	9,698,040
197,693	Encana Corp. (U.S. Shares)	2,742,002
267,351	Enterprise Products Partners LP	9,656,718
398,000	Inpex Corp.	4,416,684
87,584	Keyera Corp.	6,113,160
107,476	Koninklijke Vopak NV	5,567,033
163,595	MarkWest Energy Partners LP	10,991,948
145,738	MEG Energy Corp.*	2,453,016
105,922	Noble Energy, Inc.†	5,023,880
116,489	Phillips 66	8,352,261
177,066	Royal Dutch Shell PLC (ADR)	11,854,569
74,771	Valero Energy Corp.	3,701,164

		80,570,475
Pharmaceuticals – 4.6%
106,351	Endo International PLC*	7,670,034
34,260	Jazz Pharmaceuticals PLC*	5,609,390
334,804	Meda AB – Class A	4,808,408
20,612	Roche Holding AG	5,588,372
97,179	Teva Pharmaceutical Industries, Ltd. (ADR)	5,588,764
47,170	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	6,750,499

		36,015,467
Professional Services – 1.0%
25,758	IHS, Inc. – Class A*	2,933,321
72,227	Verisk Analytics, Inc. – Class A*	4,626,139

		7,559,460
Real Estate Investment Trusts (REITs) – 1.8%
51,214	American Tower Corp.	5,062,504
243,320	Lexington Realty Trust	2,671,654
62,786	Outfront Media, Inc.	1,685,176
27,821	Simon Property Group, Inc.	5,066,482

		14,485,816
Real Estate Management & Development – 2.3%
144,904	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	7,264,038
44,707	Jones Lang LaSalle, Inc.	6,702,920
179,000	Mitsubishi Estate Co., Ltd.	3,789,052

		17,756,010
Road & Rail – 3.3%
73,817	Canadian National Railway Co.	5,085,524
86,032	Canadian Pacific Railway, Ltd.	16,573,104
32,586	Kansas City Southern	3,976,470

		25,635,098
Semiconductor & Semiconductor Equipment – 2.9%
668,078	ARM Holdings PLC	10,285,977
382,723	Atmel Corp.*	3,212,960
144,925	Freescale Semiconductor, Ltd.*	3,656,458
1,350,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,957,563

		23,112,958
Software – 1.7%
19,723	NetSuite, Inc.*	2,153,160
83,005	Nexon Co., Ltd.	774,085
32,700	Nintendo Co., Ltd.	3,408,605
70,840	Oracle Corp.	3,185,675
70,820	Solera Holdings, Inc.	3,624,568

		13,146,093
Specialty Retail – 2.7%
2,382,689	Chow Tai Fook Jewellery Group, Ltd.	3,190,009
478,021	L’Occitane International SA	1,203,015
115,388	Lowe’s Cos., Inc.	7,938,695
49,222	Tiffany & Co.	5,259,863
45,827	Williams-Sonoma, Inc.	3,468,187

		21,059,769
Technology Hardware, Storage & Peripherals – 3.7%
165,622	Apple, Inc.†	18,281,357
119,730	EMC Corp.	3,560,770
6,262	Samsung Electronics Co., Ltd.	7,528,277

		29,370,404
Textiles, Apparel & Luxury Goods – 2.4%
36,855	Cie Financiere Richemont SA	3,265,503
64,527	Gildan Activewear, Inc.	3,649,002
52,460	NIKE, Inc. – Class B	5,044,029
403,661	Prada SpA	2,284,087
1,650,000	Samsonite International SA	4,884,977

		19,127,598
Tobacco – 0.1%
17,587	Imperial Tobacco Group PLC	770,095
Trading Companies & Distributors – 2.5%
225,279	Brenntag AG	12,674,802
52,529	MSC Industrial Direct Co., Inc. – Class A	4,267,981
102,449	NOW, Inc.*	2,636,013

		19,578,796
Wireless Telecommunication Services – 1.5%
172,546	T-Mobile U.S., Inc.	4,648,389
3,901,700	Tower Bersama Infrastructure Tbk PT	3,059,568
1,275,103	Vodafone Group PLC	4,368,554

		12,076,511

Total Common Stocks (cost $656,137,515)		771,172,977

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Research Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Preferred Stocks – 1.0%
Automobiles – 1.0%
34,422	Volkswagen AG (cost $8,960,432)	$7,687,995

Total Investments (total cost $665,097,947) – 99.2%		778,860,972

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		6,623,094

Net Assets – 100%		$785,484,066

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$476,527,763	61.2%
United Kingdom	64,374,497	8.3
Canada	56,063,577	7.2
Japan	42,445,068	5.4
Germany	29,141,272	3.7
Switzerland	28,269,776	3.6
Hong Kong	24,949,734	3.2
Netherlands	12,455,032	1.6
South Korea	7,528,277	1.0
France	7,145,315	0.9
Taiwan	5,957,563	0.8
Israel	5,588,764	0.7
Sweden	4,808,408	0.6
China	4,469,108	0.6
India	3,793,163	0.5
Indonesia	3,059,568	0.4
Italy	2,284,087	0.3

Total	$778,860,972	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Research Portfolio	$3,251,161

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Global Research Portfolio
Janus Cash Liquidity Fund LLC	2,815,221	93,246,333	(96,061,554)	–	$–	$1,874	$–

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Research Portfolio
Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$–	$5,938,938	$–
Auto Components	–	11,790,988	–
Automobiles	–	3,793,163	–
Beverages	9,791,688	14,663,352	–
Biotechnology	41,770,587	4,513,973	–
Capital Markets	23,994,185	4,408,176	–
Chemicals	14,269,041	4,585,596	–
Commercial Banks	19,412,795	27,525,519	–
Electronic Equipment, Instruments & Components	4,336,420	7,265,394	–
Hotels, Restaurants & Leisure	6,981,553	2,167,998	–
Household Durables	–	2,687,813	–
Insurance	8,568,744	26,170,331	–
Metals & Mining	–	4,370,299	–
Oil, Gas & Consumable Fuels	70,586,758	9,983,717	–
Pharmaceuticals	25,618,687	10,396,780	–
Real Estate Management & Development	13,966,958	3,789,052	–
Semiconductor & Semiconductor Equipment	6,869,418	16,243,540	–
Software	8,963,403	4,182,690	–
Specialty Retail	16,666,745	4,393,024	–
Technology Hardware, Storage & Peripherals	21,842,127	7,528,277	–
Textiles, Apparel & Luxury Goods	8,693,031	10,434,567	–
Tobacco	–	770,095	–
Trading Companies & Distributors	6,903,994	12,674,802	–
Wireless Telecommunication Services	4,648,389	7,428,122	–
All Other	249,582,248	–	–

Preferred Stocks	–	7,687,995	–

Total Assets	$563,466,771	$215,394,201	$–

12 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen Global
As of December 31, 2014	Research Portfolio

Assets:
Investments at cost	$665,097,947
Investments at value	$778,860,972
Cash denominated in foreign currency(1)	357,844
Non-interested Trustees’ deferred compensation	16,110
Receivables:
Investments sold	8,688,335
Portfolio shares sold	247,703
Dividends	532,514
Dividends from affiliates	30
Foreign dividend tax reclaim	394,942
Other assets	11,161
Total Assets	789,109,611
Liabilities:
Due to custodian	1,595,527
Payables:
Investments purchased	844,487
Portfolio shares repurchased	487,322
Advisory fees	496,402
Portfolio administration fees	6,899
Transfer agent fees and expenses	405
12b-1 Distribution and shareholder servicing fees	47,025
Non-interested Trustees’ fees and expenses	4,875
Non-interested Trustees’ deferred compensation fees	16,110
Accrued expenses and other payables	126,493
Total Liabilities	3,625,545
Net Assets	$785,484,066
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$828,949,769
Undistributed net investment income/(loss)*	2,765,799
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(159,948,459)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	113,716,957
Total Net Assets	$785,484,066
Net Assets - Institutional Shares	$571,145,376
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,778,557
Net Asset Value Per Share	$41.45
Net Assets - Service Shares	$214,338,690
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,257,775
Net Asset Value Per Share	$40.77

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $356,851.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen Global
For the year ended December 31, 2014	Research Portfolio

Investment Income:
Dividends	$15,351,156
Dividends from affiliates	1,874
Other income	1,326
Foreign tax withheld	(595,004)
Total Investment Income	14,759,352
Expenses:
Advisory fees	4,407,786
12b-1 Distribution and shareholder servicing fees:
Service Shares	523,176
Other transfer agent fees and expenses:
Institutional Shares	2,661
Service Shares	602
Shareholder reports expense	62,670
Registration fees	14,315
Custodian fees	48,426
Professional fees	97,441
Non-interested Trustees’ fees and expenses	20,692
Portfolio administration fees	71,866
Other expenses	53,051
Total Expenses	5,302,686
Net Expenses	5,302,686
Net Investment Income/(Loss)	9,456,666
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	71,214,625
Total Net Realized Gain/(Loss) on Investments	71,214,625
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,736,142)
Total Change in Unrealized Net Appreciation/Depreciation	(24,736,142)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$55,935,149

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Global Research
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$9,456,666	$6,824,991
Net realized gain/(loss) on investments	71,214,625	87,686,349
Change in unrealized net appreciation/depreciation	(24,736,142)	87,964,428
Net Increase/(Decrease) in Net Assets Resulting from Operations	55,935,149	182,475,768
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(6,210,004)	(6,621,479)
Service Shares	(2,028,702)	(2,000,333)
Net Realized Gain from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(8,238,706)	(8,621,812)
Capital Share Transactions:
Shares Sold
Institutional Shares	11,342,511	11,334,106
Service Shares	24,138,480	30,673,784
Reinvested Dividends and Distributions
Institutional Shares	6,210,004	6,621,479
Service Shares	2,028,702	2,000,333
Shares Repurchased
Institutional Shares	(70,209,642)	(76,458,898)
Service Shares	(27,048,191)	(29,473,782)
Net Increase/(Decrease) from Capital Share Transactions	(53,538,136)	(55,302,978)
Net Increase/(Decrease) in Net Assets	(5,841,693)	118,550,978
Net Assets:
Beginning of period	791,325,759	672,774,781
End of period	$785,484,066	$791,325,759

Undistributed Net Investment Income/(Loss)*	$2,765,799	$2,673,151

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

	Janus Aspen Global Research Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$38.99	$30.74	$25.83	$30.13	$26.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.38	0.37	0.31	0.20
Net gain/(loss) on investments (both realized and unrealized)	2.39	8.29	4.79	(4.44)	3.92
Total from Investment Operations	2.90	8.67	5.16	(4.13)	4.12
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.42)	(0.25)	(0.17)	(0.17)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.44)	(0.42)	(0.25)	(0.17)	(0.17)
Net Asset Value, End of Period	$41.45	$38.99	$30.74	$25.83	$30.13
Total Return	7.44%	28.43%	20.08%	(13.74)%	15.83%
Net Assets, End of Period (in thousands)	$571,145	$588,619	$516,001	$490,539	$648,827
Average Net Assets for the Period (in thousands)	$577,941	$550,131	$505,342	$587,144	$623,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.61%	0.53%	0.55%	0.70%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.61%	0.53%	0.55%	0.70%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.27%	0.99%	1.19%	1.05%	0.76%
Portfolio Turnover Rate	42%	101%	56%	88%	86%

Service Shares

	Janus Aspen Global Research Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$38.40	$30.31	$25.51	$29.80	$25.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.40(1)	0.25	0.23	0.19	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.35	8.22	4.79	(4.34)	3.88
Total from Investment Operations	2.75	8.47	5.02	(4.15)	4.00
Less Distributions:
Dividends (from net investment income)*	(0.38)	(0.38)	(0.22)	(0.14)	(0.13)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.38)	(0.38)	(0.22)	(0.14)	(0.13)
Net Asset Value, End of Period	$40.77	$38.40	$30.31	$25.51	$29.80
Total Return	7.18%	28.12%	19.77%	(13.95)%	15.52%
Net Assets, End of Period (in thousands)	$214,339	$202,707	$156,774	$140,029	$172,885
Average Net Assets for the Period (in thousands)	$209,230	$181,844	$149,451	$165,580	$151,800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.86%	0.78%	0.80%	0.95%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.86%	0.78%	0.80%	0.95%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.01%	0.75%	0.94%	0.81%	0.50%
Portfolio Turnover Rate	42%	101%	56%	88%	86%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Research Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in

Janus Aspen Series | 17

Notes to Financial Statements (continued)

foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

18 | DECEMBER 31, 2014

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 1 to
Portfolio	Level 2

Janus Aspen Global Research Portfolio	$167,546,774

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Global Research Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Global Research Portfolio	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Global Research Portfolio	0.56

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for

20 | DECEMBER 31, 2014

the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Global Research Portfolio	$2,725,275	$–	$(160,662,917)	$–	$–	$(84,258)	$114,556,197

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2014

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Global Research Portfolio	$(160,662,917)	$(160,662,917)

During the year ended December 31, 2014, the following capital loss carryovers were utilized by the Portfolio as indicated in the table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Research Portfolio	$71,290,652

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

22 | DECEMBER 31, 2014

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Research Portfolio	$664,304,775	$141,741,409	$(27,185,212)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Research Portfolio	$8,238,706	$–	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Research Portfolio	$8,621,812	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Global Research Portfolio	$–	$(1,125,312)	$1,125,312

5.	Capital Share Transactions

	Janus Aspen Global Research Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	281,546	329,792
Reinvested dividends and distributions	150,777	194,916
Shares repurchased	(1,750,114)	(2,213,254)
Net Increase/(Decrease) in Portfolio Shares	(1,317,791)	(1,688,546)
Shares Outstanding, Beginning of Period	15,096,348	16,784,894
Shares Outstanding, End of Period	13,778,557	15,096,348
Transactions in Portfolio Shares – Service Shares
Shares sold	616,030	904,243
Reinvested dividends and distributions	50,060	59,891
Shares repurchased	(687,492)	(856,826)
Net Increase/(Decrease) in Portfolio Shares	(21,402)	107,308
Shares Outstanding, Beginning of Period	5,279,177	5,171,869
Shares Outstanding, End of Period	5,257,775	5,279,177

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Research Portfolio	$328,889,258	$382,721,573	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24 | DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Global Research Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

Janus Aspen Series | 25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

26 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

28 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

30 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

32 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

34 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

36 | DECEMBER 31, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s investment personnel as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

38 | DECEMBER 31, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 39

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Global Research Portfolio	49%

40 | DECEMBER 31, 2014

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

42 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Aspen Global Research Portfolio	12/14-Present	Vice President and Director of Research of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81193	109-02-81112 02-15

annual report
December 31, 2014

Janus Aspen Global Technology Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Technology Portfolio

Janus Aspen Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We seek to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have a research edge, and our commitment to delivering strong long-term results for our clients.
Brinton Johns co-portfolio manager	J. Bradley Slingerlend co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2014, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 9.64% and 9.35%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500 Index and the MSCI World Information Technology Index, returned 13.69% and 16.06%, respectively. Leading detractors to the Portfolio were our Internet software and semiconductor holdings. Our underweight in IT consulting, along with our selection of applications software stocks, contributed most to relative performance.

INVESTMENT ENVIRONMENT

Global technology stocks generated steady returns during 2014, yet slightly underperformed global benchmarks. Despite the benchmark’s muted performance, several subsectors recorded strong gains. Technology hardware, storage and peripherals, along with semiconductors and systems software, performed the best. Gains in the latter subsector were partly driven by the continued migration toward cloud computing, a process which has accelerated in recent quarters. Despite the promising future of companies rolling out innovative cloud-based services, these stocks, along with consumer Internet stocks, generally saw valuations expand to somewhat unprecedented levels, reminiscent of the 1999 technology bubble. Scarcity of alternative growth investments drove most of the returns rather than improving fundamentals, in our view.

IT consulting was the weakest subsector as companies within the segment suffered from the fiscal year U.S. immigration cap limit on temporary foreign workers being reached in early April. Computer hardware and office electronics were the only two other subsectors to have negative returns for the year.

Despite the bullish environment, overall enterprise spending was weak. This softness was partially attributable to continued reduced U.S. federal government spending and general economic weakness in Europe. The disruptive force of the ongoing shift to cloud computing has also played role. Consumer spending, meanwhile, remained firmly focused on handsets and tablets, with few other areas showing strength.

DETRACTORS FROM PERFORMANCE

Google was the largest individual detractor. The company endured a bout of headline risk, mainly emanating from Europe as regulators complained about its purported market power and even bandied about the idea of forcing a breakup of the firm’s services. We remain excited about owning the company, perhaps more so than in a long time. We feel the company remains attractively valued relative to the multiyear growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

UK-based semiconductor intellectual property licensing company ARM Holdings suffered through a weak stretch on concerns over the slowing of the high-end smartphone market, its key market segment. ARM has two other markets it is pursuing: embedded systems and networking, but those are small compared to mobile, so it is unclear if those areas will be sufficient to pick up the slack. The stock also weakened mid-year when it reported quarterly results that were in line with market expectations. Flat royalty revenue was offset from significant licensing growth. Since licensing revenue is a leading indicator for future royalties, we believe the firm’s consistently strong growth in licensing bodes well for continued traction of its architecture and growth of royalties. We think the company will continue to benefit from growth in smartphones, a stronger semiconductor market and longer term from the proliferation of connected devices.

Russian Internet search company Yandex detracted from performance as it was impacted by the strong sell-off in Russian assets, which itself was a consequence of falling crude prices and the continued impact of Western sanctions on the country.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

CONTRIBUTORS TO PERFORMANCE

The top individual contributor to performance was Apple. The electronic device maker’s stock rose over the summer in anticipation for its new product, the iPhone 6. Strong demand for the device continued to propel the stock into the fourth quarter, as the iPhone entered the holiday shopping season with no new offerings from competitors. The rollout, which included a mobile pay service, demonstrates the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view.

Software giant Microsoft rose after we purchased it during the early part of the year. The stock benefited late winter after management announced it would launch its Office software on the iPad, which we think could be a significant growth driver. We appreciate that Microsoft is moving to a subscription-based business model and away from licensing its software. We also like the company’s exposure to the cloud through Exchange and Enterprise Office 365. There remain vulnerable parts to Microsoft’s business, but with PCs leveling off we see more upside opportunity than previously.

Cadence Design Systems also positively contributed to Portfolio returns. The stock of the software technology, design and consulting firm steadily rose through the year on the back of a series of earnings reports that were in line with estimates. Perhaps more importantly, expanding profit margins, new products and an improving business environment for key markets including industrial, automotive, mobile and the Internet of Things boosted investor confidence. We like how management has charted the course for sales to grow at an accelerated pace over the next several quarters.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.08%
Microsoft Corp.	1.15%
Cadence Design Systems, Inc.	0.67%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.59%
American Tower Corp.	0.54%

5 Bottom Performers – Holdings

Contribution

Google, Inc. – Class C	–0.61%
ARM Holdings PLC	–0.40%
Yandex NV – Class A	–0.39%
ChannelAdvisor Corp.	–0.37%
Care.com, Inc.	–0.34%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Energy	2.13%	0.00%	9.98%
Materials	0.22%	0.00%	3.45%
Telecommunication Services	0.19%	0.48%	2.39%
Industrials	0.15%	3.22%	10.55%
Other**	–0.05%	2.12%	0.00%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Information Technology	–3.09%	81.10%	19.09%
Health Care	–1.44%	0.77%	13.62%
Consumer Discretionary	–0.67%	7.84%	11.99%
Utilities	–0.44%	0.00%	3.06%
Consumer Staples	–0.29%	0.20%	9.64%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	10.6%
Google, Inc. – Class C Internet Software & Services	8.1%
Oracle Corp. Software	4.5%
Microsoft Corp. Software	3.4%
QUALCOMM, Inc. Communications Equipment	3.4%

30.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Emerging markets comprised 8.0% of total net assets.

*Includes Securities Sold Short of (0.6)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

4 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	9.64%	15.21%	10.22%	–0.25%	0.77%

Janus Aspen Global Technology Portfolio – Service Shares	9.35%	14.92%	9.94%	–0.51%	1.02%

S&P 500® Index	13.69%	15.45%	7.67%	4.32%

MSCI World Information Technology Index	16.06%	12.77%	7.48%	–1.11%**

Morningstar Quartile – Institutional Shares	3rd	2nd	1st	3rd

Morningstar Ranking – based on total returns for Technology Funds	133/208	61/202	47/194	87/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking and/or rating for the period.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 18, 2000
**	The MSCI World Information Technology Index since inception returns are calculated from January 31, 2000.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,043.30	$4.22	$1,000.00	$1,021.07	$4.18	0.82%

Service Shares	$1,000.00	$1,041.40	$5.51	$1,000.00	$1,019.81	$5.45	1.07%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 95.4%
Automobiles – 0.2%
1,502	Tesla Motors, Inc.*,#	$334,060
Communications Equipment – 4.1%
51,646	CommScope Holding Co., Inc.*	1,179,078
73,513	QUALCOMM, Inc.	5,464,221

		6,643,299
Consumer Finance – 1.8%
24,802	American Express Co.	2,307,578
9,358	Discover Financial Services	612,855

		2,920,433
Electrical Equipment – 0.8%
24,555	Sensata Technologies Holding NV*	1,286,928
Electronic Equipment, Instruments & Components – 8.5%
70,556	Amphenol Corp. – Class A	3,796,618
40,923	Belden, Inc.	3,225,142
120,140	National Instruments Corp.	3,735,152
46,563	TE Connectivity, Ltd. (U.S. Shares)	2,945,110

		13,702,022
Health Care Technology – 0.7%
7,279	athenahealth, Inc.*,#	1,060,550
Household Durables – 0.6%
51,100	Sony Corp.	1,040,510
Information Technology Services – 1.6%
23,548	Amdocs, Ltd. (U.S. Shares)	1,098,632
17,114	Gartner, Inc.*	1,441,170

		2,539,802
Internet & Catalog Retail – 3.0%
2,453	Amazon.com, Inc.*	761,289
21,909	Coupons.com, Inc.*,#	388,885
20,507	Ctrip.com International, Ltd. (ADR)*	933,068
18,493	MakeMyTrip, Ltd.*	480,633
2,443	Netflix, Inc.*	834,553
1,058	Priceline Group, Inc.*	1,206,342
7,304	Qunar Cayman Islands, Ltd. (ADR)*	207,653

		4,812,423
Internet Software & Services – 18.8%
13,281	Alibaba Group Holding, Ltd. (ADR)*,#	1,380,427
87,264	Care.com, Inc.*,#	722,546
51,072	ChannelAdvisor Corp.*	1,102,134
8,279	Demandware, Inc.*	476,374
8,890	eBay, Inc.*	498,907
67,613	Endurance International Group Holdings, Inc.*,#	1,246,108
43,291	Facebook, Inc. – Class A*	3,377,564
24,749	Google, Inc. – Class C*	13,027,874
18,826	HomeAway, Inc.*	560,638
5,770	LendingClub Corp.*,#	145,981
2,774	LinkedIn Corp. – Class A*	637,215
9,503	MercadoLibre, Inc.#	1,213,248
51,674	Okta, Inc.*,§	612,947
13,600	Shutterstock, Inc.*,#	939,760
64,600	Tencent Holdings, Ltd.	927,004
16,665	Twitter, Inc.*	597,773
22,563	Yandex NV – Class A*	405,231
42,716	Youku Tudou, Inc. (ADR)*,#	760,772
17,011	Zillow, Inc. – Class A*,#	1,801,295

		30,433,798
Media – 3.6%
34,083	Comcast Corp. – Class A	1,977,155
48,251	SFX Entertainment, Inc.*,#	218,577
13,752	Time Warner Cable, Inc.	2,091,129
16,617	Walt Disney Co.	1,565,155

		5,852,016
Professional Services – 0.9%
9,738	Corporate Executive Board Co.	706,297
6,340	IHS, Inc. – Class A*	721,999

		1,428,296
Real Estate Investment Trusts (REITs) – 2.4%
39,536	American Tower Corp.	3,908,134
Semiconductor & Semiconductor Equipment – 11.5%
347,352	ARM Holdings PLC	5,347,961
181,661	Atmel Corp.*	1,525,044
10,239	Avago Technologies, Ltd.	1,029,941
62,921	Freescale Semiconductor, Ltd.*,#	1,587,497
31,787	Intersil Corp. – Class A	459,958
7,826	KLA-Tencor Corp.	550,324
28,000	MediaTek, Inc.	407,648
19,559	Microchip Technology, Inc.#	882,306
140,409	ON Semiconductor Corp.*	1,422,343
10,309	Silicon Laboratories, Inc.*	490,915
19,340	SK Hynix, Inc.*	832,880
751,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,314,170
18,800	Xilinx, Inc.	813,852

		18,664,839
Software – 21.0%
16,847	Advent Software, Inc.	516,192
19,631	ANSYS, Inc.*	1,609,742
25,738	Apptio, Inc.*,§	584,114
29,563	AVEVA Group PLC	605,092
23,865	Blackbaud, Inc.	1,032,400
172,904	Cadence Design Systems, Inc.*	3,279,989
12,037	Guidewire Software, Inc.*	609,433
22,186	Informatica Corp.*	846,063
118,863	Microsoft Corp.	5,521,186
11,053	NetSuite, Inc.*,#	1,206,656
26,389	NICE Systems, Ltd. (ADR)	1,336,603
10,332	Nintendo Co., Ltd.	1,076,994
161,375	Oracle Corp.†	7,257,034
32,976	PROS Holdings, Inc.*	906,180
37,901	RealPage, Inc.*	832,306
18,003	Salesforce.com, Inc.*	1,067,758
12,222	ServiceNow, Inc.*	829,263
15,244	Solera Holdings, Inc.	780,188
26,368	SS&C Technologies Holdings, Inc.	1,542,264
5,404	Tyler Technologies, Inc.*	591,414
4,381	Ultimate Software Group, Inc.*	643,196
6,070	Workday, Inc. – Class A*	495,373
35,044	Zendesk, Inc.*,#	854,022

		34,023,462
Technology Hardware, Storage & Peripherals – 15.5%
154,978	Apple, Inc.†	17,106,472
88,533	EMC Corp.	2,632,971

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Technology Hardware, Storage & Peripherals – (continued)
2,692	Samsung Electronics Co., Ltd.	$3,236,366
7,500	Seagate Technology PLC	498,750
5,510	Stratasys, Ltd.*	457,936
9,441	Western Digital Corp.	1,045,119

		24,977,614
Wireless Telecommunication Services – 0.4%
39,065	RingCentral, Inc. – Class A*	582,850

Total Common Stocks (cost $119,507,020)		154,211,036

Investment Companies – 4.7%
Money Markets – 4.7%
7,675,623	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $7,675,623)	7,675,623

Investments Purchased with Cash Collateral From Securities Lending – 6.5%
10,543,200	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $10,543,200)	10,543,200

Total Investments (total cost $137,725,843) – 106.6%		172,429,859

Securities Sold Short – (0.6)%
Common Stocks Sold Short – (0.6)%
Commercial Services & Supplies – (0.1)%
4,830	ADT Corp.	(174,991)
Communications Equipment – (0.1)%
2,330	Arista Networks, Inc.*	(141,571)
Household Durables – (0.2)%
15,600	Nikon Corp.	(243,655)
Semiconductor & Semiconductor Equipment – (0.1)%
2,805	Synaptics, Inc.*	(193,096)
Software – (0.1)%
16,174	MobileIron, Inc.*	(161,093)

Total Securities Sold Short (proceeds $868,215)		(914,406)

Liabilities, net of Cash, Receivables and Other Assets – (6.0)%		(9,808,068)

Net Assets – 100%		$161,707,385

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$150,136,847	87.1%
United Kingdom	5,953,053	3.4
China	4,208,924	2.4
South Korea	4,069,246	2.4
Taiwan	3,721,818	2.2
Japan	2,117,504	1.2
Israel	1,336,603	0.8
India	480,633	0.3
Russia	405,231	0.2

Total	$172,429,859	100.0%

††	Includes Cash Equivalents of 6.1%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(670,751)	73.4%
Japan	(243,655)	26.6

Total	$(914,406)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 1/22/15	340,000	$529,779	$761
Japanese Yen 1/22/15	67,400,000	562,882	(7,782)

		1,092,661	(7,021)

Credit Suisse International:
British Pound 1/8/15	228,000	355,308	1,770
Japanese Yen 1/8/15	25,100,000	209,590	3,151

		564,898	4,921

HSBC Securities (USA), Inc.:
British Pound 1/15/15	40,000	62,331	615
Japanese Yen 1/15/15	31,600,000	263,885	3,459

		326,216	4,074

JPMorgan Chase & Co.:
British Pound 1/22/15	100,000	155,817	1,149
Japanese Yen 1/22/15	16,800,000	140,303	467

		296,120	1,616

RBC Capital Markets Corp.:
British Pound 1/29/15	231,000	359,915	2,986
Japanese Yen 1/29/15	37,300,000	311,528	2,254

		671,443	5,240

Total		$2,951,338	$8,830

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse AG:
Priceline Group, Inc. expires April 2015 1 contract exercise price $1040.00	$(2,370)
Tesla Motors, Inc. expires June 2015 17 contracts exercise price $185.00	(18,949)
Morgan Stanley & Co. International PLC:
Netflix, Inc. expires March 2015 4 contracts exercise price $320.00	(6,564)
Twitter, Inc. expires March 2015 95 contracts exercise price $32.00	(17,837)

Total OTC Written Options – Puts (premiums received $63,418)	(45,720)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$3,435,154

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Apptio, Inc.	5/2/13	$584,114	$584,114	0.4%
Okta, Inc.	5/23/14	612,947	612,947	0.4

Total		$1,197,061	$1,197,061	0.8%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Global Technology Portfolio
Janus Cash Collateral Fund LLC	–	53,024,950	(42,481,750)	10,543,200	$–	$75,006(1)	$10,543,200
Janus Cash Liquidity Fund LLC	3,210,971	48,338,352	(43,873,700)	7,675,623	–	1,861	7,675,623

Total					$–	$76,867	$18,218,823

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Technology Portfolio
Assets
Investments in Securities:
Common Stocks
Household Durables	$–	$1,040,510	$–
Internet Software & Services	28,893,847	927,004	612,947
Semiconductor & Semiconductor Equipment	8,762,180	9,902,659	–
Software	31,757,262	1,682,086	584,114
Technology Hardware, Storage & Peripherals	21,741,248	3,236,366	–
All Other	45,070,813	–	–

Investment Companies	–	7,675,623	–

Investment Purchased with Cash Collateral From Securities Lending	–	10,543,200	–

Total Investments in Securities	$136,225,350	$35,007,448	$1,197,061

Other Financial Instruments(a):
Forward Currency Contracts	$–	$16,612	$–

Total Assets	$136,225,350	$35,024,060	$1,197,061

Liabilities
Investments in Securities Sold Short:
Common Stocks
Household Durables	$–	$243,655	$–
All Other	670,751	–	–

Total Investments in Securities Sold Short	$670,751	$243,655	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$7,782	$–
Options Written, at Value	–	45,720	–

Total Liabilities	$670,751	$297,157	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Global
Technology
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$137,725,843
Unaffiliated investments at value(1)	$154,211,036
Affiliated investments at value	18,218,823
Cash	535
Deposits with broker for short sales	868,215
Forward currency contracts	16,612
Closed foreign currency contracts	647
Non-interested Trustees’ deferred compensation	3,315
Receivables:
Portfolio shares sold	126,401
Dividends	66,374
Dividends from affiliates	538
Foreign dividend tax reclaim	35,654
Other assets	2,100
Total Assets	173,550,250
Liabilities:
Collateral for securities loaned (Note 3)	10,543,200
Short sales, at value(2)	914,406
Forward currency contracts	7,782
Closed foreign currency contracts	1,529
Options written, at value(3)	45,720
Payables:
Portfolio shares repurchased	122,447
Advisory fees	89,330
Portfolio administration fees	1,396
Transfer agent fees and expenses	64
12b-1 Distribution and shareholder servicing fees	33,113
Non-interested Trustees’ fees and expenses	901
Non-interested Trustees’ deferred compensation fees	3,315
Accrued expenses and other payables	79,662
Total Liabilities	11,842,865
Net Assets	$161,707,385
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$104,510,082
Undistributed net investment income/(loss)*	38,701
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	22,479,474
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	34,679,128
Total Net Assets	$161,707,385
Net Assets - Institutional Shares	$8,456,047
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,003,141
Net Asset Value Per Share	$8.43
Net Assets - Service Shares	$153,251,338
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,894,746
Net Asset Value Per Share	$8.56

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $10,302,824 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Proceeds $868,215.
(3)	Premiums received $63,418.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statement of Operations

Janus Aspen
Global
Technology
For the year ended December 31, 2014	Portfolio

Investment Income:
Affiliated securities lending income, net	$75,006
Interest proceeds from short sales	506
Dividends	1,605,444
Dividends from affiliates	1,861
Foreign tax withheld	(28,530)
Total Investment Income	1,654,287
Expenses:
Advisory fees	936,896
12b-1 Distribution and shareholder servicing fees:
Service Shares	346,716
Other transfer agent fees and expenses:
Institutional Shares	216
Service Shares	858
Shareholder reports expense	67,966
Registration fees	1,393
Custodian fees	19,425
Professional fees	75,560
Non-interested Trustees’ fees and expenses	3,835
Short sales dividend expense	6,727
Short sales interest expense	3,434
Stock loan fees	3,857
Portfolio administration fees	13,422
Other expenses	28,081
Total Expenses	1,508,386
Net Expenses	1,508,386
Net Investment Income/(Loss)	145,901
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	22,531,868
Short sales	111,949
Written options contracts	80,230
Total Net Realized Gain/(Loss) on Investments	22,724,047
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,328,315)
Short sales	(19,344)
Written options contracts	(2,928)
Total Change in Unrealized Net Appreciation/Depreciation	(9,350,587)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,519,361

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$145,901	$(91,452)
Net realized gain/(loss) on investments	22,724,047	13,583,004
Change in unrealized net appreciation/depreciation	(9,350,587)	24,718,634
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,519,361	38,210,186
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain from Investment Transactions*
Institutional Shares	(512,641)	–
Service Shares	(8,474,670)	–
Net Decrease from Dividends and Distributions to Shareholders	(8,987,311)	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,096,025	2,230,402
Service Shares	33,611,175	16,679,525
Reinvested Dividends and Distributions
Institutional Shares	512,641	–
Service Shares	8,474,670	–
Shares Repurchased
Institutional Shares	(1,703,215)	(1,775,344)
Service Shares	(29,274,671)	(24,270,923)
Net Increase/(Decrease) from Capital Share Transactions	13,716,625	(7,136,340)
Net Increase/(Decrease) in Net Assets	18,248,675	31,073,846
Net Assets:
Beginning of period	143,458,710	112,384,864
End of period	$161,707,385	$143,458,710

Undistributed Net Investment Income/(Loss)*	$38,701	$(94,532)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Financial Highlights

Institutional Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$8.20	$6.04	$5.05	$5.53	$4.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	–(2)	0.02	0.03	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.73	2.16	0.97	(0.51)	1.14
Total from Investment Operations	0.76	2.16	0.99	(0.48)	1.10
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.53)	–	–	–	–
Total Distributions	(0.53)	–	–	–	–
Net Asset Value, End of Period	$8.43	$8.20	$6.04	$5.05	$5.53
Total Return	9.64%	35.76%	19.60%	(8.68)%	24.83%
Net Assets, End of Period (in thousands)	$8,456	$7,346	$4,987	$4,275	$4,803
Average Net Assets for the Period (in thousands)	$7,700	$6,188	$4,947	$4,972	$3,825
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.79%	0.77%	0.76%	0.80%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.79%	0.77%	0.76%	0.80%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.33%	0.16%	0.14%	(0.10)%	(0.23)%
Portfolio Turnover Rate	57%	39%	56%	83%	79%

Service Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$8.34	$6.16	$5.17	$5.66	$4.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	(0.01)	0.01	–(2)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.74	2.19	0.98	(0.49)	1.12
Total from Investment Operations	0.75	2.18	0.99	(0.49)	1.11
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(0.53)	–	–	–	–
Total Distributions	(0.53)	–	–	–	–
Net Asset Value, End of Period	$8.56	$8.34	$6.16	$5.17	$5.66
Total Return	9.35%	35.39%	19.15%	(8.66)%	24.40%
Net Assets, End of Period (in thousands)	$153,251	$136,113	$107,398	$73,246	$112,809
Average Net Assets for the Period (in thousands)	$138,634	$117,904	$99,664	$94,128	$101,085
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.04%	1.02%	1.01%	1.04%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.04%	1.02%	1.01%	1.04%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.09%	(0.09)%	(0.10)%	(0.36)%	(0.50)%
Portfolio Turnover Rate	57%	39%	56%	83%	79%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from

16 | DECEMBER 31, 2014

foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 17

Notes to Financial Statements (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 1 to
Portfolio	Level 2

Janus Aspen Global Technology Portfolio	$9,347,563

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from

18 | DECEMBER 31, 2014

purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal

Janus Aspen Series | 19

Notes to Financial Statements (continued)

course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the year, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward contracts during the year ended December 31, 2014.

Portfolio	Sold

Janus Aspen Global Technology Portfolio	$3,751,926

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between

20 | DECEMBER 31, 2014

the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

During the year, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the year ended December 31, 2014.

Portfolio	Purchased Call Options

Janus Aspen Global Technology Portfolio	$9,141

During the year, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the year ended December 31, 2014.

Portfolio	Written Put Options

Janus Aspen Global Technology Portfolio	$23,490

Written option activity for the year ended December 31, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2013	125	$31,525
Options written	581	168,533
Options closed	(533)	(112,965)
Options expired	(1)	(2,040)
Options exercised	(55)	(21,635)

Options outstanding at December 31, 2014	117	$63,418

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Global Technology Portfolio
Currency Contracts	Forward currency contracts	$16,612	Forward currency contracts	$7,782
Equity Contracts			Options written, at value	45,720

Total		$16,612		$53,502

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Investments and foreign currency transactions	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Currency Contracts	$235,879	$–	$235,879
Equity Contracts	17,375*	80,230	97,605

Total	$253,254	$80,230	$333,484

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Currency Contracts	$(113,726)	$–	$(113,726)
Equity Contracts	(30,382)*	(2,928)	(33,310)

Total	$(144,108)	$(2,928)	$(147,036)

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Aspen Series | 21

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more

22 | DECEMBER 31, 2014

“developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$761	$(761)	$–	$–
Credit Suisse International	4,921	–	–	4,921
Deutsche Bank AG	10,302,824		(10,302,824)	–
HSBC Securities (USA), Inc.	4,074	–	–	4,074
JPMorgan Chase & Co.	1,616	–	–	1,616
RBC Capital Markets Corp.	5,240	–	–	5,240

Total	$10,319,436	$(761)	$(10,302,824)	$15,851

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$7,782	$(761)	$–	$7,021
Credit Suisse AG	21,319	–	–	21,319
Goldman Sachs International	914,406	–	(914,406)	–
Morgan Stanley & Co. International PLC	24,401	–	–	24,401

Total	$967,908	$(761)	$(914,406)	$52,741

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The

24 | DECEMBER 31, 2014

Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of

Janus Aspen Series | 25

Notes to Financial Statements (continued)

the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(May 1, 2014	(until May
Portfolio	to present)	1, 2014)

Janus Aspen Global Technology Portfolio	1.08	0.97

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio.

26 | DECEMBER 31, 2014

Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Global Technology Portfolio	$1,295,247	$21,356,588	$-	$-	$-	$9,158	$34,536,310

Janus Aspen Series | 27

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$137,847,358	$36,638,201	$(2,055,700)

Information on the tax components of securities sold short as of December 31, 2014 is as follows:

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	(Appreciation)	Depreciation

Janus Aspen Global Technology Portfolio	$(868,215)	$(96,226)	$50,035

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$8,987,311	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(13,318)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Global Technology Portfolio	$(1,492)	$(12,668)	$14,160

28 | DECEMBER 31, 2014

6.	Capital Share Transactions

	Janus Aspen Global Technology Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	254,050	320,790
Reinvested dividends and distributions	64,080	–
Shares repurchased	(211,179)	(250,333)
Net Increase/(Decrease) in Portfolio Shares	106,951	70,457
Shares Outstanding, Beginning of Period	896,190	825,733
Shares Outstanding, End of Period	1,003,141	896,190
Transactions in Portfolio Shares – Service Shares
Shares sold	4,082,307	2,341,161
Reinvested dividends and distributions	1,041,114	–
Shares repurchased	(3,550,625)	(3,456,339)
Net Increase/(Decrease) in Portfolio Shares	1,572,796	(1,115,178)
Shares Outstanding, Beginning of Period	16,321,950	17,437,128
Shares Outstanding, End of Period	17,894,746	16,321,950

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$83,281,984	$82,504,486	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

30 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

32 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

36 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

38 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

40 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

42 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 43

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Global Technology Portfolio	$8,987,311

Janus Aspen Series | 45

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

46 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

48 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and	Principal Occupations
and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	1/14-Present	Equity Research Analyst for Janus Capital and Portfolio Manager for other Janus accounts.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81408	109-02-81119 02-15

annual report
December 31, 2014

Janus Aspen INTECH U.S.
Low Volatility Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2014, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned 17.70%. This compares to the 13.69% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long-term, the tracking error (a divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 is expected to be high.

PERFORMANCE REVIEW

On average, the Portfolio was overweight lower beta stocks or stocks with lower sensitivity to market movements which tend to be less volatile. During the year, lower beta stocks outperformed higher beta stocks and the overall market, on average. Consequently, the Portfolio’s overweight to lower beta stocks contributed to the Portfolio’s relative return for the year.

From a sector perspective, the Portfolio’s underweight to the energy sector, which underperformed the index by more than 20% during the year as oil prices declined sharply, contributed to relative performance during the period. Additionally, consistent with its volatility reduction objective, the Portfolio was overweight the defensive utilities, health care and consumer staples sectors which contributed to the Portfolio’s excess return for the year as defensive sectors outperformed on average the overall S&P 500 in 2014.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

Janus Aspen Series | 1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Southern Co. Electric Utilities	5.1%
Procter & Gamble Co. Household Products	4.4%
General Mills, Inc. Food Products	4.2%
Kimberly-Clark Corp. Household Products	3.7%
Johnson & Johnson Pharmaceuticals	3.2%

20.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Cash Equivalents and Other (1.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

2 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014			Expense Ratios – per the May 1, 2014 prospectus
Total Annual Fund
Operating
	One	Since	Total Annual Fund	Expenses After Expense
	Year	Inception*	Operating Expenses	Recoupment

Janus Aspen INTECH U.S. Low Volatility Portfolio – Service Shares	17.70%	17.83%	0.94%	0.98%

S&P 500® Index	13.69%	19.46%

Morningstar Quartile – Service Shares	1st	3rd

Morningstar Ranking – based on total returns for Large Blend Funds	16/1,623	972/1,511

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2015.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits. The expenses shown reflect Janus Capital’s recoupment of previously waived or reimbursed expenses of the Portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 3

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 6, 2012

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Service Shares	$1,000.00	$1,082.40	$4.15	$1,000.00	$1,021.22	$4.02	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

4 | DECEMBER 31, 2014

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 99.4%
Aerospace & Defense – 0.7%
900	General Dynamics Corp.	$123,858
10,900	Lockheed Martin Corp.	2,099,013
10,400	Raytheon Co.	1,124,968

		3,347,839
Air Freight & Logistics – 0.3%
19,700	CH Robinson Worldwide, Inc.	1,475,333
Airlines – 0.3%
31,000	Southwest Airlines Co.	1,311,920
Beverages – 1.7%
27,300	Coca-Cola Co.	1,152,606
2,700	Constellation Brands, Inc. – Class A*	265,059
67,600	PepsiCo, Inc.	6,392,256

		7,809,921
Biotechnology – 0.4%
800	Amgen, Inc.	127,432
4,200	Celgene Corp.*	469,812
8,500	Gilead Sciences, Inc.*	801,210
900	Regeneron Pharmaceuticals, Inc.*	369,225

		1,767,679
Building Products – 0%
1,400	Allegion PLC	77,644
Capital Markets – 0.3%
14,200	Bank of New York Mellon Corp.	576,094
1,400	Goldman Sachs Group, Inc.	271,362
3,200	Morgan Stanley	124,160
6,700	Northern Trust Corp.	451,580

		1,423,196
Chemicals – 1.7%
1,100	Air Products & Chemicals, Inc.	158,653
4,100	Airgas, Inc.	472,238
1,000	CF Industries Holdings, Inc.	272,540
700	EI du Pont de Nemours & Co.	51,758
8,500	LyondellBasell Industries NV – Class A	674,815
3,300	Praxair, Inc.	427,548
13,500	Sherwin-Williams Co.	3,551,040
13,500	Sigma-Aldrich Corp.	1,853,145

		7,461,737
Commercial Banks – 0.8%
12,600	Bank of America Corp.	225,414
18,400	BB&T Corp.	715,576
16,600	M&T Bank Corp.	2,085,292
15,500	U.S. Bancorp	696,725

		3,723,007
Commercial Services & Supplies – 0.7%
14,500	ADT Corp.#	525,335
4,300	Cintas Corp.	337,292
32,000	Republic Services, Inc.	1,288,000
5,200	Stericycle, Inc.*	681,616
3,900	Waste Management, Inc.	200,148

		3,032,391
Communications Equipment – 1.0%
29,600	Cisco Systems, Inc.	823,324
4,700	F5 Networks, Inc.*	613,185
20,400	Harris Corp.	1,465,128
24,300	Juniper Networks, Inc.	542,376
11,900	Motorola Solutions, Inc.	798,252
5,100	QUALCOMM, Inc.	379,083

		4,621,348
Consumer Finance – 0%
1,700	Discover Financial Services	111,333
Containers & Packaging – 0.2%
12,500	Ball Corp.	852,125
Diversified Consumer Services – 0.1%
13,400	H&R Block, Inc.	451,312
Diversified Financial Services – 1.2%
4,800	Berkshire Hathaway, Inc. – Class B*	720,720
25,600	CME Group, Inc.	2,269,440
8,802	Intercontinental Exchange, Inc.	1,930,191
6,000	NASDAQ OMX Group, Inc.	287,760

		5,208,111
Diversified Telecommunication Services – 0.9%
21,200	AT&T, Inc.	712,108
19,400	CenturyLink, Inc.	767,852
10,600	Frontier Communications Corp.#	70,702
41,600	Verizon Communications, Inc.	1,946,048
64,800	Windstream Holdings, Inc.#	533,952

		4,030,662
Electric Utilities – 8.8%
1,800	American Electric Power Co., Inc.	109,296
43,700	Duke Energy Corp.	3,650,698
6,000	Edison International	392,880
24,500	Entergy Corp.	2,143,260
50,300	Exelon Corp.	1,865,124
2,600	FirstEnergy Corp.	101,374
4,700	NextEra Energy, Inc.	499,563
22,600	Northeast Utilities	1,209,552
63,800	Pepco Holdings, Inc.	1,718,134
85,900	PPL Corp.	3,120,747
468,400	Southern Co.	23,003,124
42,900	Xcel Energy, Inc.	1,540,968

		39,354,720
Electronic Equipment, Instruments & Components – 0%
1,800	Amphenol Corp. – Class A	96,858
Energy Equipment & Services – 0.7%
8,700	Cameron International Corp.*	434,565
30,600	Diamond Offshore Drilling, Inc.#	1,123,326
8,700	FMC Technologies, Inc.*	407,508
14,600	National Oilwell Varco, Inc.	956,738
4,300	Schlumberger, Ltd. (U.S. Shares)	367,263

		3,289,400
Food & Staples Retailing – 3.0%
5,000	Costco Wholesale Corp.	708,750
4,400	CVS Caremark Corp.	423,764
25,600	Kroger Co.	1,643,776
29,100	Safeway, Inc.	1,021,992
22,900	Sysco Corp.	908,901
100,800	Wal-Mart Stores, Inc.	8,656,704
2,700	Whole Foods Market, Inc.	136,134

		13,500,021

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 5

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Food Products – 11.8%
2,800	Archer-Daniels-Midland Co.	$145,600
31,300	Campbell Soup Co.	1,377,200
266,700	ConAgra Foods, Inc.	9,675,876
353,900	General Mills, Inc.	18,873,487
66,400	Hershey Co.	6,900,952
11,100	JM Smucker Co.	1,120,878
174,200	Kellogg Co.	11,399,648
41,300	McCormick & Co., Inc.	3,068,590
800	Mead Johnson Nutrition Co.	80,432
4,700	Tyson Foods, Inc. – Class A	188,423

		52,831,086
Gas Utilities – 0.3%
22,700	AGL Resources, Inc.	1,237,377
Health Care Equipment & Supplies – 2.1%
6,000	Abbott Laboratories	270,120
9,200	Baxter International, Inc.	674,268
18,900	Becton Dickinson and Co.	2,630,124
3,700	CareFusion Corp.*	219,558
20,300	CR Bard, Inc.	3,382,386
3,100	DENTSPLY International, Inc.	165,137
6,300	Edwards Lifesciences Corp.*	802,494
2,300	Intuitive Surgical, Inc.*	1,216,562
2,900	Varian Medical Systems, Inc.*	250,879

		9,611,528
Health Care Providers & Services – 8.8%
54,464	Aetna, Inc.	4,838,037
15,400	AmerisourceBergen Corp.	1,388,464
25,500	Anthem, Inc.	3,204,585
8,800	Cardinal Health, Inc.	710,424
30,300	Cigna Corp.	3,118,173
31,100	DaVita HealthCare Partners, Inc.*	2,355,514
25,900	Express Scripts Holding Co.*	2,192,953
41,900	Humana, Inc.	6,018,097
57,100	Laboratory Corp. of America Holdings*	6,161,090
6,600	McKesson Corp.	1,370,028
1,400	Patterson Cos., Inc.	67,340
33,800	Quest Diagnostics, Inc.	2,266,628
17,200	Tenet Healthcare Corp.*	871,524
45,400	UnitedHealth Group, Inc.	4,589,486
4,900	Universal Health Services, Inc. – Class B	545,174

		39,697,517
Hotels, Restaurants & Leisure – 3.0%
2,900	Chipotle Mexican Grill, Inc.*	1,985,079
4,700	Marriott International, Inc. – Class A	366,741
110,100	McDonald’s Corp.	10,316,370
2,200	Starbucks Corp.	180,510
1,300	Wyndham Worldwide Corp.	111,488
3,900	Wynn Resorts, Ltd.	580,164

		13,540,352
Household Durables – 0%
4,200	Newell Rubbermaid, Inc.	159,978
Household Products – 11.3%
96,800	Clorox Co.	10,087,528
55,700	Colgate-Palmolive Co.	3,853,883
144,900	Kimberly-Clark Corp.	16,741,746
218,700	Procter & Gamble Co.	19,921,383

		50,604,540
Industrial Conglomerates – 0%
900	Roper Industries, Inc.	140,715
Information Technology Services – 0.8%
1,500	Automatic Data Processing, Inc.	125,055
22,100	Cognizant Technology Solutions Corp. – Class A*	1,163,786
800	Fidelity National Information Services, Inc.	49,760
2,400	International Business Machines Corp.	385,056
7,100	Teradata Corp.*	310,128
3,100	Total System Services, Inc.	105,276
88,900	Xerox Corp.	1,232,154

		3,371,215
Insurance – 0.1%
2,300	Allstate Corp.	161,575
2,200	Assurant, Inc.	150,546
2,500	Travelers Cos., Inc.	264,625

		576,746
Internet & Catalog Retail – 0.8%
1,700	Expedia, Inc.	145,112
9,100	Netflix, Inc.*	3,108,651
100	Priceline Group, Inc.*	114,021

		3,367,784
Internet Software & Services – 1.1%
22,600	eBay, Inc.*	1,268,312
34,600	Facebook, Inc. – Class A*	2,699,492
18,200	VeriSign, Inc.#	1,037,400

		5,005,204
Leisure Products – 0%
2,600	Hasbro, Inc.	142,974
Life Sciences Tools & Services – 0.1%
8,500	Agilent Technologies, Inc.	347,990
Machinery – 0.4%
600	Caterpillar, Inc.	54,918
19,100	Deere & Co.	1,689,777

		1,744,695
Media – 1.0%
26,600	Cablevision Systems Corp. – Class A#	549,024
12,900	Comcast Corp. – Class A	748,329
2,200	DIRECTV*	190,740
9,100	Gannett Co., Inc.	290,563
18,800	Interpublic Group of Cos., Inc.	390,476
9,500	Time Warner Cable, Inc.	1,444,570
5,100	Time Warner, Inc.	435,642
2,300	Walt Disney Co.	216,637

		4,265,981
Metals & Mining – 0.9%
48,600	Alcoa, Inc.	767,394
21,800	Freeport-McMoRan, Inc.	509,248
147,200	Newmont Mining Corp.	2,782,080

		4,058,722
Multi-Utilities – 4.4%
10,100	Ameren Corp.	465,913
10,500	CenterPoint Energy, Inc.	246,015
12,300	CMS Energy Corp.	427,425
202,100	Consolidated Edison, Inc.	13,340,621
6,400	Dominion Resources, Inc.	492,160
5,800	DTE Energy Co.	500,946

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares		Value

Multi-Utilities – (continued)
1,100	Integrys Energy Group, Inc.	$85,635
7,500	NiSource, Inc.	318,150
22,800	PG&E Corp.	1,213,872
11,400	Sempra Energy	1,269,504
11,700	TECO Energy, Inc.	239,733
19,000	Wisconsin Energy Corp.#	1,002,060

		19,602,034
Multiline Retail – 1.2%
4,000	Dollar General Corp.*	282,800
9,200	Dollar Tree, Inc.*	647,496
19,100	Family Dollar Stores, Inc.	1,512,911
25,900	Kohl’s Corp.	1,580,936
2,400	Macy’s, Inc.	157,800
900	Nordstrom, Inc.	71,451
13,400	Target Corp.	1,017,194

		5,270,588
Oil, Gas & Consumable Fuels – 2.8%
5,800	Apache Corp.	363,486
106,100	Cabot Oil & Gas Corp.	3,141,621
39,300	Chesapeake Energy Corp.	769,101
7,700	ConocoPhillips	531,762
58,000	Denbury Resources, Inc.#	471,540
2,800	Devon Energy Corp.	171,388
1,200	EQT Corp.	90,840
1,800	Exxon Mobil Corp.	166,410
11,700	Hess Corp.	863,694
21,500	Kinder Morgan, Inc.	909,665
4,300	Marathon Oil Corp.	121,647
8,400	Newfield Exploration Co.*	227,808
4,300	Occidental Petroleum Corp.	346,623
11,000	ONEOK, Inc.	547,690
500	Pioneer Natural Resources Co.	74,425
6,700	QEP Resources, Inc.	135,474
17,800	Range Resources Corp.	951,410
31,000	Southwestern Energy Co.*	845,990
17,900	Spectra Energy Corp.	649,770
1,900	Tesoro Corp.	141,265
25,200	Williams Cos., Inc.	1,132,488

		12,654,097
Personal Products – 0.1%
57,800	Avon Products, Inc.	542,742
1,000	Estee Lauder Cos., Inc. – Class A	76,200

		618,942
Pharmaceuticals – 4.9%
11,699	Actavis PLC*	3,011,440
1,900	Eli Lilly & Co.	131,081
8,100	Hospira, Inc.*	496,125
137,600	Johnson & Johnson	14,388,832
900	Mallinckrodt PLC*	89,127
46,400	Merck & Co., Inc.	2,635,056
3,500	Perrigo Co. PLC	585,060
20,700	Zoetis, Inc.	890,721

		22,227,442
Professional Services – 0.2%
1,400	Dun & Bradstreet Corp.	169,344
3,900	Equifax, Inc.	315,393
10,100	Nielsen NV	451,773

		936,510
Real Estate Investment Trusts (REITs) – 3.8%
9,900	American Tower Corp.	978,615
38,400	Apartment Investment & Management Co. – Class A	1,426,560
14,600	AvalonBay Communities, Inc.	2,385,494
9,500	Boston Properties, Inc.	1,222,555
3,200	Crown Castle International Corp.	251,840
28,100	Equity Residential	2,018,704
5,100	Essex Property Trust, Inc.	1,053,660
45,000	HCP, Inc.	1,981,350
32,300	Health Care REIT, Inc.	2,444,141
4,000	Public Storage	739,400
2,100	Simon Property Group, Inc.	382,431
25,700	Ventas, Inc.	1,842,690
1,100	Vornado Realty Trust	129,481
1,900	Weyerhaeuser Co.	68,191

		16,925,112
Real Estate Management & Development – 0%
5,800	CBRE Group, Inc. – Class A*	198,650
Road & Rail – 0.3%
3,900	CSX Corp.	141,297
2,200	Kansas City Southern	268,466
6,000	Norfolk Southern Corp.	657,660
3,000	Union Pacific Corp.	357,390

		1,424,813
Semiconductor & Semiconductor Equipment – 0.8%
16,200	Intel Corp.	587,898
5,400	KLA-Tencor Corp.	379,728
78,500	Micron Technology, Inc.*	2,748,285

		3,715,911
Software – 1.0%
21,700	Citrix Systems, Inc.*	1,384,460
2,800	Electronic Arts, Inc.*	131,642
5,600	Intuit, Inc.	516,264
7,200	Microsoft Corp.	334,440
9,900	Red Hat, Inc.*	684,486
52,700	Symantec Corp.	1,352,019

		4,403,311
Specialty Retail – 5.2%
21,500	AutoZone, Inc.*	13,310,865
1,500	Best Buy Co., Inc.	58,470
2,700	Gap, Inc.	113,697
2,300	Home Depot, Inc.	241,431
3,400	L Brands, Inc.	294,270
800	Lowe’s Cos., Inc.	55,040
27,800	O’Reilly Automotive, Inc.*	5,354,836
6,500	PetSmart, Inc.	528,417
11,600	Ross Stores, Inc.	1,093,416
72,800	Staples, Inc.	1,319,136
8,300	TJX Cos., Inc.	569,214
12,400	Urban Outfitters, Inc.*	435,612

		23,374,404
Technology Hardware, Storage & Peripherals – 2.9%
63,100	Apple, Inc.	6,964,978
40,400	EMC Corp.	1,201,496
20,500	Hewlett-Packard Co.	822,665
55,200	NetApp, Inc.	2,288,040
1,100	SanDisk Corp.	107,778

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Technology Hardware, Storage & Peripherals – (continued)
1,100	Seagate Technology PLC	$73,150
13,000	Western Digital Corp.	1,439,100

		12,897,207
Textiles, Apparel & Luxury Goods – 0.4%
13,400	Coach, Inc.	503,304
1,000	Fossil Group, Inc.*	110,740
1,100	Michael Kors Holdings, Ltd.*	82,610
1,000	NIKE, Inc. – Class B	96,150
1,800	Ralph Lauren Corp.	333,288
5,800	Under Armour, Inc. – Class A*	393,820
900	VF Corp.	67,410

		1,587,322
Thrifts & Mortgage Finance – 0.6%
137,300	Hudson City Bancorp, Inc.	1,389,476
87,500	People’s United Financial, Inc.	1,328,250

		2,717,726
Tobacco – 5.5%
255,700	Altria Group, Inc.	12,598,339
134,200	Lorillard, Inc.	8,446,548
53,600	Reynolds American, Inc.	3,444,872

		24,489,759

Total Common Stocks (cost $395,231,485)		446,694,789

Investment Companies – 1.8%
Money Markets – 1.8%
8,207,338	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $8,207,338)	8,207,338

Investments Purchased with Cash Collateral From Securities Lending – 0.9%
3,728,969	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $3,728,969)	3,728,969

Total Investments (total cost $407,167,792) – 102.1%		458,631,096

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(9,247,460)

Net Assets – 100%		$449,383,636

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen INTECH U.S. Low Volatility Portfolio
Janus Cash Collateral Fund LLC	–	80,382,806	(76,653,837)	3,728,969	$–	$9,694(1)	$3,728,969
Janus Cash Liquidity Fund LLC	4,650,289	171,136,049	(167,579,000)	8,207,338	–	5,394	8,207,338

Total					$–	$15,088	$11,936,307

(1)	Net of Income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen INTECH U.S. Low Volatility Portfolio
Assets
Investments in Securities:
Common Stocks	$446,694,789	$–	$–

Investment Companies	–	8,207,338	–

Investments Purchased with Cash Collateral From Securities Lending	–	3,728,969	–

Total Assets	$446,694,789	$11,936,307	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
INTECH U.S.
Low Volatility
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$407,167,792
Unaffiliated investments at value(1)	$446,694,789
Affiliated investments at value	11,936,307
Cash	152
Non-interested Trustees’ deferred compensation	9,265
Receivables:
Portfolio shares sold	699,449
Dividends	750,434
Dividends from affiliates	667
Other assets	4,669
Total Assets	460,095,732
Liabilities:
Collateral for securities loaned (Note 2)	3,728,969
Payables:
Investments purchased	3,435,843
Portfolio shares repurchased	3,196,546
Advisory fees	194,464
Portfolio administration fees	3,889
Transfer agent fees and expenses	173
12b-1 Distribution and shareholder servicing fees	97,232
Non-interested Trustees’ fees and expenses	2,085
Non-interested Trustees’ deferred compensation fees	9,265
Accrued expenses and other payables	43,630
Total Liabilities	10,712,096
Net Assets	$449,383,636
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$384,717,648
Undistributed net investment income/(loss)*	2,281,345
Undistributed net realized gain/(loss) from investments*	10,920,747
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	51,463,896
Total Net Assets	$449,383,636
Net Assets - Service Shares	$449,383,636
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	31,476,621
Net Asset Value Per Share	$14.28

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $3,630,499 of securities loaned. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2014

Statement of Operations

Janus Aspen
INTECH U.S.
Low Volatility
For the year ended December 31, 2014	Portfolio

Investment Income:
Affiliated securities lending income, net	$9,694
Dividends	7,681,097
Dividends from affiliates	5,394
Other income	228
Foreign tax withheld	(3,173)
Total Investment Income	7,693,240
Expenses:
Advisory fees	1,613,912
12b-1 Distribution and shareholder servicing fees	806,956
Other transfer agent fees and expenses	2,043
Shareholder reports expense	24,989
Registration fees	37
Custodian fees	14,124
Professional fees	22,363
Non-interested Trustees’ fees and expenses	8,885
Portfolio administration fees	30,911
Other expenses	27,204
Total Expenses	2,551,424
Net Expenses	2,551,424
Net Investment Income/(Loss)	5,141,816
Net Realized Gain/(Loss) on Investments:
Investments	10,990,473
Total Net Realized Gain/(Loss) on Investments	10,990,473
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	39,792,761
Total Change in Unrealized Net Appreciation/Depreciation	39,792,761
Net Increase/(Decrease) in Net Assets Resulting from Operations	$55,925,050

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	INTECH U.S. Low Volatility
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$5,141,816	$1,300,276
Net realized gain/(loss) on investments	10,990,473	1,133,648
Change in unrealized net appreciation/depreciation	39,792,761	11,790,158
Net Increase/(Decrease) in Net Assets Resulting from Operations	55,925,050	14,224,082
Dividends and Distributions to Shareholders:
Net Investment Income*	(2,897,257)	(1,274,475)
Net Realized Gain from Investment Transactions*	(703,954)	(493,963)
Net Decrease from Dividends and Distributions to Shareholders	(3,601,211)	(1,768,438)
Capital Share Transactions:
Shares Sold	251,501,133	179,454,895
Reinvested Dividends and Distributions	3,601,211	1,768,438
Shares Repurchased	(50,771,808)	(18,019,642)
Net Increase/(Decrease) from Capital Share Transactions	204,330,536	163,203,691
Net Increase/(Decrease) in Net Assets	256,654,375	175,659,335
Net Assets:
Beginning of period	192,729,261	17,069,926
End of period	$449,383,636	$192,729,261

Undistributed Net Investment Income/(Loss)*	$2,281,345	$36,765

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Financial Highlights

Service Shares

	Janus Aspen INTECH U.S. Low
	Volatility Portfolio
For a share outstanding during each year or period ended December 31	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.25	$9.92	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.09	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.95	2.37	(0.08)
Total from Investment Operations	2.16	2.46	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.10)	(0.04)
Distributions (from capital gains)*	(0.03)	(0.03)	–
Total Distributions	(0.13)	(0.13)	(0.04)
Net Asset Value, End of Period	$14.28	$12.25	$9.92
Total Return**	17.70%	24.84%	(0.45)%
Net Assets, End of Period (in thousands)	$449,384	$192,729	$17,070
Average Net Assets for the Period (in thousands)	$322,054	$80,670	$7,270
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.98%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.98%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.60%	1.61%	2.20%
Portfolio Turnover Rate	36%	21%	2%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and

14 | DECEMBER 31, 2014

accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close

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Notes to Financial Statements (continued)

of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss

16 | DECEMBER 31, 2014

to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$3,630,499	$–	$(3,630,499)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed

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Notes to Financial Statements (continued)

securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	All Asset Levels	0.50

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. As subadviser, INTECH provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH. Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees,

18 | DECEMBER 31, 2014

transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(May 1,	(until May
Fund	2014 to present)	1, 2014)

Janus Aspen INTECH U.S. Low Volatility Portfolio	0.74	0.75

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended December 31, 2014, Janus Capital reimbursed the Portfolio $0 of fees and expenses that are eligible for recoupment. As of December 31, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $0. The recoupment of such reimbursements expires September 6, 2015.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014

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Notes to Financial Statements (continued)

on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen INTECH U.S. Low Volatility Portfolio	$6,075,944	$7,214,546	$-	$-	$-	$(8,675)	$51,384,173

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen INTECH U.S. Low Volatility Portfolio	$407,246,923	$55,832,804	$(4,448,631)

20 | DECEMBER 31, 2014

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH U.S. Low Volatility Portfolio	$3,427,347	$173,864	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH U.S. Low Volatility Portfolio	$1,761,373	$7,065	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen INTECH U.S. Low Volatility Portfolio	$(377)	$21	$356

5.	Capital Share Transactions

	Janus Aspen INTECH U.S. Low Volatility Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Service Shares
Shares sold	19,267,414	15,440,216
Reinvested dividends and distributions	262,157	145,231
Shares repurchased	(3,789,161)	(1,570,066)
Net Increase/(Decrease) in Portfolio Shares	15,740,410	14,015,381
Shares Outstanding, Beginning of Period	15,736,211	1,720,830
Shares Outstanding, End of Period	31,476,621	15,736,211

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH U.S. Low Volatility Portfolio	$318,826,157	$112,813,226	$–	$–

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Notes to Financial Statements (continued)

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

22 | DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen INTECH U.S. Low Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

24 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

26 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

28 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

30 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

32 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

34 | DECEMBER 31, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s investment personnel as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

36 | DECEMBER 31, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio	$173,864

Dividends Received Deduction Percentage

Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio	80%

38 | DECEMBER 31, 2014

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

40 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81410	109-02-81127 02-15

annual report
December 31, 2014

Janus Aspen Janus Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Janus Portfolio

Janus Aspen Janus Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth outlook should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer- and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2014, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 12.99% and 12.73%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 13.05% and its secondary benchmarks, the S&P 500 Index and the Core Growth Index, returned 13.69% and 13.38% respectively.

INVESTMENT ENVIRONMENT

Equities enjoyed another year of strong gains. Returns early in the year were driven largely by multiple expansions, as numerous data points suggested the U.S. economy was improving and low interest rates provided a supportive backdrop for equities. Markets were more volatile in the second half of the year. With volatility returning to the market, and valuations closer to their historical norms, the market began to place more emphasis on company-specific fundamentals and performance.

PERFORMANCE DISCUSSION

The Portfolio had positive returns but narrowly underperformed both its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmarks, the S&P 500 Index and the Core Growth Index. As part of our investment process, we seek companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable competitive edge in an attractive, growing industry, or a strong management team with a clear vision for the future of their company. We believe that over a long time horizon, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market. In 2013 and early this year, we had noted that returns in equity markets were driven largely by multiple expansions, and that underlying company-specific fundamentals were playing a smaller role in driving returns. This is not our ideal environment for relative outperformance, and we had stated that we expected relative performance to improve once company-specific fundamentals returned to the spotlight. While we underperformed the benchmark for the 12-month period, we were pleased to be in the top quartile of our peer group for the year, and to close the year by gaining significant ground on the index in the final six months, as company-specific fundamentals mattered again and the market began to recognize what we believe are notable competitive advantages that stand out for the companies in our portfolio.

For many of those stocks that were detractors from our performance this year, we continue to have a high degree of conviction in the long-term potential for the company. Colfax Corp., for example, was our largest detractor. The diversified manufacturing and engineering company provides gas- and fluid-handling and fabrication technology products to industrial customers worldwide. Performance suffered largely due to weaker demand from some of its end market in Europe and also in the oil and gas industry. Despite weakness in Europe, we continue to like the company. The chairman of Colfax’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would then grow earnings by consolidating these fragmented industries, and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which we believe should lead to steady earnings growth over time.

Whole Foods was another detractor, and our view on the company admittedly changed during the year. We continue to believe that U.S. consumers will want to be more aware of what is going into the food they eat and the personal care products they use, which should benefit Whole Foods. We also believe Whole Foods can continue to gain market share and will be aggressive in acquiring store sites and consumers from competitors to grow long term,

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

but we also recognize that effort will also lead to slower earnings growth over the short-to-intermediate term. We are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

Amazon was another detractor. Investments the company is making have weighed on profit growth, but we continue to like the long-term outlook for the company. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

While the aforementioned stocks were a drag on performance, we were pleased by the results of most companies in our portfolio. Apple was our top contributor. This stock was boosted by strong demand for its new product, the iPhone 6. After strong gains over the course of the year we have trimmed our position in the company. Our rationale for continuing to own the stock is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. Recent innovations by the company, such as its mobile pay service, further entrench customers into Apple’s ecosystem. We see evidence of this trend by the fact that household spending on Apple products continues to increase. While we still like the company, we feel the value of Apple’s ecosystem is better understood by the marketplace today.

Cadence Design Systems was another top contributor. A provider of software technology, design and consulting services and technology, Cadence licenses its electronic design automation software to customers, who use Cadence’s software to design semiconductors and electronic systems. We believe the company’s semiconductor design software is becoming increasingly important as semiconductors grow more complex. As one of only two companies specializing in this market segment, Cadence should be able to increase pricing and profits. We also appreciate the company’s intellectual property licensing business, a high-margin, high-growth operation.

Home Depot was another company that turned in impressive results this year and was a significant contributor to performance. We believe an improving economy and stronger housing market will provide a tailwind for Home Depot over the next three to five years. We also like that Home Depot operates in a market with very few competitors. Further, the company is at less risk of disruption from the migration of online sales, since most of its products don’t ship as easily.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

OUTLOOK

We like how our portfolio is positioned relative to the benchmark heading into 2015. For much of the last three years, a number of defensive, mega-cap companies with slower earnings growth had large contributions to the index’s performance. Despite their slower growth rates, these companies saw considerable multiple expansion due to a steadily improving economic outlook. These are not the types of companies we tend to emphasize in our portfolio. Instead, we typically favor companies with a steady, but higher growth rate in the range of 10% to 15% annually. These companies often have competitive advantages that should allow them to maintain those growth rates even when the economy is softer.

Today, many of the slower growing mega-cap stocks trade at similar multiples to the “steady eddy” growers we tend to favor. With market valuations not overly priced, but near the higher end of historical averages, we expect earnings growth to be needed to drive further stock price appreciation. In our view, that should favor the types of steady, faster growing companies we tend to own.

Thank you for your investment in Janus Aspen Janus Portfolio.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.11%
Cadence Design Systems, Inc.	0.70%
Sensata Technologies Holding NV	0.67%
Home Depot, Inc.	0.66%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.66%

5 Bottom Performers – Holdings

Contribution

Colfax Corp.	–0.53%
Whole Foods Market, Inc.	–0.32%
Amazon.com, Inc.	–0.31%
Noble Energy, Inc.	–0.29%
Antero Resources Corp.	–0.25%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	0.67%	4.04%	5.15%
Health Care	0.62%	16.99%	13.13%
Financials	0.48%	4.22%	5.34%
Information Technology	0.38%	32.36%	27.60%
Materials	0.29%	3.59%	4.35%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–0.84%	6.35%	11.10%
Other**	–0.49%	–0.59%	0.00%
Industrials	–0.38%	13.63%	12.20%
Consumer Discretionary	–0.25%	17.84%	18.77%
Telecommunication Services	–0.05%	0.62%	2.24%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	5.9%
Comcast Corp. – Class A Media	3.0%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	2.8%
Endo International PLC Pharmaceuticals	2.7%
Cadence Design Systems, Inc. Software	2.6%

17.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Other (0.1)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

4 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	12.99%	13.63%	7.60%	8.17%	0.54%

Janus Aspen Janus Portfolio – Service Shares	12.73%	13.35%	7.34%	7.88%	0.79%

Russell 1000® Growth Index	13.05%	15.81%	8.49%	8.81%

S&P 500® Index	13.69%	15.45%	7.67%	9.38%

Core Growth Index	13.38%	15.64%	8.10%	9.14%

Morningstar Quartile – Institutional Shares	1st	3rd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	349/1,760	995/1,538	689/1,331	340/578

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,077.60	$2.88	$1,000.00	$1,022.43	$2.80	0.55%

Service Shares	$1,000.00	$1,076.40	$4.24	$1,000.00	$1,021.12	$4.13	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 97.1%
Aerospace & Defense – 3.5%
83,502	Honeywell International, Inc.	$8,343,520
51,369	Precision Castparts Corp.	12,373,765

		20,717,285
Auto Components – 0.6%
49,390	Delphi Automotive PLC	3,591,641
Beverages – 1.0%
86,848	Diageo PLC	2,490,594
16,872	Pernod Ricard SA	1,870,494
32,659	SABMiller PLC	1,689,970

		6,051,058
Biotechnology – 7.0%
63,321	Amgen, Inc.	10,086,402
36,621	Biogen Idec, Inc.*	12,430,998
77,425	Celgene Corp.*	8,660,761
22,380	Medivation, Inc.*	2,229,272
66,224	Pharmacyclics, Inc.*	8,096,546

		41,503,979
Chemicals – 4.1%
87,074	Air Products & Chemicals, Inc.	12,558,683
32,191	Monsanto Co.	3,845,859
33,464	PPG Industries, Inc.	7,735,203

		24,139,745
Communications Equipment – 2.6%
94,449	Motorola Solutions, Inc.	6,335,639
122,013	QUALCOMM, Inc.	9,069,226

		15,404,865
Electric Utilities – 0.9%
130,566	Brookfield Infrastructure Partners LP	5,466,798
Electrical Equipment – 2.1%
232,738	Sensata Technologies Holding NV*	12,197,799
Electronic Equipment, Instruments & Components – 0.6%
61,541	Amphenol Corp. – Class A	3,311,521
Energy Equipment & Services – 0.5%
10,714	Baker Hughes, Inc.	600,734
60,245	Halliburton Co.	2,369,436

		2,970,170
Food & Staples Retailing – 1.9%
48,823	Kroger Co.	3,134,925
90,012	Sysco Corp.	3,572,576
90,079	Whole Foods Market, Inc.	4,541,783

		11,249,284
Food Products – 0.8%
45,394	Hershey Co.	4,717,798
Health Care Equipment & Supplies – 2.2%
274,316	Boston Scientific Corp.*	3,634,687
84,788	Zimmer Holdings, Inc.	9,616,655

		13,251,342
Health Care Providers & Services – 1.0%
111,469	Catamaran Corp. (U.S. Shares)*	5,768,521
Health Care Technology – 1.2%
47,934	athenahealth, Inc.*	6,983,984
Hotels, Restaurants & Leisure – 3.5%
5,925	Chipotle Mexican Grill, Inc.*	4,055,722
217,070	Dunkin’ Brands Group, Inc.	9,258,035
93,775	Starbucks Corp.	7,694,239

		21,007,996
Household Products – 0.6%
47,408	Colgate-Palmolive Co.	3,280,160
Information Technology Services – 3.7%
134,366	MasterCard, Inc. – Class A	11,576,974
40,754	Visa, Inc. – Class A	10,685,699

		22,262,673
Insurance – 1.3%
82,446	Aon PLC	7,818,354
Internet & Catalog Retail – 2.0%
21,969	Amazon.com, Inc.*	6,818,079
28,872	Ctrip.com International, Ltd. (ADR)*	1,313,676
3,342	Priceline Group, Inc.*	3,810,582

		11,942,337
Internet Software & Services – 7.3%
31,987	Alibaba Group Holding, Ltd. (ADR)*	3,324,729
28,060	CoStar Group, Inc.*	5,152,658
141,017	Facebook, Inc. – Class A*	11,002,146
13,594	Google, Inc. – Class A*,†	7,213,792
27,701	Google, Inc. – Class C*,†	14,581,806
8,035	LinkedIn Corp. – Class A*	1,845,720

		43,120,851
Machinery – 1.7%
199,727	Colfax Corp.*	10,299,921
Media – 5.7%
306,918	Comcast Corp. – Class A	17,804,313
287,716	Twenty-First Century Fox, Inc. – Class A	11,049,733
52,565	Walt Disney Co.	4,951,098

		33,805,144
Oil, Gas & Consumable Fuels – 2.0%
81,638	Antero Resources Corp.*	3,312,870
57,825	Enterprise Products Partners LP	2,088,639
9,980	EOG Resources, Inc.	918,859
80,916	Noble Energy, Inc.	3,837,846
60,366	Southwestern Energy Co.*	1,647,388

		11,805,602
Personal Products – 0.4%
33,045	Estee Lauder Cos., Inc. – Class A	2,518,029
Pharmaceuticals – 8.5%
146,448	Bristol-Myers Squibb Co.	8,644,825
223,223	Endo International PLC*	16,098,843
57,656	Jazz Pharmaceuticals PLC*	9,440,017
35,414	Mallinckrodt PLC*	3,507,048
18,162	Perrigo Co. PLC	3,035,960
41,324	Salix Pharmaceuticals, Ltd.*	4,749,781
34,989	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	5,007,276

		50,483,750
Professional Services – 0.8%
78,553	Verisk Analytics, Inc. – Class A*	5,031,320
Real Estate Investment Trusts (REITs) – 1.7%
100,669	American Tower Corp.	9,951,131

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Real Estate Management & Development – 1.5%
122,000	CBRE Group, Inc. – Class A*	$4,178,500
4,423,715	Colony American Homes Holdings III LP*,§	5,043,035

		9,221,535
Road & Rail – 2.5%
37,923	Canadian Pacific Railway, Ltd. (U.S. Shares)	7,307,383
62,165	Union Pacific Corp.	7,405,716

		14,713,099
Semiconductor & Semiconductor Equipment – 5.0%
1,062,169	ARM Holdings PLC	16,353,549
435,674	Atmel Corp.*	3,657,483
284,710	Freescale Semiconductor, Ltd.*	7,183,233
547,942	Taiwan Semiconductor Manufacturing Co., Ltd.	2,418,074

		29,612,339
Software – 6.6%
20,876	ANSYS, Inc.*,†	1,711,832
815,505	Cadence Design Systems, Inc.*	15,470,130
102,398	NetSuite, Inc.*	11,178,790
171,993	Salesforce.com, Inc.*	10,200,905
6,080	Ultimate Software Group, Inc.*	892,635

		39,454,292
Specialty Retail – 4.9%
4,926	AutoZone, Inc.*	3,049,736
118,025	Home Depot, Inc.	12,389,084
297,868	Sally Beauty Holdings, Inc.*	9,156,462
67,665	TJX Cos., Inc.	4,640,466

		29,235,748
Technology Hardware, Storage & Peripherals – 5.9%
315,519	Apple, Inc.†	34,826,987
Textiles, Apparel & Luxury Goods – 0.4%
41,621	Gildan Activewear, Inc.	2,353,668
Trading Companies & Distributors – 0.6%
46,401	MSC Industrial Direct Co., Inc. – Class A	3,770,081
Wireless Telecommunication Services – 0.5%
116,677	T-Mobile U.S., Inc.	3,143,278

Total Common Stocks (cost $453,355,292)		576,984,085

Counterparty/Reference Asset
OTC Purchased Options – Calls – 0.2%
Credit Suisse International: Oracle Corp.* expires March 2015 901 contracts exercise price $42.00		327,172
Morgan Stanley & Co. International PLC:
Salesforce.com, Inc.* expires January 2015 230 contracts exercise price $65.00		1,513
Zimmer Holdings, Inc.* expires March 2015 570 contracts exercise price $105.00		682,934
UBS AG: EMC Corp.* expires March 2015 395 contracts exercise price $31.00		28,289

Total OTC Purchased Options – Calls (premiums paid $627,006)		1,039,908

Counterparty/Reference Asset
OTC Purchased Options – Puts – 0%
Credit Suisse International: Semiconductor Holdings Trust* expires February 2015 581 contracts exercise price $52.00		51,652
Morgan Stanley & Co. International PLC: SPDR S&P 500® Trust (ETF)* expires February 2015 624 contracts exercise price $188.00		82,103

Total OTC Purchased Options – Puts (premiums paid $357,761)		133,755

Investment Companies – 2.8%
Money Markets – 2.8%
16,726,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $16,726,000)	16,726,000

Total Investments (total cost $471,066,059) – 100.1%		594,883,748

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(623,463)

Net Assets – 100%		$594,260,285

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$544,985,814	91.6%
United Kingdom	20,534,113	3.5
Canada	20,436,848	3.4
China	4,638,405	0.8
Taiwan	2,418,074	0.4
France	1,870,494	0.3

Total	$594,883,748	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency	Currency	Currency	Appreciation/
and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 1/22/15	830,000	$1,293,284	$(313)

Credit Suisse International:
British Pound 1/8/15	2,565,000	3,997,213	23,521
Euro 1/8/15	267,000	323,056	9,334

		4,320,269	32,855

HSBC Securities (USA), Inc.:
British Pound 1/15/15	2,250,000	3,506,108	34,604
Euro 1/15/15	477,000	577,188	17,479

		4,083,296	52,083

JPMorgan Chase & Co.:
British Pound 1/22/15	750,000	1,168,630	8,620
Euro 1/22/15	229,000	277,119	6,297

		1,445,749	14,917

RBC Capital Markets Corp.:
British Pound 1/29/15	2,250,000	3,505,671	29,079
Euro 1/29/15	40,000	48,409	1,451

		3,554,080	30,530

Total		$14,696,678	$130,072

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International:
Oracle Corp. expires March 2015 901 contracts exercise price $38.00	$(23,711)
Zimmer Holdings, Inc. expires March 2015 382 contracts exercise price $100.00	(91,115)
Morgan Stanley & Co. International PLC: Zimmer Holdings, Inc. expires March 2015 188 contracts exercise price $100.00	(44,842)
UBS AG: EMC Corp. expires March 2015 395 contracts exercise price $28.00	(24,223)

Total OTC Written Options – Puts (premiums received $358,938)	$(183,891)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$37,329,900

°°	Rate shown is the 7-day yield as of December 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Janus Portfolio
Colony American Homes Holdings III LP	1/30/13	$4,429,260	$5,043,035	0.8%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	8,086,000	65,491,537	(56,851,537)	16,726,000	$–	$1,614	$16,726,000

10 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Janus Portfolio
Assets
Investments in Securities:
Common Stocks
Beverages	$–	$6,051,058	$–
Real Estate Management & Development	4,178,500	–	5,043,035
Semiconductor and Semiconductor Equipment	10,840,716	18,771,623	–
All Other	532,099,153	–	–

OTC Purchased Options – Calls	–	1,039,908	–

OTC Purchased Options – Puts	–	133,755	–

Investment Companies	–	16,726,000	–

Total Investments in Securities	$547,118,369	$42,722,344	$5,043,035

Other Financial Instruments(a):
Forward Currency Contracts	$–	$130,385	$–

Total Assets	$547,118,369	$42,852,729	$5,043,035

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$313	$–
Options Written, at Value	–	183,891	–

Total Liabilities	$–	$184,204	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Janus
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$471,066,059
Unaffiliated investments at value	$578,157,748
Affiliated investments at value	16,726,000
Cash	27,991
Forward currency contracts	130,385
Closed foreign currency contracts	9,337
Non-interested Trustees’ deferred compensation	12,195
Receivables:
Investments sold	595,139
Portfolio shares sold	70,254
Dividends	366,892
Dividends from affiliates	547
Foreign dividend tax reclaim	30,719
Other assets	8,087
Total Assets	596,135,294
Liabilities:
Forward currency contracts	313
Closed foreign currency contracts	1,251
Options written, at value(1)	183,891
Payables:
Investments purchased	672,148
Portfolio shares repurchased	588,696
Advisory fees	278,577
Portfolio administration fees	5,219
Transfer agent fees and expenses	304
12b-1 Distribution and shareholder servicing fees	35,682
Non-interested Trustees’ fees and expenses	3,589
Non-interested Trustees’ deferred compensation fees	12,195
Accrued expenses and other payables	93,144
Total Liabilities	1,875,009
Net Assets	$594,260,285
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$428,854,970
Undistributed net investment income/(loss)*	2,255,606
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	39,029,533
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	124,120,176
Total Net Assets	$594,260,285
Net Assets - Institutional Shares	$431,838,192
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,075,323
Net Asset Value Per Share	$35.76
Net Assets - Service Shares	$162,422,093
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,612,949
Net Asset Value Per Share	$35.21

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Premiums received $358,938.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statement of Operations

Janus Aspen
Janus
For the year ended December 31, 2014	Portfolio

Investment Income:
Dividends	$5,796,258
Dividends from affiliates	1,614
Other income	136
Foreign tax withheld	(41,299)
Total Investment Income	5,756,709
Expenses:
Advisory fees	2,893,653
12b-1 Distribution and shareholder servicing fees:
Service Shares	407,690
Other transfer agent fees and expenses:
Institutional Shares	1,930
Service Shares	272
Shareholder reports expense	49,663
Registration fees	23,702
Custodian fees	27,243
Professional fees	84,939
Non-interested Trustees’ fees and expenses	15,172
Portfolio administration fees	53,034
Other expenses	50,411
Total Expenses	3,607,709
Net Expenses	3,607,709
Net Investment Income/(Loss)	2,149,000
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	131,045,072
Written options contracts	348,371
Total Net Realized Gain/(Loss) on Investments	131,393,443
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(62,821,032)
Written options contracts	28,824
Total Change in Unrealized Net Appreciation/Depreciation	(62,792,208)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$70,750,235

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Janus
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$2,149,000	$3,319,375
Net realized gain/(loss) on investments	131,393,443	90,205,215
Change in unrealized net appreciation/depreciation	(62,792,208)	58,688,099
Net Increase/(Decrease) in Net Assets Resulting from Operations	70,750,235	152,212,689
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,530,714)	(3,138,566)
Service Shares	(361,639)	(1,160,889)
Net Realized Gain from Investment Transactions*
Institutional Shares	(30,030,116)	–
Service Shares	(11,901,662)	–
Net Decrease from Dividends and Distributions to Shareholders	(43,824,131)	(4,299,455)
Capital Share Transactions:
Shares Sold
Institutional Shares	9,963,518	8,001,039
Service Shares	8,951,192	8,110,591
Reinvested Dividends and Distributions
Institutional Shares	31,560,830	3,138,566
Service Shares	12,263,301	1,160,889
Shares Repurchased
Institutional Shares	(63,103,259)	(55,778,112)
Service Shares	(36,784,375)	(60,561,625)
Net Increase/(Decrease) from Capital Share Transactions	(37,148,793)	(95,928,652)
Net Increase/(Decrease) in Net Assets	(10,222,689)	51,984,582
Net Assets:
Beginning of period	604,482,974	552,498,392
End of period	$594,260,285	$604,482,974

Undistributed Net Investment Income/(Loss)*	$2,255,606	$1,453,914

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Financial Highlights

Institutional Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$34.20	$26.45	$22.84	$24.26	$21.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.16	0.27	0.20	0.16
Net gain/(loss) on investments (both realized and unrealized)	4.08	7.83	3.92	(1.48)	2.91
Total from Investment Operations	4.23	7.99	4.19	(1.28)	3.07
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.24)	(0.14)	(0.14)	(0.24)
Distributions (from capital gains)*	(2.54)	–	(0.44)	–	–
Total Distributions	(2.67)	(0.24)	(0.58)	(0.14)	(0.24)
Net Asset Value, End of Period	$35.76	$34.20	$26.45	$22.84	$24.26
Total Return	12.99%	30.34%	18.59%	(5.30)%	14.52%
Net Assets, End of Period (in thousands)	$431,838	$433,603	$374,860	$352,646	$424,037
Average Net Assets for the Period (in thousands)	$420,607	$399,973	$377,786	$393,230	$409,886
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.55%	0.54%	0.53%	0.62%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.55%	0.54%	0.53%	0.62%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.44%	0.65%	1.08%	0.81%	0.60%
Portfolio Turnover Rate	60%	50%	38%	90%	43%

Service Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$33.74	$26.13	$22.60	$24.03	$21.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.02	0.17	0.09	0.03
Net gain/(loss) on investments (both realized and unrealized)	4.03	7.79	3.91	(1.41)	2.97
Total from Investment Operations	4.09	7.81	4.08	(1.32)	3.00
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.20)	(0.11)	(0.11)	(0.08)
Distributions (from capital gains)*	(2.54)	–	(0.44)	–	–
Total Distributions	(2.62)	(0.20)	(0.55)	(0.11)	(0.08)
Net Asset Value, End of Period	$35.21	$33.74	$26.13	$22.60	$24.03
Total Return	12.73%	29.99%	18.28%	(5.54)%	14.26%
Net Assets, End of Period (in thousands)	$162,422	$170,880	$177,638	$179,012	$242,135
Average Net Assets for the Period (in thousands)	$163,094	$174,538	$184,029	$216,273	$962,905
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.80%	0.79%	0.78%	0.87%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.80%	0.79%	0.78%	0.87%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.19%	0.41%	0.82%	0.56%	0.39%
Portfolio Turnover Rate	60%	50%	38%	90%	43%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in

16 | DECEMBER 31, 2014

foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

Janus Aspen Series | 17

Notes to Financial Statements (continued)

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 1 to
Portfolio	Level 2

Janus Aspen Janus Portfolio	$36,439,778

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from

18 | DECEMBER 31, 2014

purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal

Janus Aspen Series | 19

Notes to Financial Statements (continued)

course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the year, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward contracts during the year ended December 31, 2014.

Portfolio	Sold

Janus Aspen Janus Portfolio	$23,376,038

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between

20 | DECEMBER 31, 2014

the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

During the year, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the year, the Portfolio purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

The following table provides average ending monthly market value amounts on purchased call and put options during the year ended December 31, 2014.

Portfolio	Purchased Call Options	Purchased Put Options

Janus Aspen Janus Portfolio	$509,097	$59,036

During the year, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the year ended December 31, 2014.

Portfolio	Written Put Options

Janus Aspen Janus Portfolio	$170,888

Written option activity for the year ended December 31, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2013	1,715	$168,070
Options written	4,663	867,887
Options closed	(4,512)	(677,019)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2014	1,866	$358,938

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Janus Portfolio
Equity Contracts	Unaffiliated investments at value	$1,173,663*	Options written, at value	$183,891
Currency Contracts		130,385	Forward currency contracts	313

Total		$1,304,048		$184,204

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Written options contracts	Total

Janus Aspen Janus Portfolio
Currency Contracts	$363,145	$–	$363,145
Equity Contracts	140,103*	348,371	488,474

Total	$503,248	$348,371	$851,619

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation		Written options contracts	Total

Janus Aspen Janus Portfolio
Currency Contracts	$374,737		$–	$374,737
Equity Contracts	(479,554	)*	28,824	(450,730)

Total	$(104,817)		$28,824	$(75,993)

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Aspen Series | 21

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting

22 | DECEMBER 31, 2014

arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$411,679	$(114,826)	$–	$296,853
HSBC Securities (USA), Inc.	52,083	–	–	52,083
JPMorgan Chase & Co.	14,917	–	–	14,917
Morgan Stanley & Co. International PLC	766,550	(44,842)	(714,726)	6,982
RBC Capital Markets Corp.	30,530	–	–	30,530
UBS AG	28,289	(24,223)	–	4,066

Total	$1,304,048	$(183,891)	$(714,726)	$405,431

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$313	$–	$–	$313
Credit Suisse International	114,826	(114,826)	–	–
Morgan Stanley & Co. International PLC	44,842	(44,842)	–	–
UBS AG	24,223	(24,223)	–	–

Total	$184,204	$(183,891)	$–	$313

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-

Janus Aspen Series | 23

Notes to Financial Statements (continued)

related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Janus Portfolio	0.50

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is

24 | DECEMBER 31, 2014

reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Janus Portfolio	$2,265,284	$103,184,614	$(64,455,498)	$–	$–	$160,220	$124,250,695

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2014

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(64,455,498)	$(64,455,498)

(1)	Capital loss carryover is subject to annual limitations, $(23,370,699) should be available in the next fiscal year.

During the year ended December 31, 2014, the following capital loss carryovers were utilized by the Portfolio as indicated in the table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Janus Portfolio	$28,766,744

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Janus Portfolio	$470,633,053	$131,488,210	$(7,237,515)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

26 | DECEMBER 31, 2014

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$1,892,353	$41,931,778	$–	$–

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$4,299,455	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Janus Portfolio	$–	$545,045	$(545,045)

6.	Capital Share Transactions

	Janus Aspen Janus Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	291,148	270,005
Reinvested dividends and distributions	954,216	106,005
Shares repurchased	(1,849,249)	(1,869,564)
Net Increase/(Decrease) in Portfolio Shares	(603,885)	(1,493,554)
Shares Outstanding, Beginning of Period	12,679,208	14,172,762
Shares Outstanding, End of Period	12,075,323	12,679,208
Transactions in Portfolio Shares – Service Shares
Shares sold	269,077	277,787
Reinvested dividends and distributions	376,414	39,977
Shares repurchased	(1,096,799)	(2,051,746)
Net Increase/(Decrease) in Portfolio Shares	(451,308)	(1,733,982)
Shares Outstanding, Beginning of Period	5,064,257	6,798,239
Shares Outstanding, End of Period	4,612,949	5,064,257

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$353,570,874	$441,648,017	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

28 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

32 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

40 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Janus Portfolio	$41,931,778

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Janus Portfolio	100%

Janus Aspen Series | 43

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

44 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

46 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Aspen Janus Portfolio	5/11-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Assistant Director of Equity Research (2009-2014), Portfolio Manager (2006-2011) for Janus Aspen Global Technology Portfolio, and Research Analyst (2005-2009) for Janus Capital.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81297	109-02-81111 02-15

annual report
December 31, 2014

Janus Aspen Overseas Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Overseas Portfolio

Janus Aspen Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT I believe that company fundamentals drive share prices over the long term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned -11.87% and -12.10%, respectively, over the 12-month period ended December 31, 2014. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned -3.87%, and its secondary benchmark, the MSCI EAFE Index, returned -4.90% during the period.

While I am disappointed with the Portfolio’s performance, my investment approach has not changed. I am optimistic about my Portfolio because of the strong long-term prospects of our companies and their attractive stock valuations. I believe that the most important reason for the Portfolio’s underperformance during the past 12 months was that my opportunistic style of investment has been out of favor. During 2014, the market remained heavily momentum oriented. Companies with near-term visibility of earnings and cash flows, especially with near-term growth, performed extremely well, and in my opinion, rose to very high valuations.

Meanwhile, many stocks with a problematic or uncertain near-term dramatically underperformed, seemingly independent of extremely low valuations or longer-term growth prospects. The Janus Aspen Overseas Portfolio is overwhelmingly invested in companies with attractive long-term growth. Many of these holdings, however, are also cyclical businesses that are sensitive to, or perceived to be sensitive to, a slow-growth global economic environment and heightened geopolitical risks. Even in the cases where the economic environment has hurt shorter-term results, I believe these companies remain competitively advantaged and will emerge strongly positioned.

I like situations where fear and short-term noise provide opportunities to own companies with great long-term prospects at compelling valuations. In the long-term, I believe my shareholders will benefit. For example, the Portfolio has large relative exposure to emerging markets, energy stocks and cyclical companies, all areas that today are out of favor. I don’t try to predict sentiment, however, I have held onto key positions as long as we continue to believe in long-term fundamentals of our companies, and I have bought more out of favor stocks where we believe that the company’s long-term prospects and stock price are extremely disconnected.

I believe that, relative to the rest of the market, the valuations of a number of our holdings are as attractive as they were during the 2008-09 financial crisis. A modest easing of company specific or macro concerns can result in dramatic rebounds in these stocks as investors shift their focus away from short-term concerns and look at the longer-term growth potential and valuations of companies. Over the past few years, we have seen this re-rating happen to some of our very out of favor holdings. For example, during the European sovereign debt crisis, our European bank stocks, which had been very out of favor, rose sharply after the European Central Bank expressed a strong willingness to control the crisis. Similarly, our U.S. airlines sharply re-rated as the companies demonstrated that they could deliver solid earnings and cash flows even in a slow growth economic environment with high oil prices. And in India, which had been one of the world’s worst performing markets until the past year, the market soared in anticipation of a new leadership and a change in economic policy. Even in periods of underperformance, I will remain committed to buying stocks which undervalue long-term opportunities because of misplaced shorter term sentiment.

DETRACTORS FROM PERFORMANCE

Relative to its primary benchmark, the MSCI All Country World ex-U.S. Index, the Portfolio’s large overweight to the energy sector detracted significantly from relative returns during 2014. Consequently, on a country basis, our leading detractors included energy producers based in countries such as Canada and Brazil. Our Hong Kong holdings were also among relative detractors.

Although the sharp fall in our energy holdings was primarily related to the move in oil prices, mixed results in recent drilling endeavors also weighed on some stocks, namely Africa Oil, which was the Portfolio’s largest

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

individual detractor. Similarly, Ophir Energy reported disappointing drilling results. A potential acquisition outside Ophir’s core geography also had a negative impact on the stock. Pacific Rubiales was another detractor as production growth in new fields has been perceived as disappointing, yet we remain optimistic about the company’s long-term opportunities in Colombia and Mexico.

Currency detracted from the Portfolio’s absolute performance during the period primarily due to the fall in the Indian rupee and Brazilian real. The Portfolio’s hedge against Japanese yen exposure helped performance. For the past few years, I have hedged most of our yen exposure because I felt Japan’s high level of government debt would eventually lead to a weaker yen.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

CONTRIBUTORS TO PERFORMANCE

Relative contributors were led by our selection of industrial and health care stocks. While not represented in the benchmark, our U.S. holdings contributed most to relative performance, followed by our large overweight to Indian companies. On an individual basis, United Continental Holdings was the largest contributor to returns. The U.S. airline was a key beneficiary of rapidly falling crude prices, continued capacity discipline by the industry, and a general strengthening of the U.S. economy.

Jazz Pharmaceuticals aided portfolio performance. The Ireland-domiciled company continued to benefit from the merger and acquisition trend among specialty pharmaceutical companies. Sales of its key drug, Xyrem, also remained strong. Primarily used to treat a sleep disorder called narcolepsy, we believe that Xyrem has strong growth opportunities from new patients and price increases.

In the wake of the election of a reformist government in India, several stocks from that country were among our top contributors to performance. Adani Enterprises, an Indian power, ports and coal conglomerate, benefited from the strong equity market along with the continued solid growth in port volumes and a more favorable electricity regulatory environment.

INVESTMENT STRATEGY AND OUTLOOK

I was disappointed with the performance of the Portfolio during 2014. I believe the sell-off, particularly in the energy sector and in emerging markets, is overdone. At this juncture, I believe that the potential upside of many of our holdings is quite significant. On a long-term basis, compelling valuations and growth prospects rather than market fears will determine the stock prices of our holdings. At current levels, many energy stocks are pricing in extremely depressed, and I believe, extremely unrealistic long-term oil price scenarios. I believe that our energy holdings in particular offer extraordinary value today. In emerging markets, Indian companies stand to gain from reforms and acceleration in economic growth, and despite a slowdown, China remains a growth economy.

I too am a shareholder of Janus Aspen Overseas Portfolio, but more importantly, I am a steward of your money. I take my responsibility very seriously. I recognize that you have trusted me and Janus with your hard-earned savings.

One of the most important lessons I’ve learned in my 23 years at Janus is to believe in the process, especially in tough times. Despite a very difficult stretch, my conviction in the Portfolio is still strong. That conviction comes from our team’s tremendous, in-depth fundamental research. Markets obsessed with near-term predictability over long-term opportunity will not last forever. I believe strong franchises are on sale around the world. As markets once again take a longer-term view and focus more on valuation, and as our companies’ strong long-term growth prospects become more visible, I believe the Portfolio can once again perform to my expectations and to the expectations of my shareholders.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

2 | DECEMBER 31, 2014

(unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	3.57%
Jazz Pharmaceuticals PLC	1.22%
Adani Enterprises, Ltd.	1.10%
State Bank of India	1.09%
Axis Bank, Ltd.	0.80%

5 Bottom Performers – Holdings

Contribution

Africa Oil Corp.	–2.08%
Pacific Rubiales Energy Corp.	–1.68%
Ophir Energy PLC	–1.51%
Petroleo Brasileiro SA (ADR)	–1.33%
Athabasca Oil Corp.	–1.17%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	4.22%	14.05%	10.99%
Health Care	0.62%	7.29%	8.28%
Materials	0.38%	2.94%	8.38%
Other**	0.37%	1.26%	0.00%
Financials	0.03%	16.90%	26.94%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–8.41%	20.54%	8.97%
Consumer Discretionary	–2.35%	18.84%	10.75%
Information Technology	–2.22%	15.54%	6.93%
Consumer Staples	–0.55%	2.22%	9.88%
Utilities	–0.21%	0.42%	3.53%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

United Continental Holdings, Inc. Airlines	7.5%
Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	6.3%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	4.3%
Li & Fung, Ltd. Textiles, Apparel & Luxury Goods	3.8%
Jazz Pharmaceuticals PLC Pharmaceuticals	3.4%

25.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Emerging markets comprised 41.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

4 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	–11.87%	–0.53%	7.65%	9.54%	0.51%

Janus Aspen Overseas Portfolio – Service Shares	–12.10%	–0.78%	7.38%	9.40%	0.76%

MSCI All Country World ex-U.S. IndexSM	–3.87%	4.43%	5.13%	N/A**

MSCI EAFE® Index	–4.90%	5.33%	4.43%	4.85%

Morningstar Quartile – Institutional Shares	4th	4th	1st	1st

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	758/780	653/667	32/472	5/151

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$840.90	$2.46	$1,000.00	$1,022.53	$2.70	0.53%

Service Shares	$1,000.00	$839.80	$3.62	$1,000.00	$1,021.27	$3.97	0.78%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Common Stocks – 97.9%
Air Freight & Logistics – 1.7%
146,058	Panalpina Welttransport Holding AG	$19,615,335
Airlines – 7.5%
1,282,245	United Continental Holdings, Inc.*,†	85,769,368
Automobiles – 0.3%
1,129,300	SAIC Motor Corp., Ltd. – Class Aß	3,925,308
Beverages – 1.0%
175,583	Remy Cointreau SA	11,726,661
Capital Markets – 3.7%
1,543,883	Atlas Mara Co-Nvest, Ltd.*	12,976,337
977,520	Deutsche Bank AG	29,542,779

		42,519,116
Commercial Banks – 5.0%
2,252,358	Axis Bank, Ltd.	17,796,152
5,949,750	State Bank of India	29,118,176
1,099,898	TCS Group Holding PLC (GDR)	3,507,580
1,124,139	Turkiye Halk Bankasi A/S	6,649,111

		57,071,019
Construction & Engineering – 0.4%
9,553,400	Louis XIII Holdings, Ltd.	4,126,164
Food & Staples Retailing – 0.7%
686,446	X5 Retail Group NV (GDR)*	8,342,198
Food Products – 0.1%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß	1,321,817
Hotels, Restaurants & Leisure – 7.1%
15,094,007	Bwin.Party Digital Entertainment PLC	27,522,961
2,140,038	Cox & Kings, Ltd.	9,960,170
6,566,400	Melco Crown Philippines Resorts Corp.*	1,980,001
5,454,465	Melco International Development, Ltd.	11,942,818
302,885	Orascom Development Holding AG*	5,484,203
16,913,835	Shangri-La Asia, Ltd.	23,276,467

		80,166,620
Household Durables – 1.8%
6,586,500	MRV Engenharia e Participacoes SA	18,429,385
5,510,620	PDG Realty SA Empreendimentos e Participacoes	1,767,997

		20,197,382
Independent Power and Renewable Electricity Producers – 0.4%
7,057,844	Adani Power, Ltd.*	4,919,578
Industrial Conglomerates – 1.1%
26,620,002	Shun Tak Holdings, Ltd.	12,277,861
Information Technology Services – 1.0%
550,462	QIWI PLC (ADR)	11,113,828
Internet & Catalog Retail – 3.2%
569,191	Ctrip.com International, Ltd. (ADR)*	25,898,190
381,602	MakeMyTrip, Ltd.*	9,917,836

		35,816,026
Internet Software & Services – 5.0%
120,609	Alibaba Group Holding, Ltd. (ADR)*,#	12,536,099
265,187	Rocket Internet AG (144A)*,#	16,383,149
1,556,099	Youku Tudou, Inc. (ADR)*,#	27,714,123

		56,633,371
Media – 0.8%
1,441,452	Dalian Wanda Commercial Properties Co., Ltd. – Class H (144A)*	9,202,181
Metals & Mining – 3.2%
3,376,046	Hindustan Zinc, Ltd.	9,070,528
2,674,036	Outokumpu Oyj*,#	15,191,913
3,969,576	Turquoise Hill Resources, Ltd.*	12,269,288

		36,531,729
Oil, Gas & Consumable Fuels – 21.3%
7,337,848	Africa Oil Corp.*	15,225,324
848,054	Africa Oil Corp. (PP)*,§	1,840,046
5,626,009	Athabasca Oil Corp.*,#	12,545,298
3,089,500	Cairn Energy PLC	8,479,791
2,993,632	Cobalt International Energy, Inc.*,†	26,613,388
828,224	Euronav NV*	10,381,727
662,253	Gran Tierra Energy, Inc.*	2,542,960
4,411,425	Karoon Gas Australia, Ltd.*	8,645,681
8,107,588	Ophir Energy PLC*	17,602,039
2,932,669	Pacific Rubiales Energy Corp.#	18,154,016
1,070,612	Parex Resources, Inc.*	6,986,861
3,638,738	Petroleo Brasileiro SA (ADR)†,#	26,562,787
5,114,549	Reliance Industries, Ltd.	71,954,648
851,236	Trilogy Energy Corp.*,#	5,797,053
262,740	Whiting Petroleum Corp.*	8,670,420

		242,002,039
Pharmaceuticals – 6.3%
321,459	Endo International PLC*	23,183,623
5,161,800	Genomma Lab Internacional SAB de CV – Class B*	9,819,336
238,621	Jazz Pharmaceuticals PLC*,†	39,069,416

		72,072,375
Real Estate Investment Trusts (REITs) – 1.9%
4,945,900	Concentradora Fibra Hotelera Mexicana SA de CV	7,698,577
7,822,186	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	9,245,075
2,328,300	Prologis Property Mexico SA de CV	4,307,604

		21,251,256
Real Estate Management & Development – 7.1%
937,603	Countrywide PLC	6,376,326
11,891,350	DLF, Ltd.	25,554,485
86,676,732	Evergrande Real Estate Group, Ltd.#	34,955,283
853,148	Kennedy Wilson Europe Real Estate PLC	14,013,339

		80,899,433
Road & Rail – 1.2%
2,500,854	ALL – America Latina Logistica SA	4,758,905
1,689,834	Globaltrans Investment PLC (GDR)	8,580,289

		13,339,194
Semiconductor & Semiconductor Equipment – 4.3%
3,200,737	ARM Holdings PLC	49,279,738
Software – 2.9%
1,999,200	Nexon Co., Ltd.	18,644,074
135,200	Nintendo Co., Ltd.	14,093,072

		32,737,146

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2014

Shares		Value

Textiles, Apparel & Luxury Goods – 5.5%
103,389,939	Global Brands Group Holding, Ltd.*	$20,211,345
45,817,691	Li & Fung, Ltd.	42,853,464

		63,064,809
Thrifts & Mortgage Finance – 0.4%
644,834	Indiabulls Housing Finance, Ltd.	4,700,014
Trading Companies & Distributors – 3.0%
4,383,510	Adani Enterprises, Ltd.	33,553,374

Total Common Stocks (cost $1,331,104,016)		1,114,174,940

Investment Companies – 1.1%
Money Markets – 1.1%
11,978,338	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $11,978,338)	11,978,338

Investments Purchased with Cash Collateral From Securities Lending – 7.7%
87,782,384	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $87,782,384)	87,782,384

Total Investments (total cost $1,430,864,738) – 106.7%		1,213,935,662

Liabilities, net of Cash, Receivables and Other Assets – (6.7)%		(76,075,964)

Net Assets – 100%		$1,137,859,698

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$299,623,236	24.7%
India	216,544,961	17.8
China	115,553,001	9.5
Hong Kong	114,688,119	9.4
United Kingdom	109,260,855	9.0
Canada	72,817,886	6.0
Brazil	51,519,074	4.2
Germany	45,925,928	3.8
Japan	32,737,146	2.7
Russia	31,543,895	2.6
Switzerland	25,099,538	2.1
Mexico	21,825,517	1.8
Turkey	15,894,186	1.3
Finland	15,191,913	1.2
Virgin Islands (British)	12,976,337	1.1
France	11,726,661	1.0
Belgium	10,381,727	0.9
Australia	8,645,681	0.7
Philippines	1,980,001	0.2

Total	$1,213,935,662	100.0%

††	Includes Cash Equivalents of 7.2%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: Japanese Yen 1/8/15	1,040,000,000	$8,684,208	$95,451

HSBC Securities (USA), Inc.: Japanese Yen 1/15/15	1,110,000,000	9,269,371	111,982

JPMorgan Chase & Co.: Japanese Yen 1/22/15	682,500,000	5,699,809	18,973

RBC Capital Markets Corp.: Japanese Yen 1/29/15	755,000,000	6,305,724	49,495

Total		$29,959,112	$275,901

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

PP	Private Placement

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2014 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Overseas Portfolio	$25,585,330	2.2%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$147,381,790

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Africa Oil Corp. (PP)	10/17/13	$6,845,546	$1,840,046	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (continued)

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Overseas Portfolio
Janus Cash Collateral Fund LLC	–	452,850,061	(365,067,677)	87,782,384	$–	$1,698,996(1)	$87,782,384
Janus Cash Liquidity Fund LLC	10,292,000	372,690,106	(371,003,768)	11,978,338	–	12,302	11,978,338

Total					$–	$1,711,298	$99,760,722

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Overseas Portfolio
Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$–	$19,615,335	$–
Automobiles	–	3,925,308	–
Beverages	–	11,726,661	–
Capital Markets	12,976,337	29,542,779	–
Commercial Banks	–	57,071,019	–
Construction & Engineering	–	4,126,164	–
Food & Staples Retailing	–	8,342,198	–
Food Products	–	–	1,321,817
Hotels, Restaurants & Leisure	–	80,166,620	–
Household Durables	–	20,197,382	–
Independent Power and Renewable Electricity Producers	–	4,919,578	–
Industrial Conglomerates	–	12,277,861	–
Internet Software & Services	40,250,222	16,383,149	–
Metals & Mining	12,269,288	24,262,441	–
Oil, Gas & Consumable Fuels	123,098,107	118,903,932	–
Real Estate Investment Trusts (REITs)	12,006,181	9,245,075	–
Real Estate Management & Development	–	80,899,433	–
Road & Rail	–	13,339,194	–
Semiconductor & Semiconductor Equipment	–	49,279,738	–
Software	–	32,737,146	–
Textiles, Apparel & Luxury Goods	–	63,064,809	–
Thrifts & Mortgage Finance	–	4,700,014	–
Trading Companies & Distributors	–	33,553,374	–
All Other	213,973,778	–	–

Investment Companies	–	11,978,338	–

Investments Purchased with Cash Collateral From Securities Lending	–	87,782,384	–

Total Investments in Securities	$414,573,913	$798,039,932	$1,321,817

Other Financial Instruments(a):
Forward Currency Contracts	$–	$275,901	$–

Total Assets	$414,573,913	$798,315,833	$1,321,817

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

10 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen
Overseas
As of December 31, 2014	Portfolio

Assets:
Investments at cost	$1,430,864,738
Unaffiliated investments at value(1)	$1,114,174,940
Affiliated investments at value	99,760,722
Cash	767
Restricted cash (Note 1)	10,103,365
Forward currency contracts	275,901
Closed foreign currency contracts	94,440
Non-interested Trustees’ deferred compensation	23,222
Receivables:
Portfolio shares sold	5,877,482
Dividends	74,703
Dividends from affiliates	1,961
Foreign dividend tax reclaim	795,517
Other assets	119,933
Total Assets	1,231,302,953
Liabilities:
Collateral for securities loaned (Note 3)	87,782,384
Closed foreign currency contracts	12,957
Payables:
Investments purchased	4,067,778
Portfolio shares repurchased	631,878
Advisory fees	461,440
Portfolio administration fees	10,042
Transfer agent fees and expenses	535
12b-1 Distribution and shareholder servicing fees	169,945
Non-interested Trustees’ fees and expenses	8,287
Non-interested Trustees’ deferred compensation fees	23,222
Accrued expenses and other payables	274,787
Total Liabilities	93,443,255
Net Assets	$1,137,859,698
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,329,856,145
Undistributed net investment income/(loss)*	(841,467)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	25,621,198
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(216,776,178)
Total Net Assets	$1,137,859,698
Net Assets - Institutional Shares	$364,377,624
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,191,215
Net Asset Value Per Share	$32.56
Net Assets - Service Shares	$773,482,074
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	24,516,819
Net Asset Value Per Share	$31.55

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $82,826,180 of securities loaned. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Overseas
For the year ended December 31, 2014	Portfolio

Investment Income:
Affiliated securities lending income, net	$1,698,996
Dividends	26,459,604
Dividends from affiliates	12,302
Other income	494
Foreign tax withheld	(960,909)
Total Investment Income	27,210,487
Expenses:
Advisory fees	6,178,181
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,257,826
Other transfer agent fees and expenses:
Institutional Shares	1,609
Service Shares	1,110
Shareholder reports expense	142,805
Registration fees	34,998
Custodian fees	284,477
Professional fees	108,219
Non-interested Trustees’ fees and expenses	35,324
Portfolio administration fees	119,968
Other expenses	83,012
Total Expenses	9,247,529
Net Expenses	9,247,529
Net Investment Income/(Loss)	17,962,958
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	41,596,576
Swap contracts	(18,194,590)
Total Net Realized Gain/(Loss) on Investments	23,401,986
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(191,608,107)
Swap contracts	(5,554,541)
Total Change in Unrealized Net Appreciation/Depreciation	(197,162,648)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(155,797,704)

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$17,962,958	$15,253,709
Net realized gain/(loss) on investments	23,401,986	177,923,785
Change in unrealized net appreciation/depreciation	(197,162,648)	(3,438,815)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(155,797,704)	189,738,679
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,880,526)	(14,251,769)
Service Shares	(26,900,277)	(29,615,708)
Net Realized Gain from Investment Transactions*
Institutional Shares	(41,589,855)	–
Service Shares	(90,878,483)	–
Net Decrease from Dividends and Distributions to Shareholders	(172,249,141)	(43,867,477)
Capital Share Transactions:
Shares Sold
Institutional Shares	18,725,544	20,881,049
Service Shares	76,581,745	71,773,120
Reinvested Dividends and Distributions
Institutional Shares	54,470,381	14,251,769
Service Shares	117,778,760	29,615,708
Shares Repurchased
Institutional Shares	(58,428,572)	(119,910,821)
Service Shares	(171,441,258)	(243,707,047)
Net Increase/(Decrease) from Capital Share Transactions	37,686,600	(227,096,222)
Net Increase/(Decrease) in Net Assets	(290,360,245)	(81,225,020)
Net Assets:
Beginning of period	1,428,219,943	1,509,444,963
End of period	$1,137,859,698	$1,428,219,943

Undistributed Net Investment Income/(Loss)*	$(841,467)	$30,015,683

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$42.02	$37.96	$38.15	$57.10	$45.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.59(1)	1.40	0.98	0.42	0.41
Net gain/(loss) on investments (both realized and unrealized)	(4.74)	3.91	3.39	(18.65)	11.15
Total from Investment Operations	(4.15)	5.31	4.37	(18.23)	11.56
Less Distributions:
Dividends (from net investment income)*	(1.26)	(1.25)	(0.27)	(0.23)	(0.35)
Distributions (from capital gains)*	(4.05)	–	(4.29)	(0.49)	–
Total Distributions	(5.31)	(1.25)	(4.56)	(0.72)	(0.35)
Net Asset Value, End of Period	$32.56	$42.02	$37.96	$38.15	$57.10
Total Return	(11.87)%	14.56%	13.59%	(32.25)%	25.33%
Net Assets, End of Period (in thousands)	$364,378	$453,796	$492,360	$473,616	$751,518
Average Net Assets for the Period (in thousands)	$426,435	$458,592	$490,614	$632,218	$708,368
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.53%	0.51%	0.49%	0.65%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.53%	0.51%	0.49%	0.65%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.52%	1.23%	1.09%	0.66%	0.47%
Portfolio Turnover Rate	36%	30%	36%	32%	30%

Service Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$40.92	$37.03	$37.38	$56.04	$45.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(1)	1.12	0.87	0.27	0.20
Net gain/(loss) on investments (both realized and unrealized)	(4.60)	3.96	3.31	(18.25)	11.03
Total from Investment Operations	(4.12)	5.08	4.18	(17.98)	11.23
Less Distributions:
Dividends (from net investment income)*	(1.20)	(1.19)	(0.24)	(0.19)	(0.27)
Distributions (from capital gains)*	(4.05)	–	(4.29)	(0.49)	–
Total Distributions	(5.25)	(1.19)	(4.53)	(0.68)	(0.27)
Net Asset Value, End of Period	$31.55	$40.92	$37.03	$37.38	$56.04
Total Return	(12.10)%	14.28%	13.30%	(32.41)%	25.02%
Net Assets, End of Period (in thousands)	$773,482	$974,424	$1,017,085	$896,544	$1,475,804
Average Net Assets for the Period (in thousands)	$903,702	$971,802	$998,304	$1,232,913	$1,328,827
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.78%	0.76%	0.74%	0.90%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.78%	0.76%	0.74%	0.90%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.27%	0.99%	0.89%	0.41%	0.21%
Portfolio Turnover Rate	36%	30%	36%	32%	30%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in

Janus Aspen Series | 15

Notes to Financial Statements (continued)

foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2014, the Portfolio had restricted cash in the amount of $10,103,365. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value,

16 | DECEMBER 31, 2014

establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 1 to
Portfolio	Level 2

Janus Aspen Overseas Portfolio	$620,595,630

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests

Janus Aspen Series | 17

Notes to Financial Statements (continued)

in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

18 | DECEMBER 31, 2014

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the year, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward contracts during the year ended December 31, 2014.

Portfolio	Sold

Janus Aspen Overseas Portfolio	$89,497,855

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations recently enacted require the Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps. Swap contracts are reported as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Portfolio’s Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

During the year, the Portfolio entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price movement of

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Notes to Financial Statements (continued)

securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly market value amounts on total return swaps which are long the reference asset during the year ended December 31, 2014.

Portfolio	Long

Janus Aspen Overseas Portfolio	$(569,546)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted	Asset Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Overseas Portfolio
Currency Contracts	Forward currency contracts	$275,901

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Swap contracts	Total

Janus Aspen Overseas Portfolio
Currency Contracts	$9,325,404	$–	$9,325,404
Equity Contracts	–	(18,194,590)	(18,194,590)

Total	$9,325,404	$(18,194,590)	$(8,869,186)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Swap contracts	Total

Janus Aspen Overseas Portfolio
Currency Contracts	$(5,012,502)	$–	$(5,012,502)
Equity Contracts	–	(5,554,541)	(5,554,541)

Total	$(5,012,502)	$(5,554,541)	$(10,567,043)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit

20 | DECEMBER 31, 2014

rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended December 31, 2014, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Portfolio’s investments in A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

As of December 31, 2014, the Portfolio has allocated investment quota of $197,912. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always

Janus Aspen Series | 21

Notes to Financial Statements (continued)

the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

22 | DECEMBER 31, 2014

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of	Offsetting Asset or
Counterparty	Recognized Assets	Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$95,451	$–	$–	$95,451
Deutsche Bank AG	82,826,180	–	(82,826,180)	–
HSBC Securities (USA), Inc.	111,982	–	–	111,982
JPMorgan Chase & Co.	18,973	–	–	18,973
RBC Capital Markets Corp.	49,495	–	–	49,495

Total	$83,102,081	$–	$(82,826,180)	$275,901

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below

Janus Aspen Series | 23

Notes to Financial Statements (continued)

the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Overseas Portfolio	0.46

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

24 | DECEMBER 31, 2014

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Overseas Portfolio	$–	$29,969,656	$–	$(611,012)	$–	$(147,557)	$(221,207,534)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Overseas Portfolio	$1,435,143,196	$215,228,622	$(436,436,156)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$77,515,441	$94,733,700	$–	$(566,219)

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$43,867,476	$–	$–	$–

26 | DECEMBER 31, 2014

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Overseas Portfolio	$(566,072)	$(9,039,305)	$9,605,377

6.	Capital Share Transactions

	Janus Aspen Overseas Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	493,563	534,674
Reinvested dividends and distributions	1,408,595	398,613
Shares repurchased	(1,510,122)	(3,103,058)
Net Increase/(Decrease) in Portfolio Shares	392,036	(2,169,771)
Shares Outstanding, Beginning of Period	10,799,179	12,968,950
Shares Outstanding, End of Period	11,191,215	10,799,179
Transactions in Portfolio Shares – Service Shares
Shares sold	2,116,657	1,894,258
Reinvested dividends and distributions	3,139,093	851,348
Shares repurchased	(4,553,380)	(6,395,923)
Net Increase/(Decrease) in Portfolio Shares	702,370	(3,650,317)
Shares Outstanding, Beginning of Period	23,814,449	27,464,766
Shares Outstanding, End of Period	24,516,819	23,814,449

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$467,632,432	$587,339,961	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

28 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

32 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

40 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gains Distributions

Portfolio

Janus Aspen Overseas Portfolio	$94,733,700

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Overseas Portfolio	$815,909	$26,459,604

Janus Aspen Series | 43

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

44 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

46 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81194	109-02-81120 02-15

annual report
December 31, 2014

Janus Aspen Perkins
Mid Cap Value Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Perkins Mid Cap Value Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2014, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 8.77% and 8.44%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned 14.75%.

During the year, the benchmark experienced one meaningful correction in the fall, prior to rallying to all-time highs at year-end. We were pleased to hold up better during this brief period of volatility. Equity markets, however, quickly rebounded and our more defensive positioning hurt relative returns for the year. Interest-rate sensitive industries such as utilities and real estate investment trusts (REITs) were up 26% and 29%, respectively, in the index and our underweight in those areas detracted from relative performance. While our energy stocks held up better than those within the benchmark, our modest overweight hampered returns. Stock selection in consumer staples and materials was additive.

Over the course of the year, we trimmed positions in a wide variety of industries where we felt the reward-to-risk ratio was no longer compelling, as the Russell Midcap Value Index made new highs. We exited positions in energy, retail, and technology, to name a few. Purchases of new names also occurred in each of those areas as we felt the reward-to-risk trade-off was more attractive, and to take advantage of price weakness in the energy sector.

MARKET COMMENTARY

U.S. stocks had another strong year while the U.S. economy continued to gain steam, delivering nearly 5% GDP growth in the third quarter, with the unemployment rate falling to under 6% amid signs of wage growth. Persistently high underemployment, however, remains a troubling counterweight. Corporate balance sheets remained flush with cash but companies continued to add leverage by tapping financing at record low interest rates. Earnings growth also remained strong, coupled with equity valuations that appear buoyed by market optimism. All this occurred with central bank policy accommodation that remains very friendly to risk assets on a global basis although the Federal Reserve (Fed) could become less so in the coming year.

The recent fall in energy prices is likely a blessing, but could possibly be a curse as well. Short term, it should provide a boost in consumer spending, evidenced by early reports of healthy holiday retail activity. Longer term, however, a significant portion of U.S. capital expenditures are attributable to the energy complex, and less exploration and production activity could negatively impact the earnings of those firms with exposure. In addition, the U.S. shale revolution has stimulated economic activity in places such as North Dakota and Pennsylvania with high-paying jobs and local economies that have witnessed rising oil prices. Energy companies have also been active participants in the debt markets, particularly in high-yield issuance, and risks around substantially squeezed profits could spread to financial markets. Clearly, there are winners from lower crude prices, but the collateral damage could appear later. The added variable here is the geopolitical consequences of lower oil prices on volatile countries such as Russia, Venezuela and much of the Middle East. These risks seem to be reflected to some degree in the price of energy stocks, but the broader markets continued to march to new highs.

DETRACTORS

KBR, Inc. weighed the most on performance. In spite of strong growth in its backlog around its ammonia and oil and gas divisions, this global engineering and construction company ran into two issues that hurt the stock during the year. First, the company struggled with execution issues as numerous small projects posted charges during the course of the year. Second, the lack of big project wins in its gas monetization business hurt the company’s stock as investors grew concerned about its earnings outlook.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

While the company is extremely well positioned internationally in the liquefied natural gas (LNG) field, its lack of North American wins where shale gas has increased LNG’s attractiveness was noticeable. Given the lack of potential project wins and the continued execution challenges, we exited the position during the year.

SM Energy also detracted from performance. The North American exploration and production company with assets in Texas, Oklahoma and North Dakota declined due to the broader rout in the oil patch as West Texas Intermediate (WTI) and Brent crude oil prices fell 46% and 48%, respectively, in 2014. The company reported mixed earnings results throughout the year as operational hiccups in the first quarter led to weaker than expected production growth. The abrupt fall in global crude oil prices to levels not seen since the financial crisis in 2009 led to a weaker 2015 outlook for production and cash flows across the industry. We think that SM Energy’s current valuation reflects a very drastic downside case and we remain optimistic that the company’s improved operating performance in its core shale plays will continue to drive production growth. Additionally, the company’s solid balance sheet and commodity hedges should provide downside support if the current commodity cycle persists for much of 2015.

Global offshore contract drilling company, Ensco PLC, was another top detractor. Ensco’s shares underperformed for the year as the company took a $1.5 billion noncash impairment charge on some of its floaters as the book value of these rigs declined given challenging market conditions. Furthermore, day rates and rig utilization continued to soften throughout the year, further hurt by the significant decline in crude oil prices in the fourth quarter. We continue to own Ensco shares as we think that the company is one of the best operators in the industry, has a solid balance sheet and is trading at a compelling valuation.

CONTRIBUTORS

Canadian Pacific (CP) was our most significant contributor. Shares of the second largest Canadian railroad rallied during the year as new management reached their initial turnaround goals well ahead of schedule. Management aggressively reduced costs, improved service, vastly improved margins, and bought back 6% of its stock during 2014. In October management released second-phase goals that seek continued cost and productivity improvements, increased return of capital to shareholders, and also added an element of greater revenue growth as a result of their lower cost structure. The stock suffered a sharp year-end pullback given CP has the greatest exposure to crude oil and related products among the North American railroads (approximately 9% of total revenues). However, the combination of competitive cash production costs at its oil producers and take-or-pay rail contracts suggests that the impacts will be far less than many suspect. We continue to believe that CP is firmly on track to become the lowest-cost and one of the fastest-revenue growth railroads in North America with a keen focus on shareholder returns. As such, it remains a sizable holding.

The Pennsylvania-based utility PPL was also a key contributor as it increased during the year as the utility sector rallied due to price-earnings multiple expansion as U.S. Treasury yields fell significantly. PPL reported quarterly earnings ahead of investor expectations throughout the year. The company also came closer to achieving its goal of becoming a pure-play regulated utility as it announced the spin-off of its unregulated merchant generation business to shareholders. We continue to think that PPL’s stable and defensive regulated earnings stream can grow in line with its peers while providing downside protection, thus we continue to own the shares.

Alliant Energy Corporation also aided performance. The Wisconsin and Iowa utility outperformed its peer group as the company reported quarterly earnings that beat estimates, endorsed 2015 earnings guidance that was in line with consensus estimates, and announced an 8% increase to its 2015 annual dividend. The stock also benefited as the utility sector experienced further price to earnings multiple expansion as U.S. Treasury yields declined during the year. Alliant continues to be one of our largest holdings as the company is expected to grow earnings and dividends ahead of its peers while paying out a defensive 3.1% dividend yield and maintains a solid balance sheet.

MARKET OUTLOOK

As we look ahead, the factors that led us to the upcoming six-year anniversary of the bull market continue to be intact, namely unbelievably loose monetary policy on a global basis. However, the Fed has stated its intention, and has initiated the process, of slowly reducing the amount of liquidity flooded into the system. When looking at economic growth and recent jobs data, one could argue that the data set indicates the U.S. economy is doing just fine and that some accommodation can be curtailed. The counterargument is that the economy is still growing at a tepid pace for this point in a normal economic recovery and, given the large amount of debt in the system, central bankers fear debt deflation, so interest rates can stay lower for longer. There are certainly bright spots in the

2 | DECEMBER 31, 2014

(unaudited)

market though we believe they may not warrant the currently high level of investor optimism. While there may be more gains ahead, we believe there is also the potential for greater volatility, and therefore remain cautious in our Portfolio positioning. Aside from the energy segment, another source of potential volatility could originate from the Fed, both from communication to the market as well as its policy intentions. While we believe valuations are fair, if not slightly overvalued, there seems to be little room for error in equity prices.

With the U.S. equity market hitting new all-time highs this year, we are not finding compelling values. Optimism seems to be fully priced into stocks, as it has over the past few years, showing some disregard of risk and a large willingness to put more faith in market momentum instead of company fundamentals. Most troubling, in our opinion, is the broad complacency and thin trading volume lifting stock prices higher. There simply is not much real liquidity in the market to absorb prolonged selling pressures should any of the numerous macroeconomic tailwinds suddenly start to escalate and truly spook investors beyond a brief market dip. This is especially true in the fixed income markets where even the U.S. Treasury Department’s Office of Financial Research has noted excessive risk taking, declining market liquidity as a result of recent bank regulatory changes, and some financing activities moving to less transparent areas of the financial system as potential risks.

Small-cap stocks have had prolonged periods of volatility over the course of the year. If, as we expect, volatility begins to move up market capitalization, it could provide additional value potential, especially in mid-cap stocks. However, at this point in the cycle, we believe that mid-cap stocks remain the most overpriced market segment. Therefore, investors may want to refocus on bottom-up stock selection and downside protection. Looking ahead, we believe our portfolio remains well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd. (U.S. Shares)	0.67%
PPL Corp.	0.63%
Alliant Energy Corp.	0.60%
Casey’s General Stores, Inc.	0.60%
Allstate Corp.	0.59%

5 Bottom Performers – Holdings

Contribution

KBR, Inc.	–0.54%
SM Energy Co.	–0.36%
Ensco PLC – Class A	–0.31%
Noble Energy, Inc.	–0.29%
Kirby Corp.	–0.27%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	0.75%	7.48%	3.05%
Materials	0.38%	2.30%	6.19%
Health Care	–0.18%	10.08%	9.03%
Other**	–0.44%	3.51%	0.00%
Consumer Discretionary	–0.51%	5.93%	9.35%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	–1.60%	30.63%	32.40%
Energy	–1.07%	8.53%	6.17%
Industrials	–0.69%	15.21%	10.58%
Information Technology	–0.62%	9.00%	10.78%
Utilities	–0.61%	5.51%	11.94%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

PPL Corp. Electric Utilities	2.9%
Alliant Energy Corp. Multi-Utilities	2.5%
Republic Services, Inc. Commercial Services & Supplies	2.5%
Allstate Corp. Insurance	2.2%
Casey’s General Stores, Inc. Food & Staples Retailing	2.2%

12.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the May 1, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	8.77%	11.41%	8.55%	11.70%#	0.58%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	8.44%	11.09%	8.20%	11.08%*	0.83%

Russell Midcap® Value Index	14.75%	17.43%	9.43%	12.72%**

Morningstar Quartile – Service Shares	3rd	4th	3rd	3rd

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	297/475	399/417	206/350	200/318

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

See “Useful Information About Your Portfolio Report.”

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 -12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 -12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,013.90	$3.15	$1,000.00	$1,022.08	$3.16	0.62%

Service Shares	$1,000.00	$1,012.50	$4.41	$1,000.00	$1,020.82	$4.43	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Common Stocks – 95.4%
Aerospace & Defense – 0.9%
14,981	Rockwell Collins, Inc.	$1,265,595
Beverages – 2.3%
26,843	Dr Pepper Snapple Group, Inc.	1,924,106
17,524	Molson Coors Brewing Co. – Class B	1,305,889

		3,229,995
Capital Markets – 4.0%
26,900	Carlyle Group LP	739,750
13,404	Northern Trust Corp.	903,430
24,652	Raymond James Financial, Inc.	1,412,313
10,600	State Street Corp.	832,100
21,383	T Rowe Price Group, Inc.	1,835,944

		5,723,537
Chemicals – 0.7%
16,912	FMC Corp.	964,491
Commercial Banks – 5.4%
43,135	CIT Group, Inc.	2,063,147
67,756	Fifth Third Bancorp	1,380,529
15,764	First Republic Bank	821,620
11,578	M&T Bank Corp.	1,454,428
68,685	Zions Bancorporation	1,958,209

		7,677,933
Commercial Services & Supplies – 3.8%
90,009	Republic Services, Inc.	3,622,862
39,922	Tyco International PLC	1,750,979

		5,373,841
Communications Equipment – 1.1%
14,355	Motorola Solutions, Inc.	962,934
21,649	Ubiquiti Networks, Inc.	641,676

		1,604,610
Construction & Engineering – 0.5%
16,328	Jacobs Engineering Group, Inc.*	729,698
Consumer Finance – 1.0%
21,505	Discover Financial Services	1,408,362
Containers & Packaging – 1.9%
52,620	Crown Holdings, Inc.*	2,678,358
Electric Utilities – 2.9%
113,570	PPL Corp.	4,125,998
Electrical Equipment – 1.6%
76,652	Babcock & Wilcox Co.	2,322,556
Electronic Equipment, Instruments & Components – 1.6%
8,767	IPG Photonics Corp.	656,824
24,165	Keysight Technologies, Inc.*	816,052
12,171	Tech Data Corp.*	769,572

		2,242,448
Energy Equipment & Services – 2.0%
5,764	Dril-Quip, Inc.*	442,272
16,337	Ensco PLC – Class A	489,293
12,577	Oceaneering International, Inc.	739,654
23,847	Tidewater, Inc.	772,881
41,563	Weatherford International PLC*	475,896

		2,919,996
Food & Staples Retailing – 3.7%
34,786	Casey’s General Stores, Inc.	3,141,872
53,515	Sysco Corp.	2,124,010

		5,265,882
Food Products – 3.9%
17,109	Hershey Co.	1,778,138
17,779	JM Smucker Co.	1,795,324
25,806	McCormick & Co., Inc.	1,917,386

		5,490,848
Gas Utilities – 0.9%
24,685	AGL Resources, Inc.	1,345,579
Health Care Equipment & Supplies – 3.2%
21,755	Stryker Corp.	2,052,149
8,875	Varian Medical Systems, Inc.*	767,776
15,003	Zimmer Holdings, Inc.	1,701,641

		4,521,566
Health Care Providers & Services – 3.3%
23,186	Laboratory Corp. of America Holdings*	2,501,769
4,419	McKesson Corp.	917,296
27,659	Patterson Cos., Inc.	1,330,398

		4,749,463
Information Technology Services – 2.0%
21,709	Heartland Payment Systems, Inc.	1,171,200
15,451	Teradata Corp.*	674,900
29,747	Total System Services, Inc.	1,010,208

		2,856,308
Insurance – 8.3%
45,553	Allstate Corp.	3,200,098
35,117	Arthur J Gallagher & Co.	1,653,308
52,557	Marsh & McLennan Cos., Inc.	3,008,363
12,819	RenaissanceRe Holdings, Ltd.	1,246,263
49,521	Torchmark Corp.	2,682,553

		11,790,585
Life Sciences Tools & Services – 2.4%
24,467	Agilent Technologies, Inc.	1,001,679
15,281	Thermo Fisher Scientific, Inc.	1,914,557
3,867	Waters Corp.*	435,888

		3,352,124
Machinery – 0.8%
8,548	Valmont Industries, Inc.	1,085,596
Marine – 1.2%
20,894	Kirby Corp.*	1,686,982
Media – 1.5%
26,783	Omnicom Group, Inc.	2,074,879
Metals & Mining – 0.5%
36,809	Goldcorp, Inc. (U.S. Shares)	681,703
Multi-Utilities – 2.5%
54,602	Alliant Energy Corp.	3,626,665
Multiline Retail – 0.5%
11,763	Macy’s, Inc.	773,417
Oil, Gas & Consumable Fuels – 3.5%
13,983	Anadarko Petroleum Corp.	1,153,597
3,271	Cimarex Energy Co.	346,726
13,262	HollyFrontier Corp.	497,060
21,890	Noble Energy, Inc.	1,038,243

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments

As of December 31, 2014

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – (continued)
18,282	Plains GP Holdings LP – Class A	$469,482
11,823	SM Energy Co.	456,131
14,475	Western Gas Partners LP	1,057,399

		5,018,638
Pharmaceuticals – 1.9%
22,486	Teva Pharmaceutical Industries, Ltd. (ADR)	1,293,170
34,247	Zoetis, Inc.	1,473,648

		2,766,818
Real Estate Investment Trusts (REITs) – 10.4%
14,412	Alexandria Real Estate Equities, Inc.	1,278,921
9,361	AvalonBay Communities, Inc.	1,529,494
29,467	Equity Lifestyle Properties, Inc.	1,519,024
23,929	Home Properties, Inc.	1,569,742
28,417	Host Hotels & Resorts, Inc.	675,472
32,349	Plum Creek Timber Co., Inc.	1,384,214
30,532	Potlatch Corp.	1,278,375
9,633	Public Storage	1,780,660
44,390	Redwood Trust, Inc.	874,483
10,800	Taubman Centers, Inc.	825,336
66,660	Two Harbors Investment Corp.	667,933
40,205	Weyerhaeuser Co.	1,442,957

		14,826,611
Road & Rail – 3.0%
10,879	Canadian Pacific Railway, Ltd. (U.S. Shares)	2,096,275
19,728	CSX Corp.	714,745
12,547	Kansas City Southern	1,531,110

		4,342,130
Semiconductor & Semiconductor Equipment – 2.1%
14,770	Altera Corp.	545,604
24,755	Analog Devices, Inc.	1,374,397
22,442	Microchip Technology, Inc.	1,012,359

		2,932,360
Software – 3.9%
10,173	ANSYS, Inc.*	834,186
28,806	CA, Inc.	877,143
9,960	Check Point Software Technologies, Ltd.*	782,557
48,665	Informatica Corp.*	1,855,840
27,575	Synopsys, Inc.*	1,198,685

		5,548,411
Specialty Retail – 0.4%
44,896	Ascena Retail Group, Inc.*	563,894
Technology Hardware, Storage & Peripherals – 0.5%
18,622	NetApp, Inc.	771,882
Textiles, Apparel & Luxury Goods – 3.0%
9,153	PVH Corp.	1,173,140
11,092	Ralph Lauren Corp.	2,053,795
35,090	Steven Madden, Ltd.*	1,116,914

		4,343,849
Thrifts & Mortgage Finance – 0.8%
52,717	Washington Federal, Inc.	1,167,682
Wireless Telecommunication Services – 1.5%
54,816	Rogers Communications, Inc. – Class B	2,131,759

Total Common Stocks (cost $108,173,340)		135,983,049

Repurchase Agreements – 4.5%
$6,400,000	Undivided interest of 8% in a joint repurchase agreement (principal amount $81,900,000 with a maturity value of $81,900,228) with ING Financial Markets LLC, 0.0500%, dated 12/31/14, maturing 1/2/15 to be repurchased at $6,400,018 collateralized by $82,714,877 in U.S. Treasuries, 0.1250% – 4.3750%, 2/29/16 – 2/15/44, with a value of $83,542,988 (cost $6,400,000)	6,400,000

Total Investments (total cost $114,573,340) – 99.9%		142,383,049

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		192,657

Net Assets – 100%		$142,575,706

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$135,397,585	95.1%
Canada	4,909,737	3.4
Israel	2,075,727	1.5

Total	$142,383,049	100.0%

††	Includes Cash Equivalents of 4.5%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Perkins Mid Cap Value Portfolio
Assets
Investments in Securities:
Common Stocks	$135,983,049	$–	$–

Repurchase Agreements	–	6,400,000	–

Total Assets	$135,983,049	$6,400,000	$–

10 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
Value
As of December 31, 2014	Portfolio

Assets:
Investments at cost(1)	$114,573,340
Investments at value	$135,983,049
Repurchase agreements at value	6,400,000
Cash	95,657
Non-interested Trustees’ deferred compensation	2,924
Receivables:
Portfolio shares sold	24,168
Dividends	277,980
Interest	18
Other assets	1,973
Total Assets	142,785,769
Liabilities:
Payables:
Investments purchased	28,357
Portfolio shares repurchased	39,876
Advisory fees	63,191
Portfolio administration fees	1,254
Transfer agent fees and expenses	64
12b-1 Distribution and shareholder servicing fees	21,852
Non-interested Trustees’ fees and expenses	889
Non-interested Trustees’ deferred compensation fees	2,924
Accrued expenses and other payables	51,656
Total Liabilities	210,063
Net Assets	$142,575,706
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$101,085,335
Undistributed net investment income/(loss)*	950,261
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	12,730,155
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	27,809,955
Total Net Assets	$142,575,706
Net Assets - Institutional Shares	$42,509,232
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,265,257
Net Asset Value Per Share	$18.77
Net Assets - Service Shares	$100,066,474
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,441,030
Net Asset Value Per Share	$18.39

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $6,400,000.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Perkins
Mid Cap
Value
For the year ended December 31, 2014	Portfolio

Investment Income:
Interest	$2,283
Dividends	3,164,173
Other income	25
Foreign tax withheld	(27,757)
Total Investment Income	3,138,724
Expenses:
Advisory fees	719,625
12b-1 Distribution and shareholder servicing fees:
Service Shares	251,227
Other transfer agent fees and expenses:
Institutional Shares	692
Service Shares	488
Shareholder reports expense	28,292
Registration fees	21,508
Custodian fees	15,610
Professional fees	58,865
Non-interested Trustees’ fees and expenses	3,683
Portfolio administration fees	13,064
Other expenses	26,378
Total Expenses	1,139,432
Net Expenses	1,139,432
Net Investment Income/(Loss)	1,999,292
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	13,041,875
Total Net Realized Gain/(Loss) on Investments	13,041,875
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,512,698)
Total Change in Unrealized Net Appreciation/Depreciation	(3,512,698)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,528,469

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
	Portfolio
For each year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$1,999,292	$1,446,815
Net realized gain/(loss) on investments	13,041,875	14,196,811
Change in unrealized net appreciation/depreciation	(3,512,698)	16,908,468
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,528,469	32,552,094
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(586,731)	(547,122)
Service Shares	(1,256,794)	(1,094,505)
Net Realized Gain from Investment Transactions*
Institutional Shares	(4,053,085)	(873,788)
Service Shares	(9,773,119)	(1,911,967)
Net Decrease from Dividends and Distributions to Shareholders	(15,669,729)	(4,427,382)
Capital Share Transactions:
Shares Sold
Institutional Shares	11,140,990	13,300,288
Service Shares	7,440,625	21,570,337
Reinvested Dividends and Distributions
Institutional Shares	4,639,816	1,420,910
Service Shares	11,029,913	3,006,472
Shares Repurchased
Institutional Shares	(17,238,797)	(20,318,051)
Service Shares	(20,271,847)	(25,788,356)
Net Increase/(Decrease) from Capital Share Transactions	(3,259,300)	(6,808,400)
Net Increase/(Decrease) in Net Assets	(7,400,560)	21,316,312
Net Assets:
Beginning of period	149,976,266	128,659,954
End of period	$142,575,706	$149,976,266

Undistributed Net Investment Income/(Loss)*	$950,261	$588,314

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior period amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$19.30	$15.81	$15.37	$15.91	$13.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(1)	0.24	0.24	0.16	0.13
Net gain/(loss) on investments (both realized and unrealized)	1.35	3.82	1.37	(0.58)	2.03
Total from Investment Operations	1.65	4.06	1.61	(0.42)	2.16
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.22)	(0.15)	(0.12)	(0.10)
Distributions (from capital gains)*	(1.91)	(0.35)	(1.02)	–	–
Total Distributions	(2.18)	(0.57)	(1.17)	(0.12)	(0.10)
Net Asset Value, End of Period	$18.77	$19.30	$15.81	$15.37	$15.91
Total Return	8.77%	26.09%	11.14%	(2.64)%	15.66%
Net Assets, End of Period (in thousands)	$42,509	$44,998	$41,829	$41,295	$38,892
Average Net Assets for the Period (in thousands)	$43,239	$44,335	$41,170	$42,054	$35,949
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.62%	0.58%	0.58%	0.83%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.62%	0.58%	0.58%	0.83%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.57%	1.19%	1.51%	0.97%	0.99%
Portfolio Turnover Rate	53%	71%	49%	52%	65%

Service Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each year ended December 31	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.98	$15.57	$15.18	$15.74	$13.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.16	0.19	0.11	0.08
Net gain/(loss) on investments (both realized and unrealized)	1.32	3.80	1.35	(0.58)	2.01
Total from Investment Operations	1.56	3.96	1.54	(0.47)	2.09
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.20)	(0.13)	(0.09)	(0.07)
Distributions (from capital gains)*	(1.91)	(0.35)	(1.02)	–	–
Total Distributions	(2.15)	(0.55)	(1.15)	(0.09)	(0.07)
Net Asset Value, End of Period	$18.39	$18.98	$15.57	$15.18	$15.74
Total Return	8.44%	25.81%	10.79%	(2.98)%	15.28%
Net Assets, End of Period (in thousands)	$100,066	$104,978	$86,831	$78,895	$82,754
Average Net Assets for the Period (in thousands)	$100,500	$98,703	$84,211	$83,879	$76,667
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.87%	0.83%	0.86%	1.19%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.87%	0.83%	0.86%	1.19%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.31%	0.93%	1.22%	0.63%	0.61%
Portfolio Turnover Rate	53%	71%	49%	52%	65%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from

Janus Aspen Series | 15

Notes to Financial Statements (continued)

foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

16 | DECEMBER 31, 2014

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

18 | DECEMBER 31, 2014

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$6,400,000	$–	$(6,400,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended December 31, 2014, is:

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.50

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015.

	New	Previous
	Expense	Expense
	Limit (%)	Limit (%)
	(May 1, 2014	(until May
Portfolio	to present)	1, 2014)

Janus Aspen Perkins Mid Cap Value Portfolio	0.77	0.86

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is

20 | DECEMBER 31, 2014

reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$953,184	$12,998,541	$–	$–	$–	$(2,677)	$27,541,323

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$114,841,726	$30,061,489	$(2,520,166)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$4,796,397	$10,873,332	$–	$–

Janus Aspen Series | 21

Notes to Financial Statements (continued)

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$1,641,628	$2,785,754	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$–	$206,180	$(206,180)

5.	Capital Share Transactions

	Janus Aspen Perkins Mid Cap Value Portfolio
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	590,115	753,806
Reinvested dividends and distributions	250,727	81,630
Shares repurchased	(907,107)	(1,150,084)
Net Increase/(Decrease) in Portfolio Shares	(66,265)	(314,648)
Shares Outstanding, Beginning of Period	2,331,522	2,646,170
Shares Outstanding, End of Period	2,265,257	2,331,522
Transactions in Portfolio Shares – Service Shares
Shares sold	396,786	1,238,440
Reinvested dividends and distributions	607,579	175,645
Shares repurchased	(1,095,665)	(1,459,295)
Net Increase/(Decrease) in Portfolio Shares	(91,300)	(45,210)
Shares Outstanding, Beginning of Period	5,532,330	5,577,540
Shares Outstanding, End of Period	5,441,030	5,532,330

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$72,180,025	$87,013,701	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

22 | DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

Janus Aspen Series | 23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

24 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

26 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

28 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

30 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

32 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

34 | DECEMBER 31, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

36 | DECEMBER 31, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	$10,873,332

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	51%

38 | DECEMBER 31, 2014

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

40 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81411	109-02-81122 02-15

annual report
December 31, 2014

Janus Aspen Preservation Series – Growth (formerly named Janus Aspen Protected Series – Growth)

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Preservation Series – Growth

Janus Aspen Preservation Series - Growth (unaudited)

PORTFOLIO SNAPSHOT
Janus Aspen Preservation Series – Growth is a growth Portfolio with a protection feature that seeks to minimize and cap losses. This is the only U.S. Portfolio that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE

For the one-year period ending December 31, 2014, Janus Aspen Preservation Series – Growth Institutional Shares and Service Shares returned 7.94% and 7.58%, respectively. The Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 13.05% and its secondary benchmark, the Preservation Series – Growth Blended Index, returned 7.77% during the same period.

INVESTMENT ENVIRONMENT

U.S. equity markets enjoyed strong gains during the year, lifted by signs that the U.S. economy was improving and that Europe’s economy was slowly recovering. Loose monetary policy also provided a supportive backdrop for equities during the year, though fears about how and when the Federal Reserve (Fed) would taper its quantitative easing program caused bouts of volatility. However, stocks climbed at the end of December when the Fed’s announcement about tapering was more gradual than expected.

PERFORMANCE DISCUSSION

As volatility picked up late in the year, we decreased our exposure to equities. We entered the year at 98.61% exposure to equities and ended at 93.99% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component contributed to the Portfolio’s underperformance of its benchmark.

The protection component can be comprised of cash and cash equivalents, U.S. Treasurys, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Portfolio can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared to falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Portfolio’s ability to respond to changing equity market conditions and the Portfolio’s ability to capture certain market gains when the allocations are weighted more heavily to the protection component.

During the course of the year, the average allocation to the protection component was approximately 7.15%. That level was higher than our allocation at the beginning or end of the period because we significantly increased our allocation to the protection component when volatility spiked in mid-October. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance, as it did during the year.

In addition to the protection component allocation, the Portfolio has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Portfolio rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While the protection component played a role in our underperformance this year, our equity holdings in the Portfolio performed in line with our primary benchmark. As part of our investment process, we seek companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable competitive edge in an attractive, growing industry, or a strong management team with a clear vision for the future of their company. We believe that over a long time horizon, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market. In 2013 and early this year, we noted that returns in equity markets were driven largely by multiple expansions, and that underlying company-specific fundamentals were playing a smaller role in driving returns. This is not our ideal environment for relative outperformance, and we had stated that we expected relative performance to improve once company-specific

Janus Aspen Series | 1

Janus Aspen Preservation Series - Growth (unaudited)

fundamentals returned to the spotlight. While we underperformed the benchmark for the 12-month period, we were pleased to close the year by gaining significant ground on the index in the final six months, as company-specific fundamentals mattered again and the market began to recognize what we believe are notable competitive advantages that stand out for the companies in our Portfolio.

For many of those stocks that were detractors from our performance this year, we continue to have a high degree of conviction in the long-term potential for the company. Colfax Corp., for example, was our largest detractor. The diversified manufacturing and engineering company provides gas- and fluid-handling and fabrication technology products to industrial customers worldwide. Performance suffered largely due to weaker demand from some of its end market in Europe and also in the oil and gas industry. Despite weakness in Europe, we continue to like the company. The chairman of Colfax’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would then grow earnings by consolidating these fragmented industries, and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which we believe should lead to steady earnings growth over time.

Noble Energy was another detractor. While falling oil prices were a headwind for Noble and other companies in the oil industry, we think there are some important differences that set Noble apart from most other exploration and production companies. We like that Noble has a diversified, global production base, making the company less exposed than other energy companies to a single commodity price in one region. We also believe Noble does a good job of finding potentially productive oil fields sooner, and therefore at a lower price than its competitors. This is because the company takes a longer-term view to acquiring productive oil fields. Companies that take a shorter-term view tend to pay higher for fields that will provide a more immediate boost to earnings. While oil prices are a near-term headwind, we continue to like the company’s long-term outlook.

Whole Foods was also a detractor. We continue to believe that U.S. consumers will want to be more aware of what is going into the food they eat and the personal care products they use, which should benefit Whole Foods. We also believe Whole Foods can continue to gain market share and will be aggressive in acquiring store sites and consumers from competitors to grow long term. However, we also recognize that effort will lead to slower earnings growth over the short-to-intermediate term. We are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

While the aforementioned stocks were a drag on performance, we were pleased by the results of most companies in our portfolio. Apple was our top contributor. This stock was boosted by strong demand for its new product, the iPhone 6. After strong gains over the course of the year we have trimmed our position in the company. Heading into the end of the year, we had maintained an overweight to Apple, believing that the value of Apple’s ecosystem was misunderstood by the market. Our basic view is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. Recent innovations by the company, such as its mobile pay service, further entrench customers into Apple’s ecosystem. We see evidence of this trend by the fact that household spending on Apple products continues to increase. While we still like the company, we feel the value of Apple’s ecosystem is better understood by the marketplace today.

Home Depot was another company that turned in impressive results this year and was a significant contributor to performance. We believe an improving economy and stronger housing market will provide a tailwind for Home Depot over the next three to five years. We also like that Home Depot operates in a market with very few competitors. Further, the company is at less risk of disruption from the migration of online sales, since most of its products don’t ship as easily.

Canadian Pacific was another large contributor. The transformation the company has experienced since 2012 began under a new CEO that year, who focused the efforts of the company on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. Since then, the CEO has put in a fully capable team around him to execute on each of the above points, and success in each category continues to drive the outperformance we have seen. Service metrics such as on-time deliveries and velocity have improved, operating margins have increased dramatically with more opportunity to expand and the company has driven new revenues from such markets as

2 | DECEMBER 31, 2014

(unaudited)

domestic Canada container traffic, grain and crude by rail. More recently, a new CFO has joined the company and had a positive impact on driving better capital allocation decisions, including commencing a share repurchase program that further benefits shareholders.

DERIVATIVES

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to manage the risks and potentially enhance the performance of the Portfolio. Derivatives, primarily options, are used in the Portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it, and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and manage the risk in the Portfolio. During the period, this strategy detracted from relative results.

Please see the “Notes to Financial Statements” for a discussion of derivatives and hedging techniques used by the Portfolio.

OUTLOOK

We like how our portfolio is positioned relative to the benchmark heading into 2015. For much of the last three years, a number of defensive, mega-cap companies with slower earnings growth had large contributions to the index’s performance. Despite their slower growth rates, these companies saw considerable multiple expansions due to a steadily improving economic outlook. These are not the types of companies we tend to emphasize in our portfolio. Instead, we typically favor companies with a steady, but higher growth rate in the range of 10% to 15% annually. These companies often have competitive advantages that should allow them to maintain those growth rates even when the economy is softer.

Today, many of the slower growing mega-cap stocks trade at similar multiples to the “steady eddy” growers we tend to favor. With market valuations not overly priced, but near the higher end of historical averages, we expect earnings growth to be needed to drive further stock price appreciation. In our view, that should favor the types of steady, faster growing companies we tend to own.

Thank you for your investment in Janus Aspen Preservation Series – Growth.

Janus Aspen Series | 3

Janus Aspen Preservation Series - Growth (unaudited)

Janus Aspen Preservation Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.72%
Home Depot, Inc.	0.74%
Canadian Pacific Railway, Ltd.	0.68%
Sensata Technologies Holding NV	0.66%
Celgene Corp.	0.62%

5 Bottom Performers – Holdings

Contribution

Colfax Corp.	–0.50%
S&P 500® E-mini Future – expires March 2015	–0.45%
S&P 500® E-mini Future – expired June 2014	–0.38%
Noble Energy, Inc.	–0.28%
Whole Foods Market, Inc.	–0.26%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	0.59%	3.58%	5.34%
Energy	0.30%	2.91%	5.15%
Materials	0.27%	3.58%	4.35%
Health Care	0.22%	15.84%	13.13%
Utilities	–0.03%	–0.06%	0.12%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Protection Component**	–2.52%	5.82%	0.00%
Consumer Staples	–0.79%	6.14%	11.10%
Industrials	–0.29%	13.53%	12.20%
Consumer Discretionary	–0.20%	17.43%	18.77%
Information Technology	–0.11%	30.66%	27.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	5.9%
Comcast Corp. – Class A Media	3.0%
Endo International PLC Pharmaceuticals	2.7%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	2.7%
Cadence Design Systems, Inc. Software	2.6%

16.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Other (1.9)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Preservation Series - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014			Expense Ratios – per the May 1, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Preservation Series – Growth – Institutional Shares	7.94%	14.04%	3.95%	1.37%

Janus Aspen Preservation Series – Growth – Service Shares	7.58%	13.74%	4.20%	1.62%

Russell 1000® Growth Index	13.05%	19.75%

Preservation Series – Growth Blended Index	7.77%	11.60%

Morningstar Quartile – Institutional Shares	3rd	4th

Morningstar Ranking – based on total returns for Large Growth Funds	1,330/1,760	1,663/1,698

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2015, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Portfolio is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas, the Capital Protection Provider, as described in the Notes to Financial Statements.

The Capital Protection Agreement is a financial product that is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Portfolio and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Portfolio transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and commence the liquidation process as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

The Portfolio uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 28, 2014, Janus Aspen Protected Series – Growth changed its name to Janus Aspen Preservation Series – Growth. Additionally the Portfolio changed the name of its secondary benchmark index from Protected Series – Growth Blended Index to Preservation Series – Growth Blended Index.

*	The Portfolio’s inception date – January 3, 2012

Janus Aspen Series | 7

Janus Aspen Preservation Series - Growth (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; the capital protection fee; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Institutional Shares	$1,000.00	$1,053.30	$7.14	$1,000.00	$1,018.25	$7.02	1.38%

Service Shares	$1,000.00	$1,051.30	$8.43	$1,000.00	$1,016.99	$8.29	1.63%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2014

Janus Aspen Preservation Series – Growth(1)

Schedule of Investments

As of December 31, 2014

Shares/Principal/Contract Amounts		Value

Common Stocks – 94.0%
Aerospace & Defense – 3.5%
1,031	Honeywell International, Inc.	$103,017
628	Precision Castparts Corp.	151,273

		254,290
Auto Components – 0.6%
605	Delphi Automotive PLC	43,996
Beverages – 1.0%
1,045	Diageo PLC	29,968
204	Pernod Ricard SA	22,616
397	SABMiller PLC	20,543

		73,127
Biotechnology – 7.1%
805	Amgen, Inc.	128,228
440	Biogen Idec, Inc.*	149,358
981	Celgene Corp.*	109,735
385	Medivation, Inc.*	38,350
823	Pharmacyclics, Inc.*	100,620

		526,291
Chemicals – 4.0%
1,086	Air Products & Chemicals, Inc.	156,634
393	Monsanto Co.	46,952
410	PPG Industries, Inc.	94,771

		298,357
Communications Equipment – 2.6%
1,196	Motorola Solutions, Inc.	80,227
1,493	QUALCOMM, Inc.	110,975

		191,202
Electrical Equipment – 2.0%
2,854	Sensata Technologies Holding NV*	149,578
Electronic Equipment, Instruments & Components – 0.6%
785	Amphenol Corp. – Class A	42,241
Food & Staples Retailing – 1.9%
615	Kroger Co.	39,489
1,137	Sysco Corp.	45,127
1,097	Whole Foods Market, Inc.	55,311

		139,927
Food Products – 0.8%
569	Hershey Co.	59,136
Health Care Equipment & Supplies – 2.1%
2,872	Boston Scientific Corp.*	38,054
1,044	Zimmer Holdings, Inc.	118,410

		156,464
Health Care Providers & Services – 1.0%
1,422	Catamaran Corp. (U.S. Shares)*	73,589
Health Care Technology – 1.2%
587	athenahealth, Inc.*	85,526
Hotels, Restaurants & Leisure – 3.5%
73	Chipotle Mexican Grill, Inc.*	49,969
2,572	Dunkin’ Brands Group, Inc.	109,696
1,151	Starbucks Corp.	94,440

		254,105
Household Products – 0.6%
583	Colgate-Palmolive Co.	40,338
Information Technology Services – 3.7%
1,656	MasterCard, Inc. – Class A	142,681
500	Visa, Inc. – Class A	131,100

		273,781
Insurance – 1.3%
1,045	Aon PLC	99,097
Internet & Catalog Retail – 2.0%
277	Amazon.com, Inc.*	85,967
375	Ctrip.com International, Ltd. (ADR)*	17,062
41	Priceline Group, Inc.*	46,749

		149,778
Internet Software & Services – 7.0%
408	Alibaba Group Holding, Ltd. (ADR)*	42,407
344	CoStar Group, Inc.*	63,169
1,701	Facebook, Inc. – Class A*	132,712
168	Google, Inc. – Class A*	89,151
312	Google, Inc. – Class C*	164,237
98	LinkedIn Corp. – Class A*	22,512

		514,188
Machinery – 1.7%
2,450	Colfax Corp.*	126,346
Media – 5.6%
3,762	Comcast Corp. – Class A	218,233
3,536	Twenty-First Century Fox, Inc. – Class A	135,800
641	Walt Disney Co.	60,376

		414,409
Oil, Gas & Consumable Fuels – 1.7%
977	Antero Resources Corp.*	39,647
124	EOG Resources, Inc.	11,417
1,052	Noble Energy, Inc.	49,896
779	Southwestern Energy Co.*	21,259

		122,219
Personal Products – 0.4%
425	Estee Lauder Cos., Inc. – Class A	32,385
Pharmaceuticals – 8.6%
1,868	Bristol-Myers Squibb Co.	110,268
2,785	Endo International PLC*	200,854
732	Jazz Pharmaceuticals PLC*	119,851
454	Mallinckrodt PLC*	44,960
231	Perrigo Co. PLC	38,614
516	Salix Pharmaceuticals, Ltd.*	59,309
439	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	62,825

		636,681
Professional Services – 0.9%
1,001	Verisk Analytics, Inc. – Class A*	64,114
Real Estate Investment Trusts (REITs) – 1.7%
1,301	American Tower Corp.	128,604
Real Estate Management & Development – 0.7%
1,529	CBRE Group, Inc. – Class A*	52,368
Road & Rail – 2.4%
460	Canadian Pacific Railway, Ltd.	88,614
754	Union Pacific Corp.	89,824

		178,438

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Preservation Series – Growth(1)

Schedule of Investments

As of December 31, 2014

Shares/Principal/Contract Amounts		Value

Semiconductor & Semiconductor Equipment – 5.0%
12,880	ARM Holdings PLC	$198,305
5,691	Atmel Corp.*	47,776
3,517	Freescale Semiconductor, Ltd.*	88,734
1,410	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	31,556

		366,371
Software – 6.6%
365	ANSYS, Inc.*	29,930
10,227	Cadence Design Systems, Inc.*	194,006
1,258	NetSuite, Inc.*	137,336
2,164	Salesforce.com, Inc.*	128,347

		489,619
Specialty Retail – 4.8%
64	AutoZone, Inc.*	39,623
1,438	Home Depot, Inc.	150,947
3,344	Sally Beauty Holdings, Inc.*	102,794
865	TJX Cos., Inc.	59,322

		352,686
Technology Hardware, Storage & Peripherals – 5.9%
3,908	Apple, Inc.†	431,365
Textiles, Apparel & Luxury Goods – 0.4%
509	Gildan Activewear, Inc.	28,784
Trading Companies & Distributors – 0.6%
578	MSC Industrial Direct Co., Inc. – Class A	46,963
Wireless Telecommunication Services – 0.5%
1,464	T-Mobile U.S., Inc.	39,440

Total Common Stocks (cost $5,822,932)		6,935,803

U.S. Treasury Notes/Bonds – 0.4%
$15,000	0.8750%, 11/30/16	15,066
15,000	1.3750%, 12/31/18	14,941

Total U.S. Treasury Notes/Bonds (cost $30,002)		30,007

Investment Companies – 7.5%
Money Markets – 7.5%
557,763	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $557,763)	557,763

Capital Protection Agreement – 0%
1	Janus Aspen Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc. exercise price at 12/31/14 $9.85-$9.93*,§ (cost $0)	0

Total Investments (total cost $6,410,697) – 101.9%		7,523,573

Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(142,465)

Net Assets – 100%		$7,381,108

(1)	Formerly named Janus Aspen Protected Series - Growth.

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$6,907,304	91.8%
Canada	253,812	3.4
United Kingdom	248,816	3.3
China	59,469	0.8
Taiwan	31,556	0.4
France	22,616	0.3

Total	$7,523,573	100.0%

Schedule of OTC Purchased Options – Zero Strike Calls

			Unrealized
Counterparty/	Premium to		Appreciation/
Reference Asset	be Paid	Value	(Depreciation)

BNP Paribas: BNP IVIX Index expires June 2015 58,868 contracts exercise price $0.00	$(140,536)	$137,433	$(3,103)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

Preservation Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Preservation Series – Growth	$143,494

°°	Rate shown is the 7-day yield as of December 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Preservation Series – Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Unless otherwise indicated, all information in the table is for the year ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Aspen Preservation Series – Growth
Janus Cash Liquidity Fund LLC	98,514	4,050,249	(3,591,000)	557,763	$–	$291	$557,763

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Preservation Series – Growth
Assets
Investments in Securities:
Common Stocks
Beverages	$–	$73,127	$–
Semiconductor & Semiconductor Equipment	168,066	198,305	–
All Other	6,496,305	–	–

U.S. Treasury Notes/Bonds	–	30,007	–

Investment Companies	–	557,763	–

Total Investments in Securities	$6,664,371	$859,202	$–

Other Financial Instruments(a):
Capital Protection Agreement	$–	$–	$0

Total Assets	$6,664,371	$859,202	$0

Liabilities
Other Financial Instruments(a):
OTC Purchased Options – Zero Strike Calls	$–	$3,103	$–

(a)	Other financial instruments include the capital protection agreement, forward currency, futures, written options, zero strike options, and swap contracts. Forward currency contracts and zero strike options are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. The capital protection agreement, written options, and swap contracts are reported at their market value at measurement date.

12 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Aspen
Preservation
As of December 31, 2014	Series - Growth(1)

Assets:
Investments at cost	$6,410,697
Unaffiliated investments at value	$6,965,810
Affiliated investments at value	557,763
Capital protection agreement (Note 1)	0
Cash	994
Non-interested Trustees’ deferred compensation	151
Receivables:
Dividends	4,534
Dividends from affiliates	48
Foreign dividend tax reclaim	312
Interest	13
Due from adviser	27,290
Other assets	96
Total Assets	7,557,011
Liabilities:
Purchased options - zero strike calls(2)	3,103
Payables:
Investments purchased	92,403
Advisory fees	4,136
Capital protection fee	3,878
Portfolio administration fees	64
12b-1 Distribution and shareholder servicing fees	805
Non-interested Trustees’ fees and expenses	43
Non-interested Trustees’ deferred compensation fees	151
Accrued expenses and other payables	71,320
Total Liabilities	175,903
Net Assets	$7,381,108
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$6,218,651
Undistributed net investment income/(loss)*	(76)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	52,752
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,109,781
Total Net Assets	$7,381,108
Net Assets - Institutional Shares	$3,704,425
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	302,431
Net Asset Value Per Share	$12.25
Protected Net Asset Value Per Share(3)	$9.93
Net Assets - Service Shares	$3,676,683
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	302,838
Net Asset Value Per Share	$12.14
Protected Net Asset Value Per Share(3)	$9.85

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Protected Series - Growth.
(2)	Premium to be paid $140,536.
(3)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Preservation
For the year ended December 31, 2014	Series - Growth(1)

Investment Income:
Interest	$381
Dividends	60,972
Dividends from affiliates	291
Foreign tax withheld	(451)
Total Investment Income	61,193
Expenses:
Advisory fees	44,480
12b-1 Distribution and shareholder servicing fees:
Service Shares	8,660
Other transfer agent fees and expenses:
Institutional Shares	411
Service Shares	404
Capital protection fee	42,503
Shareholder reports expense	49,959
Registration fees	36,577
Custodian fees	14,886
Professional fees	57,797
Non-interested Trustees’ fees and expenses	184
Portfolio administration fees	636
Accounting systems fee expense	16,218
Other expenses	163
Total Expenses	272,878
Less: Excess Expense Reimbursement	(167,969)
Net Expenses	104,909
Net Investment Income/(Loss)	(43,716)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,040,232
Futures contracts	(38,337)
Purchased options - zero strike calls	(36,283)
Total Net Realized Gain/(Loss) on Investments	965,612
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(397,605)
Purchased options - zero strike calls	7,256
Total Change in Unrealized Net Appreciation/Depreciation	(390,349)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$531,547

(1)	Formerly named Janus Aspen Protected Series - Growth.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Preservation Series - Growth(1)
For each year ended December 31	2014	2013(2)

Operations:
Net investment income/(loss)	$(43,716)	$(21,949)
Net realized gain/(loss) on investments	965,612	494,933
Change in unrealized net appreciation/depreciation	(390,349)	964,500
Net Increase/(Decrease) in Net Assets Resulting from Operations	531,547	1,437,484
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain from Investment Transactions*
Institutional Shares	(499,540)	(141,300)
Service Shares	(499,697)	(141,300)
Net Decrease from Dividends and Distributions to Shareholders	(999,237)	(282,600)
Capital Share Transactions:
Reinvested Dividends and Distributions
Institutional Shares	499,540	141,300
Service Shares	499,697	141,300
Net Increase/(Decrease) from Capital Share Transactions	999,237	282,600
Net Increase/(Decrease) in Net Assets	531,547	1,437,484
Net Assets:
Beginning of period	6,849,561	5,412,077
End of period	$7,381,108	$6,849,561

Undistributed Net Investment Income/(Loss)*	$(76)	$(27)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Protected Series - Growth.
(2)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

	Janus Aspen Preservation Series – Growth(1)
For a share outstanding during each year or period ended December 31	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$13.14	$10.84	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(3)	0.01	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.06	2.86	0.83
Total from Investment Operations	0.99	2.87	0.84
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.88)	(0.57)	–
Total Distributions	(1.88)	(0.57)	–
Net Asset Value, End of Period	$12.25	$13.14	$10.84
Total Return**	7.94%	26.66%	8.40%
Net Assets, End of Period (in thousands)	$3,704	$3,434	$2,709
Average Net Assets for the Period (in thousands)	$3,485	$3,009	$2,689
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.80%	3.95%	4.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.41%	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.50)%	(0.24)%	(0.02)%
Portfolio Turnover Rate	90%	67%	107%

Service Shares

	Janus Aspen Preservation Series – Growth(1)
For a share outstanding during each year or period ended December 31	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$13.08	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.04	2.85	0.82
Total from Investment Operations	0.94	2.84	0.81
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.88)	(0.57)	–
Total Distributions	(1.88)	(0.57)	–
Net Asset Value, End of Period	$12.14	$13.08	$10.81
Total Return**	7.58%	26.45%	8.10%
Net Assets, End of Period (in thousands)	$3,677	$3,416	$2,703
Average Net Assets for the Period (in thousands)	$3,463	$2,998	$2,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.05%	4.20%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.66%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.75)%	(0.49)%	(0.27)%
Portfolio Turnover Rate	90%	67%	107%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Aspen Protected Series – Growth.
(2)	Period from January 3, 2012 (inception date) through December 31, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Preservation Series – Growth (formerly named Janus Aspen Protected Series – Growth) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Capital Protection Agreement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Portfolio’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Portfolio, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the Portfolio’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Portfolio. The Settlement Amount under the Capital Protection Agreement is owed directly to the Portfolio and not the Portfolio’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class as well as the percentages of the Portfolio’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus website at janus.com/variable-insurance. Please refer to the Portfolio’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”).

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Portfolio, it can fluctuate between 0.60% and 0.75% of the Portfolio’s net assets.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign

18 | DECEMBER 31, 2014

exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Because the payment of dividends and distributions could have the effect of reducing the Portfolio’s NAV as a result of the reduction in the aggregate value of the Portfolio’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Portfolio by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Portfolio’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are

Janus Aspen Series | 19

Notes to Financial Statements (continued)

categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 1
Portfolio	to Level 2

Janus Aspen Preservation Series - Growth	$367,007

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain

20 | DECEMBER 31, 2014

minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments. Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

The following table provides average ending monthly market value amounts on sold futures contracts during the year ended December 31, 2014.

Portfolio	Sold

Janus Aspen Preservation Series - Growth	$36,062

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

22 | DECEMBER 31, 2014

During the year, the Portfolio purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the year ended December 31, 2014.

Portfolio	Purchased Zero-Strike Call Options

Janus Aspen Preservation Series - Growth	$78,794

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Preservation Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options - zero strike calls	$3,103

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as		Purchased options -
hedging instruments	Futures contracts	zero strike calls	Total

Janus Aspen Preservation Series - Growth
Equity Contracts	$(38,337)	$(36,283)	$(74,620)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’	Purchased options -
hedging instruments	deferred compensation	zero strike calls	Total

Janus Aspen Preservation Series - Growth
Capital Protection Agreement	$0	$–	$0
Equity Contracts	–	7,256	7,256

Total	$0	$7,256	$7,256

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio, as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and Statements of Additional Information.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

Janus Aspen Series | 23

Notes to Financial Statements (continued)

and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of either share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and will proceed with the liquidation process as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives

24 | DECEMBER 31, 2014

transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

BNP Paribas	$3,103	$–	$–	$3,103

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high

Janus Aspen Series | 25

Notes to Financial Statements (continued)

degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average	Contractual
	Daily	Investment
	Net Assets	Advisory
Portfolio	of the Portfolio	Fee (%)

Janus Aspen Preservation Series - Growth	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015.

	New	Previous
	Expense	Expense
	Limit (%)	Limit (%)
	(May 1, 2014	(until
Portfolio	to present)	May 1, 2014)

Janus Aspen Preservation Series - Growth	1.35 - 1.50*	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise

26 | DECEMBER 31, 2014

waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $36,133 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $277,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Portfolios. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

As of December 31, 2014, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Portfolio
Portfolio	Owned	Owned

Janus Aspen Preservation Series - Growth - Institutional Shares	100%	50%
Janus Aspen Preservation Series - Growth - Service Shares	100	50

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Preservation Series - Growth	$–	$129,131	$–	$–	$(12,264)	$(3,246)	$1,048,790

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Preservation Series - Growth	$6,474,783	$1,136,788	$(87,998)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Preservation Series - Growth	$–	$999,237	$–	$(32,077)

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Preservation Series - Growth	$–	$282,600	$–	$(22,183)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Portfolio	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Aspen Preservation Series - Growth	$(32,560)	$43,667	$(11,107)

28 | DECEMBER 31, 2014

6.	Capital Share Transactions

	Janus Aspen Preservation Series - Growth
For each year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	41,217	11,214
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	41,217	11,214
Shares Outstanding, Beginning of Period	261,214	250,000
Shares Outstanding, End of Period	302,431	261,214
Transactions in Portfolio Shares – Service Shares:
Shares sold	–	–
Reinvested dividends and distributions	41,570	11,268
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	41,570	11,268
Shares Outstanding, Beginning of Period	261,268	250,000
Shares Outstanding, End of Period	302,838	261,268

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Preservation Series - Growth	$6,010,933	$6,477,739	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Preservation Series – Growth
(formerly named Janus Aspen Protected Series – Growth):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Preservation Series – Growth (formerly named Janus Aspen Protected Series – Growth) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 13, 2015

30 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Aspen Series, on behalf of Janus Aspen Preservation Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

32 | DECEMBER 31, 2014

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

34 | DECEMBER 31, 2014

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than

36 | DECEMBER 31, 2014

management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the

38 | DECEMBER 31, 2014

Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’

40 | DECEMBER 31, 2014

independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

42 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 43

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | DECEMBER 31, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2014:

Capital Gain Distributions

Portfolio

Janus Aspen Preservation Series - Growth	$999,237

Janus Aspen Series | 45

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 59 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	59	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	59	Director of MotiveQuest LLC
(strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

46 | DECEMBER 31, 2014

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	59	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	59	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	59	None

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of	Other Directorships
				Portfolios/Funds	Held by Trustee
Name, Address,	Positions Held	Length of	Principal Occupations	in Fund Complex	During the Past
and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	59	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

* Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

48 | DECEMBER 31, 2014

OFFICERS

Name, Address,		Term of Office* and
and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Aspen Preservation Series – Growth	1/12-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81412	109-02-81126 02-15

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2014	$441,239	$13,300	$143,805	$40,417
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2013	$547,383	$0	$90,885	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s annual financial statements and services normally provided by the Auditor in connection with statutory and regulatory filings or engagements. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review. The above “All Other Fees” were billed for amounts related to the review of an affiliated Fund service provider’s internal accounting control and related procedures.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2014	$13,300	$3,315	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2013	$29,434	$3,087	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination. The above “Tax Fees” were billed for amounts related to tax advice.

Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A),(B)
December 31	(A)	(B)	(C)	and (C)
2014	$933	$0	$25,400	$26,333
2013	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable to this Registrant.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable to this Registrant.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Bruce Koepfgen

Bruce Koepfgen,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)
Date: February 27, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen

Bruce Koepfgen,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date: February 27, 2015

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: February 27, 2015